Exhibit 10.1

MASTER REPURCHASE AND SECURITIES CONTRACT
by and between
CMFT RE LENDING RF SUB WF, LLC,
as Seller
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Buyer
Dated as of May 20, 2021

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EXHIBITS
Exhibit A    -    Form of Confirmation
Exhibit B    -    Form of Irrevocable Redirection Notice
Exhibit C     -    Form of Closing Certificate
Exhibit D-1    -    Form of Power of Attorney (Seller)
Exhibit D-2    -    Form of Power of Attorney (Pledgor)
Exhibit E    -    Form of Patriot Act Certificate
Exhibit F    -    Form of Compliance Certificate
Exhibit G-1    -    Form of Controlled Account Agreement
Exhibit G-2    -    Form of Account Control Agreement
Exhibit H    -    Form of Assignment and Acceptance
Exhibit I    -    Form of Additional Seller Joinder Agreement
Exhibit J    -    Form of Certification

SCHEDULES
Schedule 1(a) -    Representations and Warranties Re: Purchased Assets Consisting Of Whole Loans

Schedule 1(b) -    Representations and Warranties Re: Purchased Assets Consisting Of Participation Interests

ANNEXES
Annex 1    -    Party Addresses
    Annex 2 -    Seller’s Account, Waterfall Account, Servicer Account and General Servicing Account
Annex 3    -    Independent Directors’ Contact Information
Annex 4     -    List of Prohibited Transferees
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THIS MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of May 20, 2021 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, this “Agreement”), is made by and between CMFT RE LENDING RF SUB WF, LLC, a Delaware limited liability company, as seller (as more specifically defined below, “Seller”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as buyer (as more specifically defined below, “Buyer”). Seller and Buyer (each a “Party”) hereby agree as follows:
ARTICLE 1.

APPLICABILITY
Section1.01Applicability. Subject to the terms and conditions of the Repurchase Documents, from time to time during the Funding Period and at the request of Seller, the Parties may enter into transactions in which Seller agrees to sell, transfer and assign to Buyer certain Assets and all related rights in and interests related to such Assets on a servicing released basis, against the transfer of funds by Buyer representing the Purchase Price for such Assets, with a simultaneous agreement by Buyer to transfer such Assets to Seller for subsequent repurchase on the related Repurchase Date, which date shall not be later than the Facility Termination Date, against the transfer of funds by Seller representing the Repurchase Price for such Assets.
ARTICLE 2.

DEFINITIONS AND INTERPRETATION
Section2.01Definitions.
“ABS Issuer Exemption”: An exemption from the prohibition against “Sponsoring” (as such term is defined in the Volcker Rule), acquiring or retaining an Ownership Interest in a Covered Fund as more particularly set forth under Section ___.11(b) of the Final Regulations to the Volcker Rule.
“Accelerated Repurchase Date”: Defined in Section 10.02.
“Accepted Servicing Practices”: With respect to any Purchased Asset, the meaning set forth in the Servicing Agreement or, if not defined therein, the commercial mortgage loan servicing practices of prudent financial or commercial mortgage lending institutions that service Assets of the same Type as such Purchased Asset in the jurisdiction where the related Underlying Mortgaged Property is located.
“Account Control Agreement”: With respect to the Servicer Account, an account control agreement in favor of Buyer in the form of Exhibit G-2 attached hereto, executed by the Seller, Servicer, Buyer and Bank, as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.
“Additional Seller Joinder Agreement”: An Additional Seller Joinder Agreement, substantially in the form of Exhibit I, duly executed and delivered by each party thereto.
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“Additional Sellers”: Any additional party or parties that has executed and delivered an Additional Seller Joinder Agreement and has become a “Seller” under the Repurchase Documents.
“Affiliate”: When used with respect to, (a) any of Seller, Pledgor or Guarantor, Guarantor and Guarantor’s Subsidiaries and (b) any other Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, such other Person.
“Agreement”: Defined in the Preamble hereto.
“Anti-Corruption Law”: The U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act, the Canadian Corruption of Foreign Public Officials Act or any other law applicable to Seller or any of its Affiliates that prohibit the bribery of foreign officials to gain a business advantage.
“Anti–Money Laundering Laws”: The applicable laws or regulations in any jurisdiction in which Seller, Guarantor or any Affiliates of Seller or Guarantor is located or doing business that relate to money laundering, any predicate crime to money laundering or any financial record keeping and reporting requirements related thereto.
“Applicable Percentage”: Defined in the Fee Letter.
“Appraisal”: A FIRREA-compliant appraisal of the related Underlying Mortgaged Property from an Independent Appraiser, addressed to (either directly or pursuant to a reliance letter in favor of Buyer or reliance language in such Appraisal running to the benefit of Buyer as a successor or assign) and reasonably satisfactory to Buyer.
“Approved Representation Exception”: Any Representation Exception furnished by Seller to Buyer and approved by Buyer in its discretion prior to or after the related Purchase Date.
“Asset”: Any Whole Loan or Participation Interest, the Underlying Mortgaged Property for which is included in the categories for Types of Underlying Mortgaged Property, or, on a case by case exception basis, any other performing asset approved by Buyer in its sole and absolute discretion (and in all cases subject to any modifications to the Repurchase Documents that Buyer may require in its discretion as a condition to such purchase of such other asset), but in all cases Asset shall exclude any real property acquired by Seller through foreclosure or deed in lieu of foreclosure, distressed debt, any Equity Interest issued by a special purpose entity organized to issue collateralized debt or loan obligations, any unimproved land, for sale, construction, conversion or use, gut or heavy rehab properties or any subordinate debt assets (other than subordinate debt that is included with all related senior interest and approved by Buyer on a case-by-case basis).
“Asset Management Exemption”: An exemption from the prohibition against “Sponsoring” (as such term is defined in the Volcker Rule), acquiring or retaining an Ownership Interest in a Covered Fund as more particularly set forth under Section ___.11(a) of the Final Regulations to the Volcker Rule.

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“Asset Value”: As of any date of determination with respect to an Asset, an amount equal to the product of (x) the Market Value for such Asset times (y) the Applicable Percentage (or the Initial Approved Applicable Percentage, if applicable) for such Asset; provided, however, the Asset Value of any Purchased Asset may be reduced, by an amount determined by Buyer in its discretion, including, but not limited to, any one or more of the following:
(a)with respect to any Purchased Asset, reductions required to maintain a PPV of the Maximum PPV Percentage or less;
(b)with respect to any Purchased Asset, reductions required to maintain a Debt Yield of the Required Debt Yield Percentage (if any) or greater; and
(c)with respect to all Purchased Assets (on a combined basis), reductions required to maintain a Debt Yield of the Required Portfolio Debt Yield Percentage or greater.
“Assignment and Acceptance”: Defined in Section 18.08(c).
“Bank”: JP Morgan Chase Bank, N.A.
“Bankruptcy Code”: Title 11 of the United States Code (11 U.S.C. § 101, et seq.), as amended, modified or replaced from time to time.
“Benchmark”: Initially, LIBOR; provided, that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 12.01(a).
“Benchmark Replacement”: The first alternative set forth in the order below that can be determined by Buyer as of the Benchmark Replacement Date:
(a)the sum of: (i) Term SOFR and (ii) the Benchmark Replacement Adjustment;
(b)the sum of: (i) Compounded SOFR and (ii) the Benchmark Replacement Adjustment; or
(c)the sum of: (i) the alternate rate of interest that has been selected by Buyer as the replacement (including, without limitation, a temporary replacement determined by Buyer pursuant to Section 12.01 (d)) for the then-current Benchmark for the Corresponding Tenor and (ii) the Benchmark Replacement Adjustment;
provided that, in the case of clauses (a) and (b) above, such rate, or the underlying rates component thereof, is or are displayed on a screen or other information service that publishes such rate or rates from time to time as selected by Buyer in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a), (b) or (c) above would be less

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than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.
“Benchmark Replacement Adjustment”:
(a)For purposes of clauses (a) and (b) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by Buyer as of the Benchmark Replacement Date:
(i)the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;
(ii)the spread adjustment (which may be a positive or negative value or zero) that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to USD LIBOR for the Corresponding Tenor; and
(b)for purposes of clause (c) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Buyer for the Corresponding Tenor; provided that, in the case of clause (a) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Buyer in its reasonable discretion.
“Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including, but not limited to, changes to the definition of “Pricing Period” and “Pricing Rate”, timing and frequency of determining rates and making payments of Price Differential, prepayment provisions, early repurchases, and other administrative matters) that Buyer decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer decides that adoption of any portion of such market practice is not administratively feasible or if Buyer determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Buyer decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date”: With respect to Section 12.01(a), the earliest to occur of the following events with respect to the then-current Benchmark:
(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark;

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(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or
(c)in the case of an Early Opt-in Election, the fifth (5th) Business Day after the Rate Election Notice is provided to Seller, and
For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.
“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(b)a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.
“Beneficial Ownership Certification”: A certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in a form as agreed to by Buyer.
“Beneficial Ownership Regulation”: Means 31 C.F.R. § 1010.230.
“BHC Act Affiliate”: Has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Book Value”: With respect to an Asset, as of any date, an amount, as certified by Seller in the related Confirmation, equal to the lesser of (a) the outstanding principal amount or par value thereof as of such date, and (b) (i) the price that Seller initially paid or advanced in respect thereof, plus (ii) any additional amounts advanced by Seller, minus (iii) (A) principal payments

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received by Seller and (B) reductions made by Seller in connection with losses realized and other write-downs.
“Business Day”: Any day other than (a) a Saturday or a Sunday, (b) a day on which banks in the States of New York, California or North Carolina are authorized or obligated by law or executive order to be closed, (c) any day on which the New York Stock Exchange, the Federal Reserve Bank of New York or Custodian is authorized or obligated by law or executive order to be closed, or (d) if the term “Business Day” is used in connection with the determination of LIBOR, a day on which dealings in Dollar deposits are not carried on in the London interbank market.
“Buyer”: Wells, in its capacity as Buyer under this Agreement and the other Repurchase Documents, together with its successors and permitted assigns (in accordance with the terms hereof).
“Capital Lease Obligations”: With respect to any Person, the amount of all obligations of such Person to pay rent or other amounts under a lease of property to the extent and in the amount that such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person.
“Cash and Cash Equivalents”: Any of the following: (a) cash, (b) fully federally insured demand deposits and (c) securities with maturities of thirty (30) days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, in all cases, other than restricted cash.
“Change of Control”: The occurrence of any of the following events: (a) a merger or consolidation of Seller, Equity Pledgor or Manager, (b) a merger or consolidation of Guarantor and the surviving entity is not Controlled or externally managed by Manager, (c) any conveyance, transfer or disposal of all or substantially all of Seller, Equity Pledgor, Guarantor or Manager’s assets to any Person or entity (other than, in the case of Seller, sales of Purchased Assets in the ordinary course of business), (d) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act, as amended) (other than the Manager) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the beneficial owner, directly or indirectly, of 50% or more of the total voting power of all classes of Equity Interests of Guarantor or Manager entitled to vote generally in the election of the directors (or the applicable equivalent), (e) Guarantor shall cease to, directly or indirectly, own and control, of record and beneficially, 100% of the Equity Interests of Equity Pledgor, (f) Equity Pledgor shall cease to own and control, of record and beneficially, 100% of the Equity Interests of Seller, or (g) Guarantor ceases to directly or indirectly own and Control, of record and beneficially, 100% of the Equity Interest of Seller, (h) Manager shall cease to act as the external manager for Guarantor or Manager shall cease to be owned and Controlled by CIM Group, LLC; provided that an internalization of management or other similar reorganization by Guarantor shall not be deemed a “Change of Control” pursuant to clauses (a) through (d) or (h).
“CIM Affiliated Facility”: The credit facility between Wells and an affiliate of Guarantor, as evidenced by the Second Amended and Restated Credit Agreement, dated as of

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March 15, 2017, between Cole Operating Partnership IV, LP, a Delaware limited partnership, as borrower, each lender a party thereto from time to time and JP Morgan Chase Bank, N.A., as administrative agent and L/C issuer.
“Closing Certificate”: A true and correct certificate in the form of Exhibit C, executed by a Responsible Officer of each Repurchase Party.
“Closing Date”: May 20, 2021.
“Code”: The Internal Revenue Code of 1986 and the regulations promulgated and rulings issued thereunder, in each case as amended, modified or replaced from time to time.
“Commonly Controlled Entity”: An entity, whether or not incorporated, which is under common control with Seller or any other Repurchase Party within the meaning of Section 4001(b)(1) of ERISA or is part of a group which includes Seller or any other Repurchase Party and which is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 412 of the Code to the extent required by such section, Section 414(m) or 414(o) of the Code.
“Compliance Certificate”: A true and correct certificate in the form of Exhibit F, executed by a Responsible Officer of Seller and Guarantor.
“Compounded SOFR”: The compounded average of daily SOFRs for the Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in advance or compounding in arrears with a lookback and/or suspension period as a mechanism to determine the Price Differential amount payable prior to the end of each Pricing Period) being established by Buyer in accordance with:
(a)the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR (either in advance or arrears, as applicable); provided that:
(b)if, and to the extent that, Buyer determines that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that Buyer determines are substantially consistent with at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time (as a result of amendment or as originally executed) that are publicly available for review;
provided, further, that if Buyer decides that any such rate, methodology or convention determined in accordance with clause (a) or clause (b) is not administratively feasible for Buyer, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement”.
“Concentration Limit”: Unless otherwise agreed to in writing by Buyer, with respect to the Purchased Assets, as follows:

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(a)the aggregate Purchase Price outstanding for any single Purchased Asset shall not exceed 33% of the Maximum Amount;
(b)the aggregate Purchase Price outstanding for all Hotel-Related Assets shall not exceed 25% of the Maximum Amount; and
(c)the aggregate Purchase Price outstanding for all Participation Interests shall not exceed 25% of the Maximum Amount.
“Confirmation”: A purchase confirmation in the form of Exhibit A, duly completed, executed and delivered by Seller and Buyer in accordance with Section 3.01.
“Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Subsidiaries”: As of any date and any Person, any and all Subsidiaries or other entities that are consolidated with such Person in accordance with GAAP.
“Contingent Liabilities”: With respect to any Person as of any date, all of the following as of such date: (a) liabilities and obligations (including any Guarantee Obligations) of such Person in respect of “off–balance sheet arrangements” (as defined in the Off–Balance Sheet Rules defined below in this definition), (b) obligations, including Guarantee Obligations, whether or not required to be disclosed in the footnotes to such Person’s financial statements, guaranteeing in whole or in part any Non–Recourse Indebtedness, lease, dividend or other obligation, excluding, however (i) contractual indemnities (including any indemnity or price–adjustment provision relating to the purchase or sale of securities or other assets) and (ii) guarantees of non–monetary obligations that have not yet been called on or quantified, of such Person or any other Person, and (c) forward commitments or obligations to fund or provide proceeds with respect to any loan or other financing that is obligatory and non–discretionary on the part of the lender. The amount of any Contingent Liabilities described in the preceding clause (b) shall be deemed to be, (i) with respect to a guarantee of interest or interest and principal, or operating income guarantee, the sum of all payments required to be made thereunder (which, in the case of an operating income guarantee, shall be deemed to be equal to the debt service for the note secured thereby), through (x) in the case of an interest or interest and principal guarantee, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or, (y) in the case of an operating income guarantee, the date through which such guarantee will remain in effect, and, (ii) with respect to all guarantees not covered by the preceding clause (i), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and in the footnotes to the most recent financial statements of such Person. “Off–Balance Sheet Rules” means the Disclosure in Management’s Discussion and Analysis About Off–Balance Sheet Arrangements and Aggregate Contractual Obligations, Securities Act Release Nos. 33–8182; 34–47264; FR–67 International Series Release No. 1266 File No. S7–42–02, 68 Fed. Reg. 5982 (Feb. 5, 2003) (codified at 17 CFR Parts 228, 229 and 249).

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“Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, deed to secure debt, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property or assets are bound or are subject.
“Control”: With respect to any Person, the direct or indirect possession of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling,” “Controlled” and “under common Control” have correlative meanings.
“Controlled Account Agreement”: A control agreement in the form of Exhibit G-1 attached hereto with respect to the Waterfall Account, dated as of the Closing Date, among Seller, Buyer and Waterfall Account Bank, as the same shall be amended, modified, waived, supplemented, extended, replaced or restated from time to time.
“Corresponding Tenor”: With respect to a Benchmark Replacement an approximately one-month tenor (including overnight) (disregarding Business Day adjustment).
“Covered Fund”: As defined in the Volcker Rule.
“Covered Fund Relationship”: With respect to a Covered Fund, a relationship with such Covered Fund whereby Buyer (or any of its affiliates) (i) is acting as an investment adviser, investment manager, or commodity trading adviser to such Covered Fund, (ii) “Sponsors” (as such term is defined in the Volcker Rule) such Covered Fund, (iii) organizes and offers such Covered Fund pursuant to the Asset Management Exemption, or (iv) holds an Ownership Interest in such Covered Fund pursuant to the ABS Issuer Exemption.
“Credit Approval Memo”: With respect to an Asset, the internal memorandum produced by Seller or an Affiliate of Seller in connection with Seller’s or such Affiliate’s internal approval process for the origination or purchase of such Asset.
“Credit Event”: With respect to any Purchased Asset, the determination by Buyer in its discretion that any of the following events, occurrences or conditions have occurred with respect to such Purchased Asset: (a) any Insolvency Event with respect to any Underlying Obligor with respect to such Purchased Asset and such Insolvency Event is determined by Buyer to have a Material Adverse Effect on the timing and/or amounts or receipts of Income, principal or other amounts with respect to such Purchased Asset or in connection with the exercise of any rights or remedies relating to such Purchased Asset, (b) the deterioration in value affecting the PPV of such Purchased Asset or any Underlying Mortgaged Property relating to such Purchased Asset (other than due to fluctuations in interest rates and credit spreads), (c) any decline in the net cash flow or net operating income affecting the Debt Yield of any Purchased Asset (determined on an annualized basis) or any Underlying Mortgaged Property related thereto unless set forth in the related Confirmation, (d) any deterioration (other than any anticipated deterioration which is described and acknowledged by Buyer in the related Confirmation) in the operations, property, assets, business, financial condition, or payment ability of any Underlying Obligor under the related Mortgage Note, (e) the loss of any security interest (or the priority thereof) with respect to (i) such Purchased Asset or under any of the Repurchase Documents with respect to such

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Purchased Asset or (ii) any related Underlying Mortgaged Property or other collateral for such Purchased Asset or under any of the Mortgage Loan Documents for such Purchased Asset (excluding releases permitted by the Mortgage Loan Documents for such Purchased Asset and accompanied by a payment to Buyer of the corresponding Repurchase Price for such Purchased Asset and satisfaction of clause (m) of the definition of Eligible Asset, as applicable), (f) the failure of such Purchased Asset to qualify for Bankruptcy Code safe harbor treatment (as more fully described in Article 14 hereof), (g) Seller fails to deliver any reports required under the Repurchase Documents with respect to such Purchased Asset and Buyer determines that such failure adversely affects Buyer’s ability to determine the Market Value of such Purchased Asset, (h) any Representation Breach of a representation made herein with respect to such Purchased Asset, or any representation made in any Mortgage Loan Document with respect to such Purchased Asset is not true and correct beyond any applicable notice and cure rights that exist in the applicable underlying Mortgage Loan Document, in each case, other than an Approved Representation Exception, (i) [reserved], (j) such Purchased Asset with respect to which Buyer determines that there is a material adverse effect on the timing or amounts of or receipts of Income or in connection with the exercise of rights and remedies relating to such Purchased Asset, including, but not limited to, by reason of Underlying Obligor default beyond any notice and/or cure periods under the applicable Mortgage Loan Documents, an Insolvency Event with respect to the Underlying Obligor or litigation involving such Purchased Asset or Underlying Obligor, (k) such Purchased Asset with respect to which Seller has failed to deliver the Mortgage Note, the other Mortgage Loan Documents and the other documents required by the Custodial Agreement to Custodian for the benefit of Buyer within the time periods required by the Custodial Agreement or the Mortgage Note or other Mortgage Loan Documents have been released to Seller or Servicer and the same are not returned within the time periods required by the Custodial Agreement, (l) any written information provided by Seller, Guarantor, Pledgor, Sub-Servicer or any Affiliate of any of the foregoing to Buyer with respect to such Purchased Asset is untrue in any material respect after the expiration of any applicable notice and cure periods, (m) any Retained Interest, funding obligation or any other obligation of any kind with respect to such Purchased Asset has been transferred to Buyer without Buyer’s prior written consent, (n) such Purchased Asset is not repurchased on the related Repurchase Date, (o) failure of Seller to satisfy (or obtain a waiver, in writing, from Buyer of) any of the conditions precedent in Section 6.02 (other than those set forth in Sections 6.02(g) and (h)) with respect to such Purchased Asset or the related Transaction, unless such failure was set forth in an exceptions schedule to the relevant Confirmation or otherwise waived in writing by Buyer on or before the related Purchase Date, or (p) to the extent Buyer and Seller agree to any performance thresholds with respect to such Purchased Asset, as set forth in the related Confirmation, any breach or failure to satisfy such thresholds.
“Current Appraisal”: An Appraisal dated within twelve (12) months of the date of determination which such Appraisal shall be approved by Buyer in its discretion.
“Current Mark-to-Market Value”: For any Asset, as of any date, the market value for such Asset as of such date, as such market value is determined by Buyer in its discretion, which is subject to reduction in Buyer’s discretion for any reason (excluding for reasons relating to fluctuations in current interest rates, interest rate spreads or credit spreads), and which market value may be zero (0).

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“Custodial Agreement”: The Custodial Agreement, dated as of the Closing Date, among Buyer, Seller and Custodian, as the same shall be amended, modified, waived, supplemented, extended, replaced or restated from time to time.
“Custodian”: Wells Fargo Bank, National Association, or any successor permitted by the Custodial Agreement.
“Debt Yield”: With respect to each Asset or Purchased Asset and for any relevant time period, the percentage equivalent of the quotient obtained by dividing (a) the underwritten annual net cash flow or underwritten net operating income from the related Underlying Mortgaged Properties as determined by Buyer in its discretion by (b) the outstanding Purchase Price of such Asset or Purchased Asset. For the avoidance of doubt, in determining the Debt Yield, Buyer shall use an annual number in the numerator of such calculation.
“Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default.
“Default Rate”: As of any date, the lesser of (a) the Pricing Rate in effect on such date plus 500 basis points (5.00%) and (b) the highest rate permitted by Requirements of Law.
“Default Right”: Has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulted Asset”: Any Asset (a) that is thirty (30) or more days (or, in the case of payments due at maturity, three (3) days) delinquent in the payment of principal, interest, fees, distributions or any other amounts payable under the related Mortgage Loan Documents, without regard to any waivers or modifications of, or amendments to, the related Mortgage Loan Documents other than those that were disclosed in writing to Buyer prior to the Purchase Date of the related Purchased Asset and those approved by Buyer after the related Purchase Date in accordance with the terms of this Agreement, (b) for which there is a Representation Breach of a material representation as determined by Buyer in its discretion with respect to such Asset, which breach is still outstanding and has not been cured, other than an Approved Representation Exception, (c) for which there is a material non-monetary default under the related Mortgage Loan Documents beyond any applicable notice or cure period, without regard to any waivers or modifications of, or amendments to, the related Mortgage Loan Documents other than those that were disclosed in writing to Buyer prior to the Purchase Date of the related Purchased Asset and those approved by Buyer after the related Purchase Date in accordance with the terms of this Agreement, (d) as to whose Underlying Obligor an Insolvency Event has occurred, (e) with respect to which there has been an extension, amendment, waiver or other modification to the terms of, or any collateral, guaranty or indemnity for, or the exercise of any material right or remedy of a holder (including all lending, corporate and voting rights, remedies, consents, approvals and waivers) of any Purchased Asset or the related Mortgage Loan Documents that have a material adverse effect on the value or collectability of such Purchased Asset, as determined by Buyer in its discretion, other than those which have been approved by Buyer after the Purchase Date in accordance with the terms of this Agreement, (f) with respect to which Seller or Servicer has notified Buyer of its determination to foreclose, or (g) that is in foreclosure

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or in respect of which Seller or Servicer has made a statutorily required filing or served other written notice of the commencement of foreclosure proceedings with respect to any Lien on the related Underlying Mortgaged Property.
“Deficit Amount”: (a) In the case of a Margin Deficit created because the Debt Yield for all Purchased Assets (on a combined basis) is less than the Required Portfolio Debt Yield Percentage, the amount by which the Purchase Price for such Purchased Assets is required to be reduced so that the Debt Yield for all such Purchased Assets (on a combined basis) is at greater than or equal to the Required Portfolio Debt Yield Percentage, (b) in the case of a Margin Deficit created because the Debt Yield or PPV for a Purchased Asset does not satisfy the Required Debt Yield Percentage (if any) and/or the Maximum PPV Percentage, as applicable, the amount by which the Purchase Price for such Purchased Asset is required to be reduced so that, after giving effect to such reduction, such Purchased Asset is in compliance with the Required Debt Yield Percentage (if any) and the Maximum PPV Percentage, and (c) in all other cases of Margin Deficits, the amount determined by Buyer in its discretion, which amount may be 100% of the outstanding Purchase Price for such Purchased Asset and shall be 100% of the outstanding Purchase Price if (i) Seller fails to repurchase a Purchased Asset on its related Repurchase Date or (ii) the Confirmation for the Purchased Asset so provides.
“Delaware LLC Act”: Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.
“Derivatives Contract”: Any rate swap transaction, basis swap, credit derivative transaction, forward rate transaction, commodity swap, commodity option, forward commodity contract, equity or equity index swap or option, bond or bond price or bond index swap or option or forward bond or forward bond price or forward bond index transaction, interest rate option, forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross–currency rate swap transaction, currency option, spot contract, or any other similar transaction or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, including any obligations or liabilities thereunder.
“Derivatives Termination Value”: With respect to any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivatives Contracts, (a) for any date on or after the date such Derivatives Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in the preceding clause (a), the amount(s) determined as the mark–to–market value(s) for such Derivatives Contracts, as determined based on one or more mid–market or other readily available quotations provided by any recognized dealer in such Derivatives Contracts (which may include Buyer).
“Determination Date”: With respect to a Remittance Date, the date that is two (2) Business Days preceding such Remittance Date.
“Dividing LLC”: A Delaware limited liability company that is effecting a Division pursuant to and in accordance with Section 18-217 of the Delaware LLC Act.

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“Division”: The division of a Dividing LLC into two or more domestic limited liability companies pursuant to and in accordance with Section 18-217 of the Delaware LLC Act.
“Division LLC”: A surviving company, if any, and each resulting company, in each case that is the result of a Division.
“Dollars” and “$”: Lawful money of the United States of America.
“Draw Fee”: As defined in the Fee Letter.
“Early Opt-in Election”: The occurrence of:
(a)a determination by Buyer that at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities to which Buyer is a party at such time contain (as a result of amendment or as originally executed) as a benchmark interest rate, in lieu of LIBOR, Term SOFR, or Compounded SOFR, plus (if applicable as a result of a fallback from another benchmark interest rate) a Benchmark Replacement Adjustment, and
(b)the election by Buyer to declare that an Early Opt-in Election has occurred and the provision by Buyer of written notice of such election to Seller (the “Rate Election Notice”).
“Early Repurchase Date”: The date on which a Purchased Asset is repurchased under Section 3.05, which date is prior to the scheduled Repurchase Date for such Purchased Asset under clauses (a) or (c), as applicable, of the definition of Repurchase Date.
“EBITDA”: With respect to any Person and for any Test Period, an amount equal to the sum of (a) Net Income (or loss) of such Person (prior to any impact from minority interests or joint venture net income and before deduction of any dividends on preferred stock of such Person), plus the following (but only to the extent actually included in determination of such Net Income (or loss)): (i) depreciation and amortization expense, (ii) Interest Expense (other than any Interest Expense accrued in connection with an Interest Rate Protection Agreement), (iii) income tax expense, and (iv) extraordinary or non-recurring gains and losses, plus (b) such Person’s proportionate share of Net Income of the joint venture investments and unconsolidated Affiliates of such Person, all with respect to such period.
“Eligible Asset”: An Asset, as of any date of determination, that meets each of the following criteria at all times:
(a)that has been approved as a Purchased Asset by Buyer as of the related Purchase Date;
(b)that was originated by Seller or, to the extent required pursuant to Section 7.10, as to which Seller has provided to Buyer a true sale opinion or a residual pledge acceptable to Buyer with respect to the purchase by Seller from an Affiliate of Seller;

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(c)with respect to which no Representation Breach exists, other than an Approved Representation Exception;
(d)that is not a Defaulted Asset;
(e)with respect to which there are no future funding obligations on the part of Seller or Buyer or any other Person except as may be disclosed by Seller in writing to and approved by Buyer in the Confirmation; provided, that, prior to the First Extended Facility Termination Date, if applicable, upon request from Seller, Buyer may underwrite a future funding request and will approve or disapprove any such request in Buyer’s sole and absolute discretion;
(f)with respect to any Hotel-Related Asset, (i) Seller has provided Buyer a copy of the executed franchise agreement or management agreement and related documents for operation of the hotel under the national flag, any reports issued by the franchisor/brand with respect to the Underlying Obligor’s performance under the franchise agreement or management agreement, as applicable, and a comfort letter signed by the franchisor/brand (which comfort letter shall run to the benefit of successors and assigns of Seller or which shall name Buyer and its Affiliates as an approved assignee), each of which shall be acceptable to Buyer in its discretion, (ii) the hotel is managed by a manager acceptable to Buyer in its discretion, and (iii) with respect to the management of the hotel, Seller has provided to Buyer copies of the management agreement and subordination of management agreement, each of which shall be acceptable to Buyer in its discretion;
(g)whose Underlying Mortgaged Property is located in the United States (excluding Puerto Rico and any other United States territory), whose Underlying Obligors are domiciled in the United States (excluding Puerto Rico and any other United States territory, except as otherwise agreed to by Buyer), and all obligations thereunder and under the Mortgage Loan Documents are denominated and payable in Dollars;
(h)which does not violate any Concentration Limit;
(i)whose related Underlying Obligors (and any of their respective Affiliates) are not Sanctioned Targets;
(j)that does not involve an Equity Interest held or to be held by Seller, Guarantor or any Affiliate of Seller or Guarantor that would result in (i) an actual or potential conflict of interest, (ii) an affiliation with an Underlying Obligor which results or could reasonably be expected to result in the loss or impairment of any material rights of the holder of the Asset; provided, Seller shall disclose to Buyer before the Purchase Date each Equity Interest held or to be held by Seller, Guarantor or any Affiliate of Seller or Guarantor with respect to such Asset whether or not it satisfies either of the preceding clauses (i) or (ii);
(k)that is evidenced by a Mortgage Note which is secured by a perfected, first priority security interest on a commercial or multi-family property;

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(l)that does not include any unimproved land, land for-sale, construction property, conversion of use, gut or heavy rehab property, or any subordinate debt assets (other than subordinate debt included with all related senior interests and approved by Buyer on a case-by-case basis); and
(m)if any portion of the Mortgaged Property related to such Asset or Purchased Asset is subject to a partial release and Buyer has not received one or more Appraisals specifying the value of both the portion of such Mortgaged Property subject to such partial release and the portion of such Mortgaged Property which remains as security for the related Asset or Purchased Asset following such partial release, then, Buyer shall have received, on or before the effective date of such partial release, an Appraisal specifying the value of the Mortgaged Property which remains as security for the related Asset or Purchased Asset following the date of consummation for such partial release;
provided, that notwithstanding the failure of an Asset to conform to the requirements of this definition, Buyer may, subject to such terms, conditions, requirements and Applicable Percentage adjustments as Buyer may require, as determined in Buyer’s discretion, designate in writing any such non–conforming Asset as an Eligible Asset, which designation (1) may include a temporary or permanent waiver of one or more Eligible Asset requirements, and (2) shall not be deemed a waiver of the requirement that all other Assets and Purchased Assets must be Eligible Assets (including any Assets that are similar or identical to the Asset or Purchased Asset subject to the waiver).
“Environmental Laws”: Any federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or hazardous materials, including CERCLA, RCRA, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Oil Pollution Act of 1990, the Emergency Planning and the Community Right-to-Know Act of 1986, the Hazardous Material Transportation Act, the Occupational Safety and Health Act, and any state and local or foreign counterparts or equivalents.
“Equity Interests”: With respect to any Person, (a) any share, interest, participation and other equivalent (however denominated) of capital stock of (or other ownership, equity or profit interests in) such Person, (b) any warrant, option or other right for the purchase or other acquisition from such Person of any of the foregoing, (c) any security convertible into or exchangeable for any of the foregoing, and (d) any other ownership or profit interest in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date.
“Equity Pledgor”: CMFT RE Lending Sub WF Holdco, LLC, a Delaware limited liability company, and any other entity entering into a Pledge and Security Agreement to pledge

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the related Pledged Equity (as defined in the Pledge Agreement) of any Additional Seller to Buyer, each together with its successors and permitted assigns.
“ERISA”: The Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder, as each of the foregoing are amended, modified or replaced from time to time.
“ERISA Event”: Defined in Section 7.07.
“Escrow Account”: The account under a Servicing Agreement in which escrow and reserve payments relating to Purchased Assets are held and, unless Wells or Trimont is the Servicer, such account shall be subject to an Account Control Agreement. This account is referred to as the “Escrow/Reserve Account” under the Trimont Servicing Agreement and the Servicer Acknowledgment Agreement and is held at the Bank.
“Event of Default”: Defined in Section 10.01.
“Excess Amount”: Defined in the definition of Release Amount (as defined in the Fee Letter).
“Excess Funding Capacity”: With respect to a Purchased Asset for which the Applicable Percentage may be less than the Initial Approved Applicable Percentage during the Funding Period, an amount determined by Buyer, which shall be equal to the product of (a) the difference between (i) the lower of (A) the Initial Approved Applicable Percentage, (B) the Applicable Percentage that Buyer would approve if the Purchased Asset was submitted for initial purchase on such date and (ii) the current Applicable Percentage with respect to such Purchased Asset and (b) the Market Value of such Purchased Asset as of the relevant date of determination.
“Exchange Act”: The Securities Exchange Act of 1934, as amended, modified or replaced from time to time.
“Excluded Taxes”: Any of the following Taxes imposed on or with respect to Buyer or required to be withheld or deducted from a payment to Buyer: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of Buyer being organized under the laws of, or having its principal office or the office from which it books the Transactions located in, the jurisdiction imposing such Taxes (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of Buyer or any Person with respect to an interest in the Repurchase Obligations pursuant to a law in effect on the date on which such Party (i) acquires such interest in the Repurchase Obligations or (ii) changes the office from which it books the Transactions, except in each case to the extent that, pursuant to Section 12.06, amounts with respect to such Taxes were payable either to such Party’s assignor immediately before such Party became a party hereto or to such Party immediately before it changed the office from which it books the Transactions, (c) Taxes attributable to Buyer’s failure to comply with Section 12.06(e) and (d) any U.S. federal withholding Taxes imposed under FATCA.

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“Exit Fee”: Defined in the Fee Letter.
“Extended Facility Termination Date”: Defined in Section 3.07(b).
“Extension Fee”: Defined in the Fee Letter.
“Facility”: The facility evidenced by and the Transactions contemplated under the Repurchase Documents.
“Facility Termination Date”: The earliest of (a) the Initial Facility Termination Date (including any extensions thereof in accordance with Section 3.07(a)), or, in the case that the Facility Termination Date is extended in accordance with Section 3.07(b) hereof, the Extended Facility Termination Date, as applicable, (b) any Accelerated Repurchase Date, and (c) any date on which the Facility Termination Date shall otherwise occur in accordance with the Repurchase Documents or Requirements of Law.
“FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“FDIA”: Defined in Section 14.03.
“FDICIA”: Defined in Section 14.04.
“Fee Letter”: The fee letter, dated as of the date hereof, between Buyer and Seller, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.
“Final Regulations”: Defined in the definitions of the “Volcker Rule” as set forth below.
“Financial Covenants”: The financial covenants set forth in Section 8.05 of this Agreement.
“Financial Indebtedness”: With respect to any Person, without duplication (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Financial Indebtedness of others secured by a lien on the property of such Person, whether or not the respective Financial Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (f) Indebtedness of others guaranteed by such Person; (g)

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all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (h) Recourse Indebtedness of such Person; (i) Indebtedness of general partnerships of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), whether by reason of any agreement to acquire such indebtedness to supply or advance sums or otherwise; (j) Capital Lease Obligations of such Person; and (k) all net liabilities or obligations under any interest rate, interest rate swap, interest rate cap, interest rate floor, interest rate collar, or other hedging instrument or agreement.
“FIRREA”: Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and the regulations promulgated thereunder, in each case as amended, modified or replaced from time to time.
“First Extended Facility Termination Date”: Defined in Section 3.07.
“Fitch”: Fitch Ratings, Inc.
“Floor”: The greater of (a) zero (0) and (b) such higher amount as may be agreed to by the parties, with respect to any Transaction, and specified in the related Confirmation (or Amended and Restated Confirmation, as applicable).
“Foreign Buyer”: A Buyer that is not a U.S. Person.
“Foreign Corrupt Practices Act”: Title 15 of the United States Code (15 U.S.C. §§ 78dd–1, et seq.), as amended, modified or replaced from time to time.
“Funding Expiration Date”: The earliest of (a) the Initial Facility Termination Date, (b) any Accelerated Repurchase Date, (c) any date on which the Funding Expiration Date shall otherwise occur in accordance with the provisions hereof or Requirements of Law.
“Funding Period”: The period from the Closing Date to and including the Funding Expiration Date.
“Future Advance Funding Period”: The period from but excluding the Funding Expiration Date to and including the First Extended Facility Termination Date.
“GAAP”: Generally accepted accounting principles as in effect from time to time in the United States, consistently applied.
“General Assignment”: Defined in the Custodial Agreement.
“General Servicing Account”: For so long as Trimont is the Servicer of the Purchased Assets, the commingled general deposit account (including any subaccounts thereof), established in the name of Servicer at Wells and described on Annex 2.
“Governing Documents”: With respect to any Person, its articles or certificate of incorporation or formation, by-laws, partnership, limited liability company, memorandum and articles of association, operating or trust agreement and/or other organizational, charter or governing documents.

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“Governmental Authority”: Any (a) nation or government, (b) state or local or other political subdivision thereof, (c) central bank or similar monetary or regulatory authority, (d) Person, agency, authority, instrumentality, court, regulatory body, central bank or other body or entity exercising executive, legislative, judicial, taxing, quasi–judicial, quasi–legislative, regulatory or administrative functions or powers of or pertaining to government, (e) court or arbitrator having jurisdiction over such Person, its Affiliates or its assets or properties, (f) stock exchange on which shares of stock of such Person are listed or admitted for trading, (g) accounting board or authority that is responsible for the establishment or interpretation of national or international accounting principles, and (h) supra-national body such as the European Union or the European Central Bank.
“Ground Lease”: A ground lease containing the following terms and conditions: (a) a remaining term (including all extension options available thereunder) that extends not less than twenty (20) years beyond the maturity date of the related Asset, (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor or with such consent given, (c) the obligation of the lessor to give the holder of any mortgage lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so, (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease, and (e) such other rights customarily required by Mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.
“Guarantee Obligation”: With respect to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of the obligations for which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, Contractual Obligation, Derivatives Contract or other obligations or Indebtedness (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation); provided, further, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum anticipated liability in respect thereof as reasonably determined by such Person.

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“Guarantor”: CIM REAL ESTATE FINANCE TRUST, INC., a Maryland corporation, together with its permitted successors and permitted assigns pursuant to the terms of the Guaranty.
“Guaranty”: The Guaranty and Subordination Agreement, dated as of the Closing Date, executed by Guarantor in favor of Buyer, as such agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.
“Hedge Counterparty”: Either (a) Wells (or any Affiliate thereof) in its capacity as counterparty to any Interest Rate Protection Agreement, or (b) any other counterparty (which may be Buyer or its Affiliate) approved by Buyer to any Interest Rate Protection Agreement with Seller, and, in each case, which Interest Rate Protection Agreement contains a consent to the collateral assignment satisfactory to Buyer of the rights (but none of the obligations) of Seller thereunder.
“Hotel-Related Asset”: An Asset the Underlying Mortgaged Property for which is primarily for hotel use.
“Income”: With respect to any Purchased Asset, all of the following (in each case with respect to the entire par amount of the Asset represented by such Purchased Asset and not just with respect to the portion of the par amount represented by the Purchase Price advanced against such Asset): (a) all Principal Payments, (b) all Interest Payments, (c) all other income, distributions, receipts, payments, collections, prepayments, recoveries, proceeds (including insurance and condemnation proceeds) and other payments or amounts of any kind paid, received, collected, recovered or distributed on, in connection with or in respect of such Purchased Asset, including principal payments, interest payments, principal and interest payments, prepayment fees, extension fees, exit fees, defeasance fees, transfer fees, make whole fees, late charges, late fees and all other fees or charges of any kind or nature, premiums, yield maintenance charges, penalties, default interest, dividends, gains, receipts, allocations, rents, interests, profits, payments in kind, returns or repayment of contributions, net sale, foreclosure, liquidation, securitization or other disposition proceeds, insurance payments, settlements and proceeds and (d) all payments received from Hedge Counterparties pursuant to Interest Rate Protection Agreements entered into by Underlying Obligors for Purchased Assets; provided, that any amounts that under the applicable Mortgage Loan Documents are required to be deposited into and held in escrow or reserve to be used for a specific purpose, including, without limitation, taxes, insurance and tenant improvements, or are required pursuant to the express terms of the Mortgage Loan Documents to be remitted to the Underlying Obligor thereunder, shall not be included in the term “Income” unless and until (i) an event of default or other specified event exists under such Mortgage Loan Documents and the lender thereunder elects, as permitted in the applicable Mortgage Loan Documents, to apply such amounts to the obligations under such Mortgage Loan Documents, (ii) the holder of the related Purchased Asset has exercised or is entitled to exercise rights and remedies with respect to such amounts under the respective Mortgage Loan Documents, (iii) such amounts are no longer required to be held for such purpose under such Mortgage Loan Documents and the lender thereunder elects or is entitled to elect, as permitted in the applicable Mortgage Loan Documents, to apply such amounts to the obligations under such Mortgage Loan Documents, or (iv) such amounts are or are entitled to be applied to

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all or a portion of the outstanding Indebtedness under such Mortgage Loan Documents; provided, further, however, that Income shall not include any Servicing Fees that are permitted in accordance with the express terms of the related Servicing Agreement and are actually retained by the related Servicer as permitted pursuant to the terms of this Agreement. For the avoidance of doubt, “Income” shall not include (A) the Purchase Price paid to Seller pursuant to any Transaction or (B) with respect to any Purchased Asset that is subject to a cash management regime pursuant to its applicable Mortgage Loan Documents, amounts maintained in escrow or reserve accounts unless and until such amounts are permitted or required to be released to the lender thereunder for its own account pursuant to the applicable Mortgage Loan Documents.
“Indebtedness”: With respect to any Person and any date, all of the following with respect to such Person as of such date: (a) obligations in respect of money borrowed (including principal, interest, assumption fees, prepayment fees, yield maintenance charges, penalties, exit fees, contingent interest and other monetary obligations whether choate or inchoate and whether by loan, the issuance and sale of debt securities or the sale of property or assets to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets, or otherwise), (b) obligations, whether or not for money borrowed (i) represented by notes payable, letters of credit or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered, or (iv) in connection with the issuance of Preferred Equity or trust preferred securities, (c) Capital Lease Obligations, (d) reimbursement obligations under any letters of credit or acceptances (whether or not the same have been presented for payment), (e) Off–Balance Sheet Obligations, (f) obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any mandatory redeemable stock issued by such Person or any other Person (inclusive of forward equity contracts), valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) as applicable, all obligations of such Person (but not the obligations of others) in respect of any keep well arrangements, credit enhancements, contingent or future funding obligations under any Purchased Asset or any obligation senior to any Purchased Asset, unfunded interest reserve amount under any Purchased Asset or any obligation that is senior to any Purchased Asset, purchase obligation, repurchase obligation, sale/buy–back agreement, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than mandatory redeemable stock)), (h) net obligations under any Derivatives Contract not entered into as a hedge against existing indebtedness, in an amount equal to the Derivatives Termination Value thereof, (i) all Non–Recourse Indebtedness, recourse indebtedness and all indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person, (j) all indebtedness of another Person secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than certain Permitted Liens) on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment obligation (provided, that if such Person has not assumed or become liable for the payment of such indebtedness, then for the purposes of this definition the amount of such indebtedness shall not exceed the market value of the property subject to such Lien), (k) all Contingent Liabilities,

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(l) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person or obligations of such Person to pay the deferred purchase or acquisition price of property or assets, including contracts for the deferred purchase price of property or assets that include the procurement of services, (m) indebtedness of general partnerships of which such Person is liable as a general partner (whether secondarily or contingently liable or otherwise), and (n) obligations to fund capital commitments under any Governing Document, subscription agreement or otherwise.
“Indemnified Amounts”: Defined in Section 13.01.
“Indemnified Person”: Defined in Section 13.01.
“Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Repurchase Parties under any Repurchase Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Independent Appraiser”: An independent professional real estate appraiser who is a member in good standing of the American Appraisal Institute, and, if the state in which the subject Underlying Mortgaged Property is located certifies or licenses appraisers, is certified or licensed in such state, and in each such case, who has a minimum of five (5) years’ experience in the subject property Type.
“Independent Director” or “Independent Manager”: An individual who has at least three (3) years prior experience as an independent director, independent manager or independent member who is provided by CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Puglisi & Associates, Cogency Global Inc., Lord Securities Corporation or, if none of those companies is then providing professional Independent Directors or Independent Managers, another nationally recognized company reasonably approved by Buyer, in each case, that is not an Affiliate of Seller, Guarantor or Pledgor and that provides professional Independent Directors and Independent Managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as a member of the board of directors or board of managers of such corporation or limited liability company and is not, has never been, and will not while serving as Independent Director or Independent Manager be, any of the following:
(a)a member, partner, equity holder, manager, director, officer or employee of Seller, Guarantor, Pledgor, any of their respective equity holders or Affiliates (other than (a) as an Independent Director or Independent Manager of Seller, Guarantor or Pledgor and (b) as an Independent Director or Independent Manager of an Affiliate of Seller, Guarantor or Pledgor or any of their respective single purpose entity equity holders that are not in the direct chain of ownership of Seller, Guarantor, Pledgor or any Affiliate thereof and that are required by a creditor to be a single purpose bankruptcy remote entities, provided that such Independent Director or Independent Manager is employed by a company that routinely provides professional Independent Directors or Independent Managers);

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(b)a creditor, supplier or service provider (including provider of professional services) to Seller, Guarantor, Pledgor, any single-purpose entity equity holder, or any of their respective equity holders or Affiliates (other than a nationally-recognized company that routinely provides professional Independent Directors or Independent Managers and other corporate services to Seller, Guarantor, Pledgor, any single-purpose entity equity holder, or any of their respective equity holders or Affiliates in the ordinary course of business);
(c)a family member of any such member, partner, equity holder, manager, director, officer, employee, creditor, supplier or service provider; or
(d)a Person that controls (whether directly, indirectly or otherwise) any Person described in any of the preceding clauses (a), (b) or (c).
An individual who otherwise satisfies the preceding definition other than clause (a) by reason of being the Independent Director or Independent Manager of a “special purpose entity” affiliated with Seller, Guarantor or Pledgor shall not be disqualified from serving as an Independent Director or Independent Manager of Seller, Guarantor or Pledgor if (x) such individual is provided by CT Corporation or (y) the fees that such individual earns from serving as Independent Directors or Independent Managers of Affiliates of Seller, Guarantor or Pledgor in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year.
“Initial Approved Applicable Percentage”: The maximum Applicable Percentage initially approved by Buyer in its discretion with respect to a Purchased Asset on the Purchase Date therefore, as set forth in the related Confirmation, which Initial Approved Applicable Percentage shall in all cases be less than or equal to the maximum Applicable Percentage set forth in the Fee Letter.
“Initial Facility Termination Date”: May 19, 2024.
“Insolvency Action”: With respect to any Person, the taking by such Person of any action resulting in an Insolvency Event, other than solely under clause (g) of the definition thereof.
“Insolvency Event”: With respect to any Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises with respect to such Person or any substantial part of its assets or property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, or ordering the winding–up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, (c) the consent by such Person to the entry of an order for relief in an involuntary case under any Insolvency Law, (d) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its assets or property, (e) the making by such Person of any general assignment

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for the benefit of creditors, (f) the admission in a legal proceeding of the inability of such Person to pay its debts generally as they become due, (g) the failure by such Person generally to pay its debts as they become due, or (h) the taking of action by such Person in furtherance of any of the foregoing.
“Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments and similar debtor relief laws from time to time in effect affecting the rights of creditors generally.
“Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.
“Interest Expense”: With respect to any Person and for any Test Period, determined without duplication on a consolidated basis, the amount of total interest expense incurred by such Person, including capitalized or accruing interest (but excluding interest funded under a construction loan), plus such Person’s proportionate share of interest expense from the joint venture investments and unconsolidated Affiliates of such Person, all with respect to such period.
“Interest Payments”: With respect to any Purchased Asset, all payments of interest, income, receipts, dividends and any other collections and distributions received from time to time in connection with any such Purchased Asset.
“Interest Rate Protection Agreement”: With respect to any or all Purchased Assets, any futures contract, options related contract, short sale of United States Treasury securities or any interest rate swap, cap, floor or collar agreement, total return swap or any other similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, in each case with a Hedge Counterparty and that is acceptable to Buyer.
“Internal Control Event”: Fraud that involves management or other employees who have a significant role in the internal controls of Seller, any Repurchase Party or any Affiliate of the foregoing over financial reporting.
“Investment”: With respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, whether by means of (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, guaranty or credit enhancement of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any binding commitment or option (when exercised) to make an Investment in any other Person shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in the Repurchase Documents, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

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“Investment Company Act”: The Investment Company Act of 1940, as amended, restated or modified from time to time, including all rules and regulations promulgated thereunder.
“Irrevocable Redirection Notice”: A notice in the form of Exhibit B sent by Seller or by Servicer on Seller’s behalf directing the remittance of Income and other amounts required to be delivered hereunder with respect to a Purchased Asset to the General Servicing Account or the Servicer Account or, in the case of Interest Rate Protection Agreements, the Waterfall Account, each duly executed by Seller, Servicer and the Underlying Obligor (or other applicable Person), with respect to such Purchased Asset.
“IRS”: The United States Internal Revenue Service.
“ISDA Definitions”: The 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.
“Knowledge”: Whenever in this Agreement or any of the Repurchase Documents, or in any document or certificate executed on behalf of Seller pursuant to the Repurchase Documents, reference is made to the Knowledge of Seller (whether by use of the words “Knowledge” or “Know”), unless otherwise expressly specified, same shall mean the actual knowledge of (a) the Chief Executive Officer, Chief Financial Officer or Head of Portfolio Oversight of Seller or Guarantor, (b) with respect to any representations, warranties, certifications or statements with respect to any Purchased Asset, those individual employees of Guarantor, Seller or Manager having the title of “Lead” (or its equivalent) or above who have responsibility for the origination or acquisition, as applicable, underwriting, servicing or sale of such Purchased Asset, or (c) if the titles under clauses (a) and (b) no longer exist, then each officer or director of Seller, Pledgor, Manager and/or Guarantor who is tasked with the origination, acquisition and/or management of any of the Purchased Assets.
“LIBOR”: The rate of interest per annum determined by Buyer on the basis of the rate for deposits in Dollars for delivery on the Pricing Rate Reset Date for each Pricing Period, for a one-month period commencing on (and including) the first day of such Pricing Period and ending on (but excluding) the same corresponding date in the following month, as reported on Reuters Screen LIBOR Page (or any successor page) at approximately 11:00 a.m., London time, on the Pricing Rate Reset Date (or if not so reported, then as determined by Buyer from another recognized source or interbank quotation) provided, that in no event shall LIBOR be less than the Floor. Each calculation by Buyer of LIBOR shall be conclusive and binding for all purposes, absent manifest error.
“Lien”: Any mortgage, statutory or other lien, pledge, charge, right, claim, adverse claim, attachment, levy, hypothecation, assignment, deposit arrangement, security interest, UCC financing statement or encumbrance of any kind on or otherwise relating to any Person’s assets or properties in favor of any other Person or any preference, priority or other security agreement or preferential arrangement of any kind.

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“Liquidity”: With respect to any Person, as of any date, the sum of Unrestricted Cash, including amounts immediately available for draw by Guarantor under any unsecured line of credit and Cash and Cash Equivalents held by such Person and its Consolidated Subsidiaries as of such date.
“Manager”: CIM Real Estate Management, LLC or any successor external manager that is an Affiliate of CIM Group, LLC and that is Controlled by CIM Group, LLC.
“Margin Call”: Defined in Section 4.01(b).
“Margin Call Notice”: Defined in Section 4.01(b).
“Margin Correction Deadline”: Shall mean two (2) Business Days from the date of the Margin Call Notice.
“Margin Deficit”: Defined in Section 4.01(a).
“Margin Dispute Notice”: Defined in Section 4.02.
“Margin Threshold”: Shall mean, (a) with respect to all Purchased Assets on a combined basis, $1,000,000, and (b) with respect to any single Purchased Asset, three percent (3.0%) of the Purchase Price outstanding for such single Purchased Asset.
“Market Disruption Event”: Any event or events that, in the determination of Buyer, results in (a) the effective absence of a “repo market” or related “lending market” for purchasing (subject to repurchase) or financing debt obligations secured by commercial mortgage loans or securities, (b) Buyer not being able to finance Purchased Assets through the “repo market” or “lending market” with traditional counterparties at rates that would have been reasonable prior to the occurrence of such event or events, (c) the effective absence of or material change since the Closing Date in the “securities market” for securities backed by Purchased Assets, or (d) Buyer not being able to sell securities backed by Purchased Assets at prices that would have been reasonable prior to the occurrence of such event or events.
“Market Value”: For any Asset, as of any date, the lower of the Current Mark-to-Market Value and Book Value for such Asset, as of such date, as determined by Buyer.
“Material Action”: Any material extension, amendment, waiver, termination, rescission, cancellation, release or other modification to the terms of, or any collateral, guaranty or indemnity for, or the exercise of any material right or remedy of a holder (including all lending, corporate and voting rights, remedies, consents, approvals and waivers) of, any Purchased Asset or the related Mortgage Loan Document or any other action, direction or decision that could reasonably be expected to adversely affect the value or collectability of any amounts due with respect to the Purchased Assets, as determined by Buyer. Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, Seller shall have the right without the consent of Buyer to enter into Non-Material Action.

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“Material Adverse Effect”: Any event, development or circumstance that has a material adverse effect on or material adverse change in or to (a) the property, assets, business, operations or financial condition of Seller or any other Repurchase Party, taken as a whole, (b) the ability of Seller or any other Repurchase Party to pay and perform the Repurchase Obligations and other obligations under the Repurchase Documents, (c) the validity, legality, binding effect or enforceability of any Repurchase Document, Mortgage Loan Document, Purchased Asset or security interest granted hereunder or thereunder, (d) the rights and remedies of Buyer or any Indemnified Person under any Repurchase Document, Mortgage Loan Document or Purchased Asset, (e) [reserved], or (f) the perfection or priority of any Lien granted under any Repurchase Document or Mortgage Loan Document, in each case, as determined by Buyer.
“Materials of Environmental Concern”: Any hazardous, toxic or harmful substances, materials, wastes, pollutants or contaminants defined as hazardous or toxic in or regulated under any Environmental Law.
“Maximum Additional Purchase Amount”: The amount requested by Seller and approved by Buyer in its reasonable discretion on or before the Funding Expiration Date, which amount (a) shall not exceed the Maximum Amount less the aggregate Purchase Price outstanding for all Transactions existing under the Facility on the Funding Expiration Date, (b) shall be evidenced by and documented in a letter agreement executed by the Repurchase Parties and Buyer, (c) shall be available for additional advances of Purchase Price to fund such future funding obligations with respect to Purchased Assets existing on the Funding Expiration Date pursuant to Section 3.03 and (d) shall be reduced permanently by (i) amounts advanced in accordance with Section 3.03 and (ii) the unfunded portion of the Maximum Additional Purchase Amount allocated to a Purchased Asset after that Purchased Asset has been repurchased.
“Maximum Amount”: Defined in the Fee Letter.
“Maximum PPV Percentage”: Defined in the Fee Letter.
“Moody’s”: Moody’s Investors Service, Inc. or, if Moody’s Investors Service, Inc. is no longer issuing ratings, another nationally recognized rating agency reasonably acceptable to Buyer.
“Mortgage”: Each mortgage, deed of trust, assignment of rents, security agreement and fixture filing, or other instruments creating and evidencing a Lien on real property and other property and rights incidental thereto.
“Mortgage Asset File”: Defined in the Custodial Agreement.
“Mortgage Asset File Checklist”: Defined in the Custodial Agreement.
“Mortgage Loan Documents”: With respect to any Purchased Asset, those documents executed in connection with, evidencing or governing such Purchased Asset and the related Underlying Mortgaged Property and which are or are required to be delivered to Custodian under the Custodial Agreement. For the avoidance of doubt, only an Interest Rate Protection

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Agreement or other Derivatives Contract entered into by an Underlying Obligor shall be considered a Mortgage Loan Document.
“Mortgage Note”: The original executed promissory note or other evidence of the indebtedness of a Mortgagor with respect to a commercial mortgage loan.
“Mortgaged Property”: The real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.
“Mortgagee”: The lender(s) under a Mortgage Note.
“Mortgagor”: The obligor on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder or under the Mortgage Loan Documents.
“Multiemployer Plan”: A Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Multi-Family Asset”: An Asset, the Underlying Mortgaged Property for which is primarily for multi-family use.
“Net Income”: With respect to any Person, including such Person’s Consolidated Subsidiaries, for any period, the net income of such Person and such Consolidated Subsidiaries for such period as determined in accordance with GAAP.
“Non-Material Action”: Any one of the following with regard to the Mortgage Loan Documents: (a) modifications in interest rate which occur in accordance with the Mortgage Loan Documents, including, without limitation, changes in LIBOR and accrual of interest at a default rate of interest; (b) automatic extensions of a loan maturity date in accordance with the terms of the related Mortgage Loan Documents; (c) releases of collateral to an Underlying Obligor required to be given in accordance with the terms of the Mortgage Loan Documents; (d) future advances of undisbursed loan proceeds contemplated by the Mortgage Loan Documents or protective advances to pay taxes, insurance premiums, and remove liens; (e) entering into leases or modifications thereof; (f) actions Seller is obligated (without any right of consent or approval) to take or permit to occur under the terms of the Mortgage Loan Documents; (g) waiver of late fees and late charges; and (h) the following modifications, waivers, consents, approvals and other actions with respect to the Purchased Assets:
(i)    giving notices of default to an Underlying Obligor;
(ii)    executing customary subordination, non-disturbance and attornment agreements;
(iii)    exercising lender discretion in determining whether conditions precedent are satisfied (other than a condition that, by itself, requires lender’s consent but excluding determinations by lender of other conditions where the lender has some inherent

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discretion in determining whether the condition is satisfied), in connection with the exercise of extension options or otherwise;
(iv)    making decisions with respect to the disbursements of impounds, reserves and other escrows held in accordance with the terms of the related Mortgage Loan Documents;
(v)    approving the selection of property managers or the terms of property management agreements;
(vi)    calculating and making decisions with respect to debt service coverage ratios, debt yield tests and similar financial or operational benchmarks; and
(vii)    approving operating or capital budgets.
“Non–Recourse Indebtedness”: With respect to any Person and any date, Indebtedness of such Person as of such date for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, Insolvency Events, non-approved transfers or other events) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.
“Non–U.S. Person”: Any Person that is not a “United States person” as defined in Section 7701(a)(30) of the Code.
“Off-Balance Sheet Obligations”: With respect to any Person and any date, to the extent not included as a liability on the balance sheet of such Person, and to the extent not included as a liability on the consolidated balance sheet of such Person with respect to its Consolidated Subsidiaries in accordance with GAAP, all of the following with respect to such Person as of such date: (a) monetary obligations under any financing lease or so-called “synthetic,” tax retention or off-balance sheet lease transaction that, upon the application of any Insolvency Laws, would be characterized as Indebtedness; (b) monetary obligations under any sale and leaseback transaction that does not create a liability on the balance sheet of such Person; or (c) any other monetary obligation arising with respect to any other transaction that (i) is characterized as Indebtedness for tax purposes but not in accordance with GAAP or (ii) is the functional equivalent of or takes the place of borrowing but that does not constitute a liability on the balance sheet of such Person (for purposes of this clause (c), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).
“Office of Foreign Assets Control”: The U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Other Connection Taxes”: With respect to Buyer, Taxes imposed as a result of a present or former connection between Buyer and the jurisdiction imposing such Taxes (other than a connection arising from Buyer having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under,

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engaged in any other transaction pursuant to or enforced any Repurchase Document, or sold or assigned an interest in any Transaction or Repurchase Document).
“Other Taxes”: Any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under any Repurchase Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Repurchase Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment or grant of participation.
“Ownership Interest”: As defined in the Volcker Rule.
“Participant”: Defined in Section 18.08(b).
“Participant Register”: Defined in Section 18.08(g).
“Participation Agreement”: With respect to any Participation Interest, any executed participation agreement, intercreditor agreement, co-lender agreement, note splitter agreement, note holder agreement, servicing agreement, administrative agreement or any other agreement that is similar to any of the foregoing agreements under which the Participation Interest is created, evidenced, issued, serviced, administered and/or guaranteed.
“Participation Certificate”: With respect to any Participation Interest, an executed certificate, note, instrument or other document representing the interest, participation interest or sub-participation interest granted under a Participation Agreement.
“Participation Interest”: A Senior Participation Interest in a Whole Loan; provided, (a) each Participation Interest shall be the controlling party under the Participation Interest Documents (unless Buyer agrees otherwise in its discretion) and (b) in no event shall a Participation Interest with an interest held by a Repurchase Party or any Affiliate thereof be a Participation Interest hereunder.
“Participation Interest Documents”: For any Participation Interest, the Participation Certificate or any A-Note and any co-lender agreements, Participation Agreements, Note Agreements and/or intercreditor agreements or other documents or agreements relating to such Participation Interest.
“Party”: Defined in the Preamble.
“Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, modified or replaced from time to time.
“Patriot Act Certificate”: A certificate in the form of Exhibit E attached hereto.
“PBGC”: The Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

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“Permitted Liens”: Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding has been commenced: (a) Liens for state, municipal, local or other local taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP, (b) Liens imposed by Requirements of Law, such as materialmen’s, mechanics’, carriers’, workmen’s, repairmen’s and similar Liens, arising in the ordinary course of business securing obligations that are not overdue for more than thirty (30) days, (c)  Liens on cash collateral which are required to be granted by Seller in connection with any Interest Rate Protection Agreement which Seller is required to enter into in accordance with Section 8.09, and (d) Liens granted pursuant to or by the Repurchase Documents.
“Person”: An individual, corporation, limited liability company, business trust, partnership, trust, unincorporated organization, joint stock company, sole proprietorship, joint venture, Governmental Authority or any other form of entity.
“Plan”: An employee pension benefit plan as defined in Section 3(2) of ERISA that is subject to Section 412 of the Code or Section 303 of ERISA in respect of which any Seller, any other Repurchase Party or any Commonly Controlled Entity sponsors, contributes to or is obligated to contribute to, or if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be, an “employer” as defined in Section 3(5) of ERISA.
“Pledge and Security Agreement”: The Pledge and Security Agreement, dated as of the Closing Date, executed by Pledgor in favor of Buyer, and any other pledge and security agreement entered into by a Pledgor with respect to any Additional Sellers, as each such agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.
“Pledged Collateral”: Defined in the Pledge and Security Agreement.
“Pledgor”: Individually or collectively as the context requires, Equity Pledgor and Residual Pledgor.
“Power of Attorney”: A power of attorney in the form of Exhibit D-1 attached hereto with respect to Seller or in the form of Exhibit D-2 attached hereto with respect to Pledgor.
“PPV”: With respect to any Asset or Purchased Asset, the ratio expressed as a percentage of (a) the outstanding Purchase Price for such Asset or Purchased Asset, and (b) the value of the related Underlying Mortgaged Property, as such value is determined by Buyer in its discretion and as such value may be reduced at any time by Buyer in its discretion.
“Preferred Equity”: A performing current pay preferred equity position (with a put or synthetic maturity date structure replicating a debt instrument) evidenced by a stock share certificate or other similar ownership certificate representing the entire equity ownership interest in entities that own income producing commercial real estate.

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“Price Differential”: For any Pricing Period or portion thereof and (a) for any Transaction outstanding, the sum of the products, for each day during such Pricing Period or portion thereof, of (i) 1/360th of the Pricing Rate in effect for each Purchased Asset subject to such Transaction during such Pricing Period, times (ii) the Purchase Price for such Purchased Asset as of such day, and (b) for each Pricing Period or portion thereof and all Transactions outstanding, the sum of the amounts calculated in accordance with the preceding clause (a) for all Transactions.
“Pricing Margin”: Defined in the Fee Letter.
“Pricing Period”: For any Purchased Asset, (a) in the case of the first Remittance Date, the period from the Purchase Date for such Purchased Asset to but excluding the first Remittance Date, and (b) in the case of any subsequent Remittance Date, the one-month period commencing on and including the prior Remittance Date and ending on but excluding the next Remittance Date; provided, that no Pricing Period for a Purchased Asset shall end after the Repurchase Date for such Purchased Asset.
“Pricing Rate”: For any Pricing Period, the Benchmark for such Pricing Period plus the applicable Pricing Margin for such date; provided, that while an Event of Default is continuing, the Pricing Rate shall be the Default Rate; provided, further that, notwithstanding anything to the contrary set forth herein or any other Repurchase Document, with respect to the Pricing Rate applicable to any Transaction, in no event shall LIBOR or any other Benchmark be less than the Floor.
“Pricing Rate Reset Date”: (a) In the case of the first Pricing Period for each Purchased Asset, the Purchase Date for such Purchased Asset, and (b) in the case of each subsequent Pricing Period, two (2) Business Days preceding the Remittance Date on which such Pricing Period begins.
“Principal Payments”: For any Asset, all payments and prepayments of principal received and applied to the outstanding principal balance of such Asset, including insurance and condemnation proceeds and recoveries from liquidation or foreclosure.
“Prohibited Transferee”: Any Persons set forth on Annex 4 attached hereto.
“Purchase Agreement”: Any purchase agreement or sale and contribution agreement between Seller and any Transferor pursuant to which Seller purchased or acquired an Asset which is subsequently sold to Buyer hereunder.
“Purchase Date”: For each Purchased Asset, the date on which such Purchased Asset is transferred by Seller to Buyer, the date on which Buyer advances additional Purchase Price to Seller in accordance with this Agreement and the date on which the Purchase Price for a Purchased Asset is increased as a result of a Reallocation.
“Purchase Price”: For each Purchased Asset, (a) as of the Purchase Date for such Purchased Asset, as specified in the related Confirmation (which shall not, for the avoidance of doubt, exceed the Asset Value of such Purchased Asset on such Purchase Date), and, (b) as of

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any other date, the amount described in the preceding clause (a), (i) reduced by any amount of Margin Deficit transferred by Seller to Buyer pursuant to Section 4.01 and applied to the Purchase Price of such Purchased Asset, (ii) reduced by any Principal Payments remitted to the Waterfall Account and applied to the Purchase Price of such Purchased Asset by Buyer, (iii) without duplication of clause (ii), reduced by (x) any payments made by Seller, (y) as a result of a Reallocation pursuant to Section 4.01(a) under this Agreement and (z) by any payments otherwise applied by Buyer in reduction of the outstanding Purchase Price for such Purchased Asset, and (iv) increased by any additional amounts (if any) advanced or deemed advanced to Seller by Buyer under this Agreement or applied to increase the Purchase Price of such Purchased Asset as a result of a Reallocation pursuant to Section 4.01(a), in each case, before or as of such determination date with respect to such Purchased Asset.
“Purchased Assets”: (a) For each Transaction, each Asset sold by Seller to Buyer in such Transaction, and (b) for the Transactions in general, all Assets sold by Seller to Buyer, in each case including, to the extent relating to such Asset or Assets, all of Seller’s right, title and interest in and to (i) Mortgage Loan Documents, (ii) Servicing Rights, (iii) Servicing Files, (iv) mortgage guaranties and insurance (issued by Governmental Authorities or otherwise) and claims, payments and proceeds thereunder, (v) insurance policies, certificates of insurance and claims, payments and proceeds thereunder, (vi) the principal balance of such Assets, not just the Purchase Price, (vii) amounts, property and instruments from time to time on deposit in the Waterfall Account (including, but not limited to all Income, payments and other amounts on deposit therein) and the Waterfall Account itself, (viii) collection, escrow, reserve, collateral or lock–box accounts and all amounts, property and instruments from time to time on deposit therein, to the extent of Seller’s or the holder’s interest therein, (ix) Income, (x) security interests of Seller in Interest Rate Protection Agreements entered into by Underlying Obligors, (xi) rights of Seller under any letter of credit, guarantee, warranty, indemnity or other credit support or enhancement, (xii) Seller’s rights and any security interest granted under any Purchase Agreement, (xiii) supporting obligations of any kind, (xiv) all of the rights (but none of the obligations) of Seller under any Interest Rate Protection Agreement entered into in accordance with Section 8.09, and (xv) all amounts, property and all writings that are instruments on deposit in the General Servicing Account, the Servicer Account and the Escrow Account and the Servicer Account and Escrow Account themselves/itself; provided, that (A) Purchased Assets shall not include any obligations of Seller or any Retained Interests, and (B) for purposes of the grant of security interest by Seller to Buyer and the other provisions of Article 11, Purchased Assets shall include all of the following: general intangibles, accounts, chattel paper, deposit accounts, securities accounts, instruments, securities, financial assets, uncertificated securities, securities entitlements and investment property (as such terms are defined in the UCC) and replacements, substitutions, conversions, distributions or proceeds relating to or constituting any of the items described in the preceding clauses (i) through (xv).
“Qualified Servicer”: A Servicer which (a) is Wells or Trimont or (b)(i) is a third-party national banking association unaffiliated with any Repurchase Party, (ii) is regularly engaged in the business of making or owning commercial real estate loans (or interests therein) similar to the Assets or owning or operating commercial real estate properties, (iii) is regularly engaged in the business of servicing commercial real estate loans and (iv) is approved by Buyer in its discretion.

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“Rating Agency”: Each of Fitch, Inc., Moody’s, S&P and any other nationally recognized statistical rating agency.
“Reallocation”: Defined in Section 4.01(a).
“Recourse Indebtedness”: With respect to any Person on any date, without duplication, the indebtedness of such Person (and its Subsidiaries) for which such Person (and its Subsidiaries) is directly responsible or liable as obligor or guarantor (excluding obligations arising by reason of customary recourse carve-outs under a non-recourse instrument, including, but not limited to, fraud, misappropriation and misapplication, and environmental indemnities).
“Reference Time”: With respect to any determination of the Benchmark, (a) if the Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two London Business Days (as determined in accordance with clause (d) of the definition of “Business Day”) preceding the date of such determination, and (b) if the Benchmark is not LIBOR, the time determined by Buyer in accordance with the Benchmark Replacement Conforming Changes.
“Register”: Defined in Section 18.08(f).
“Regulatory Change”: With respect to any Indemnified Person, (a) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation by any Governmental Authority of any law or regulation after the Closing Date or (b) the compliance by such Indemnified Person with any directive or request from any central bank or other Governmental Authority (whether or not having the force of law) imposed after the Closing Date. For the avoidance of doubt, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder, (ii) Articles 404 to 410 of the Capital Requirements Regulation, as supplemented by Commission Delegated Regulation (EU) No 625/2014, including any further technical standards and guidance published in relation thereto as may be effective from time to time, and (iii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign Official Bodies, in each case pursuant to Basel II or Basel III, each are deemed to have been introduced or imposed after the Closing Date, regardless of the date enacted, adopted, issued, promulgated or implemented.
“Release”: Any generation, treatment, use, storage, transportation, manufacture, refinement, handling, production, removal, remediation, disposal, presence or migration of Materials of Environmental Concern on, about, under or within all or any portion of any property or Underlying Mortgaged Property.
“Release Amount”: Defined in the Fee Letter.
“Relevant Governmental Body”: The Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York or any successor thereto.

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“Remedial Work”: Any investigation, inspection, site monitoring, containment, clean–up, removal, response, corrective action, mitigation, restoration or other remedial work of any kind or nature because of, or in connection with, the current or future presence, suspected presence, Release or threatened Release in or about the air, soil, ground water, surface water or soil vapor at, on, about, under or within all or any portion of any property or Underlying Mortgaged Property of any Materials of Environmental Concern, including any action required in order to comply with any applicable Environmental Laws or directives of any Governmental Authority with regard to any Environmental Laws.
“REMIC”: A real estate mortgage investment conduit.
“Remittance Date”: The 15th day of each month (or if such day is not a Business Day, the next following Business Day), or such other day as is mutually agreed to by Seller and Buyer.
“Reportable Event”: Any event set forth in Section 4043(c) of ERISA, other than an event as to which the notice period is waived under PBGC Reg. §4043.
“Representation Breach”: Any representation, warranty, certification, statement or affirmation made or deemed made by Seller, Pledgor or Guarantor in any Repurchase Document (including in Schedule 1) or in any certificate, notice, report or other document delivered pursuant to any Repurchase Document proves to be incorrect, false or misleading in any material respect when made or deemed made, without regard to any knowledge or lack of knowledge thereof by such Person or any knowledge or Knowledge qualification in or with respect to any of the foregoing, other than an Approved Representation Exception.
“Representation Exceptions”: With respect to each Purchased Asset, a written list prepared by Seller specifying, in reasonable detail, the representations and warranties (or portions thereof) set forth in this Agreement (including in Schedule 1) which are not satisfied with respect to an Asset.
“Repurchase Date”: For each Purchased Asset, the earliest of (a) the Facility Termination Date, (b) any Early Repurchase Date therefor, and (c) the Business Day on which Seller is to repurchase such Purchased Asset as specified by Seller and agreed to by Buyer in the related Confirmation.
“Repurchase Documents”: Collectively, this Agreement, the Custodial Agreement, the Guaranty, the Fee Letter, the Controlled Account Agreements, the Pledge and Security Agreement, the Servicing Agreement, the Purchase Agreement, the Servicer Acknowledgment Agreement, each General Assignment, the Powers of Attorney, all Irrevocable Redirection Notices, all Account Control Agreements, all Additional Seller Joinder Agreements, all Confirmations, all exhibits, annexes and schedules to the Repurchase Documents, all UCC financing statements, amendments and continuation statements filed pursuant to any other Repurchase Document, and all additional documents, certificates, letter agreements, agreements or instruments, the execution of which is required, necessary or incidental to or desirable for performing or carrying out any other Repurchase Document. For the avoidance of doubt, Interest Rate Protection Agreements entered into in connection with Section 8.09 shall not be deemed to be “Repurchase Documents” for any purpose hereunder.

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“Repurchase Obligations”: All obligations of Seller to pay the Repurchase Price on the Repurchase Date and all other obligations and liabilities of Seller, Guarantor and Pledgor to Buyer arising under or in connection with the Repurchase Documents, whether now existing or hereafter arising, and all interest, Price Differential and fees that accrue in connection with the Repurchase Documents after the commencement by or against Seller, Guarantor, Pledgor or any Affiliate of the foregoing of any Insolvency Proceeding naming such Person as the debtor in such proceeding, regardless of whether such interest, Price Differential and fees are allowed claims in such proceeding (in each case, whether due or accrued, but in any event excluding any unmatured, contingent and unaccrued obligations or liabilities that survive termination of the Repurchase Agreement).
“Repurchase Parties”: Seller, Guarantor and Pledgor.
“Repurchase Price”: For each Purchased Asset as of any date, an amount equal to the sum of (a) the outstanding Purchase Price as of such date, (b) the accrued and unpaid Price Differential for such Purchased Asset as of such date, (c) all other amounts due and payable as of such date by Seller, Guarantor or Pledgor to Buyer under this Agreement or any Repurchase Document, in each case, for or allocable to such Purchased Asset, (d) all amounts payable by Seller, Guarantor or Pledgor in connection with the termination of any Interest Rate Protection Agreement with Wells (or any Affiliate of Wells) as Hedge Counterparty relating to such Purchased Asset, (e) any applicable Exit Fee for such Purchased Asset and (f) any applicable Release Amount owed for such Purchased Asset (without duplication of amounts already addressed).
“Required Debt Yield Percentage”: Defined in the Fee Letter.
“Required Portfolio Debt Yield Percentage”: Defined in the Fee Letter.
“Required Liquidity Amount”: Defined in the Fee Letter.
“Requirements of Law”: With respect to any Person or property or assets of such Person and as of any date, all of the following applicable thereto as of such date: all Governing Documents and all laws as in effect on such date (whether or not in effect on the Closing Date), statutes, rules, regulations, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including Environmental Laws, ERISA, Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions, regulations of the Board of Governors of the Federal Reserve System, and laws, rules and regulations relating to usury, licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other Governmental Authority.
“Residual Pledgor”: CIM RE Lending Sub, LLC, a Delaware limited liability company, together with its successors and permitted assigns.
“Responsible Officer”: With respect to any Person, the chief executive officer, the chief financial officer, the chief accounting officer, the presidents/co-presidents, the general counsel,

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the treasurer or the chief operating officer of such Person or such other officer designated as an authorized signatory in such Person’s Governing Documents.
“Retained Interest”: (a) With respect to any Purchased Asset, (i) all duties, obligations and liabilities of Seller thereunder, including payment and indemnity obligations, (ii) all obligations of agents, trustees, servicers, administrators or other Persons under the documentation evidencing such Purchased Asset, and (iii) if any portion of the Indebtedness related to such Purchased Asset is owned by another lender or is being retained by Seller, the interests, rights and obligations under such documentation to the extent they relate to such portion, and (b) with respect to any Purchased Asset with an unfunded commitment on the part of Seller, all obligations to provide additional funding, contributions, payments or credits.
“S&P”: Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc. or, if Standard & Poor’s Financial Services LLC is no longer issuing ratings, another nationally recognized rating agency reasonably acceptable to Buyer.
“Sanction” or “Sanctions”: Individually and collectively, any and all economic or financial sanctions, trade embargoes and anti-terrorism laws imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Treasury Department’s Office of Foreign Assets Control (OFAC), the U.S. State Department, the U.S. Department of Commerce, or through any existing or future Executive Order; (b) the United Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other governmental authorities with jurisdiction over Seller or Guarantor or any of their Affiliates.
“Sanctioned Target”: Any Person, group, sector, territory, or country that is the target of any Sanctions, including without limitation, any legal entity that is deemed to be a target of Sanctions based on the direct or indirect ownership or control of such entity by any other Sanctioned Target(s).
“Second Extended Facility Termination Date”: Defined in Section 3.07.
“Securities Act”: The Securities Act of 1933, as the same may be amended, modified or replaced from time to time.
“Seller”: Individually or collectively, as the context requires, CMFT RE LENDING RF SUB WF, LLC, a Delaware limited liability company, and each Additional Seller that becomes a “Seller” hereunder by execution of an Additional Seller Joinder Agreement. Each Seller shall be a Special Purpose Entity and shall be jointly and severally liable with each other Seller under this Agreement and the other Repurchase Documents.
“Senior Participation Interest”: A participation interest or note interest in a Whole Loan which is (a) senior in rights, or (b) pari passu in rights, to all other participation interest or note interest created under the related Participation Interest Documents; provided, that, such Senior Participation Interest may be either controlling or non-controlling but may not be subordinate in its rights to any other Participation Interest.

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“Servicer”: Trimont, as initial servicer of the Purchased Assets, or any successor servicer approved by Buyer.
“Servicer Account”: The deposit account (including any subaccounts thereof), established in the name of Seller for the benefit of Buyer at Bank, described on Annex 2, pledged to Buyer and unless Wells is the Servicer, such account shall be subject to an Account Control Agreement. This account is referred to as the “Collection Account” in the Trimont Servicing Agreement and the Servicer Acknowledgment Agreement.
“Servicer Acknowledgment Agreement”: The Servicer Acknowledgment Agreement, dated as of the Closing Date, among Buyer, Seller and Servicer, as the same shall be amended, modified, waived, supplemented, extended, replaced or restated from time to time.
“Servicer Event of Default”: With respect to Servicer, any “Event of Default” (as defined in the Servicing Agreement) applicable to Servicer.
“Servicing Agreement”: The Trimont Servicing Agreement, or such other replacement servicing agreement entered into by Buyer, Seller and any successor Servicer approved by Buyer and, so long as no Default or Event of Default has occurred and is continuing, Seller (such consent not to be unreasonably withheld, conditioned or delayed) for the servicing of Purchased Assets, together with any Servicer Acknowledgment Agreement entered into in connection with such Servicing Agreement, as the same shall be amended, modified, waived, supplemented, extended, replaced or restated from time to time. Each Servicing Agreement shall be subject to Buyer’s approval in its discretion.
“Servicing Fees”: So long as Trimont is the Servicer, the fees and expenses payable by Seller to Servicer under the Trimont Servicing Agreement, or the fees and expenses payable by Seller to any other Servicer under a Servicing Agreement, which fees shall be subject to the approval of Buyer in its discretion.
“Servicing File”: With respect to any Purchased Asset, the file retained and maintained by Seller and/or Servicer including the originals or copies of all Mortgage Loan Documents and other documents and agreements relating to such Purchased Asset which are not required to be delivered by or on behalf of Seller to Custodian under the Custodial Agreement, including to the extent applicable all servicing agreements, files, documents, records, data bases, computer tapes, insurance policies and certificates, appraisals, other closing documentation, payment history and other records relating to or evidencing the servicing of such Purchased Asset, which file shall be held by Seller and/or Servicer for and on behalf of Buyer.
“Servicing Rights”: All right, title and interest of Seller or any other Repurchase Party in and to any and all of the following: (a) rights to service, collect and make all decisions with respect to the Purchased Assets, (b) amounts received by Seller or any other Person for servicing the Purchased Assets, (c) late fees, penalties or similar payments with respect to the Purchased Assets, (d) agreements and documents creating or evidencing any such rights to service, documents, files and records relating to the servicing of the Purchased Assets, and rights of Seller or any other Person thereunder, (e) escrow, reserve and similar amounts with respect to the Purchased Assets, (f) rights to appoint, designate and retain any other servicers, sub-servicers,

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special servicers, agents, custodians, trustees and liquidators with respect to the Purchased Assets, and (g) accounts and other rights to payment related to the Purchased Assets.
“Single Employer Plan”: Any Plan that is not a Multiemployer Plan.
“SOFR”: With respect to any day, the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website at approximately 2:30 p.m. on the next succeeding U.S. Government Securities Business Day.
“SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website”: The website of the Federal Reserve Bank of New York at http://www.newyorkfed.org or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Solvent”: With respect to any Person at any time, having a state of affairs such that all of the following conditions are met at such time: (a) the fair value of the assets and property of such Person is greater than the amount of such Person’s liabilities (including contingent liabilities) of such Person, as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code, (b) the present fair salable value of the assets and property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s assets and property would constitute unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Special Purpose Entity”: A corporation, limited partnership or limited liability company that, since the date of its formation (unless otherwise indicated in this Agreement) and at all times on and after the date hereof, has complied with and shall at all times comply with the provisions of Article 9.
“Structuring Fee”: Defined in the Fee Letter.
“Sub-Servicer”: Any sub-servicer appointed by Servicer in accordance with the terms of the Servicing Agreement, approved by Buyer and performing sub-servicing duties under a Sub-Servicing Agreement, together with any or additional or replacement sub-servicer approved by Buyer.
“Sub-Servicing Agreement”: Any sub-servicing agreement or replacement sub-servicing agreement entered into by Servicer and a Sub-Servicer for the performance of sub-servicing duties in accordance with and subject to the terms of the Servicing Agreement, in each case

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approved by Buyer, as each of the foregoing is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.
“Sub-Servicing Fees”: The fees and expenses payable by Seller or Servicer to Sub-Servicer under a Sub-Servicing Agreement.
“Subsidiary”: With respect to any Person, any corporation, partnership, limited liability company or other entity (heretofore, now or hereafter established) of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP.
“Supplemental Conveyance”: A supplemental conveyance executed by Seller and the Transferor evidencing Seller’s purchase of an Asset from Transferor under and pursuant to the terms of a Purchase Agreement.
“Table Funded Purchased Asset”: An Eligible Asset which is sold to Buyer simultaneously with the origination or acquisition thereof, which origination or acquisition, pursuant to Seller’s request, is financed with the Purchase Price and paid directly to a title company, settlement agent or other Person, in each case, approved by Buyer, in trust for the current holder of the Asset for disbursement to the parties entitled thereto in connection with such origination or acquisition. A Purchased Asset shall cease to be a Table Funded Purchased Asset after Custodian has delivered a Trust Receipt (along with a completed Mortgage Asset File Checklist attached thereto) to Buyer certifying its receipt of the Mortgage Asset File therefor.
“Tangible Net Worth”: With respect to any Person and any date, the tangible net worth of such Person and its Consolidated Subsidiaries determined on a consolidated basis for such period as determined in accordance with GAAP.
“Taxes”: All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR”: The forward-looking term rate for the Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Test Period”: The time period from the first day of each calendar quarter, through and including the last day of such calendar quarter.
“Threshold Amount”: Defined in the Fee Letter.

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“Total Equity” means, with respect to any Person as of any date, such Person’s total equity as of such date, as shown on such Person’s consolidated financial statements prepared in accordance with GAAP.
“Total Indebtedness”: With respect to any Person and any date, determined without duplication on a consolidated basis, all amounts of Financial Indebtedness of such Person plus the proportionate share of such Person of all Financial Indebtedness of unconsolidated Affiliates of such Person in which such Person is an investor, on or as of such date.
“Trading with the Enemy Act”: The Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended, modified or replaced from time to time.
“Transaction”: With respect to any Asset, the sale and transfer of such Asset from Seller to Buyer pursuant to the Repurchase Documents against the transfer of funds from Buyer to Seller representing the Purchase Price or any additional advance of or increase in the Purchase Price for such Asset (including the funding of advances and increases in the Purchase Price made pursuant to Article 3 and Reallocations under Section 4.01).
“Transferor”: The seller of an Asset under a Purchase Agreement.
“Trimont”: Trimont Real Estate Advisors, LLC, and its permitted successors and assigns under the terms of the Repurchase Documents.
“Trimont Servicing Agreement”: shall mean collectively, that certain Servicing and Asset Management Agreement, dated as of April 13, 2020, by and between Trimont Real Estate Advisors, LLC, CIM Lending Services, LLC, as joined into by Seller pursuant to that certain Joinder Agreement #4, dated as of the date hereof, and such other clients that are a party thereto from time to time and the Servicer Acknowledgement Agreement, dated as of the date hereof, by Seller, Buyer, Trimont and CIM Loan Services, LLC, as each of the foregoing may be amended, modified, waived, supplemented, extended, replaced or restated from time to time.
“Trust Receipt”: Defined in the Custodial Agreement.
“Type”: With respect to a Mortgaged Property, such Mortgaged Property’s classification as one of the following stabilized or light to moderately transitional: multifamily, retail, office, industrial, hospitality, self-storage, data center, parking garage and such other classifications as Buyer may approve in its discretion.
“UCC”: The Uniform Commercial Code as in effect in the State of New York; provided, that, if, by reason of Requirements of Law, the perfection or priority of the security interest in any Purchased Asset is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority.
“Unadjusted Benchmark Replacement”: The Benchmark Replacement excluding the Benchmark Replacement Adjustment.

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“Underlying Mortgaged Property”: With respect to a Whole Loan, the Mortgaged Property securing such Whole Loan.
“Underlying Obligor”: Individually and collectively, as the context may require, the Mortgagor and other obligor or obligors under an Asset, including (a) any Person that has not signed the related Mortgage Note but owns an interest in the related Underlying Mortgaged Property, which interest has been encumbered to secure such Asset, and (b) any other Person who has assumed or guaranteed the obligations of such Mortgagor under the Mortgage Loan Documents relating to an Asset.
“Underwriting Package”: With respect to one or more Assets, the Underwriting Package shall include all of the following, in each case (other than clauses (a), (b) and (c)), to the extent applicable and available: (a) the Credit Approval Memo for such Purchased Asset approved (or to be approved) by Seller’s investment committee; (b) all Mortgage Loan Documents required to be delivered to Custodian under Section 3.01 of the Custodial Agreement, (c) a Current Appraisal, (d) the current occupancy report, tenant stack and rent roll or, with respect to a Hotel-Related Asset, the STR report, (e) at least two (2) years of property-level financial statements, (f) the current financial statement of the Underlying Obligor, (g) any and all agreements, documents, reports, or other information concerning the Purchased Assets (including, without limitation, all of the related Mortgage Loan Documents) received or obtained in connection with the origination of the Purchased Assets, (h) third-party reports and agreed-upon procedures, letters and reports (whether drafts or final forms), site inspection reports, market studies and other due diligence materials prepared by or on behalf of or delivered to Seller, (i) aging of accounts receivable and accounts payable, (j) any other material documents or reports concerning the Purchased Assets prepared or executed by Seller or Guarantor, (k) all documents, instruments and agreements received in respect of the closing of the acquisition transaction under the Purchase Agreement, and (l) such further documents or information as Buyer may request and as may be customary in connection with similar transactions.
“Unrestricted Cash”: As of any date of determination, all cash held by Seller and/or Guarantor at such time in excess of all amounts (a) required to be held by Seller and/or Guarantor pursuant to this Agreement or the Guaranty, (b) necessary to be held by Seller and/or Guarantor in order to satisfy the financial covenants set forth in the Repurchase Documents and (c) encumbered or allowed to the payment of other obligations, including fundings for Mortgage Notes, Participation Interests and other related assets.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person”: Any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

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“U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
“U.S. Tax Compliance Certificate”: Defined in Section 12.06(e).
“Volcker Rule”: Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Pub. Law No. 111-203 (2010), which added a new Section 13 (12 U.S.C. §1851) to the Bank Holding Company Act of 1956 (12 U.S.C. 1841 et seq.), and the rules and regulations implementing the foregoing, as jointly adopted in final form by the Office of the Comptroller of the Currency: “Proprietary Trading and Certain Interests In and Relationships with Covered Funds”, 12 C.F.R. Part 44; the Board of Governors of the Federal Reserve System: “Proprietary Trading and Certain Interests In and Relationships with Covered Funds”, 12 C.F.R. Part 248 (2014); the Federal Deposit Insurance Corporation: “Proprietary Trading and Certain Interests In and Relationships with Covered Funds”, 12 C.F.R. Part 351 (2014); the Securities and Exchange Commission: “Proprietary Trading and Certain Interests In and Relationships with Covered Funds’”, 17 C.F.R. Part 255; and the Commodity Futures Trading Commission: “Proprietary Trading and Certain Interests In and Relationships with Covered Funds”, 17 C.F.R. Part 75 (2014), (the foregoing regulations being referred to herein as the “Final Regulations”) as each of the foregoing may be amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.
“Waterfall Account”: The deposit account, established at Waterfall Account Bank, in the name of Seller, pledged to Buyer, as described on Annex 2 and subject to a Controlled Account Agreement.
“Waterfall Account Bank”: Wells, or any other bank approved by Buyer.
“Wells”: Wells Fargo Bank, National Association, together with its successors and permitted assigns.
“Whole Loan”: A performing first priority commercial real estate floating rate whole loan for which the Underlying Mortgaged Property is performing, as determined by Buyer in its discretion.
Section2.01Rules of Interpretation. Headings are for convenience only and do not affect interpretation. The following rules of this Section 2.02 apply unless the context requires otherwise. The singular includes the plural and conversely. A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to an Article, Section, Subsection, Paragraph, Subparagraph, Clause, Annex, Schedule, Appendix, Attachment, Rider or Exhibit is, unless otherwise specified, a reference to an Article, Section, Subsection, Paragraph, Subparagraph or Clause of, or Annex, Schedule, Appendix, Attachment, Rider or Exhibit to, this Agreement, all of which are hereby incorporated herein by this reference and made a part hereof. A reference to a party to this Agreement or another agreement or document includes the party’s permitted successors, substitutes or assigns. In the event there is more than one Seller or Guarantor, the act or omission by, or occurrence

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with respect to, any one Seller or Guarantor, as the case may be, shall be sufficient to result in the triggering of the applicable provision of the Repurchase Documents. A reference to an agreement or document is to the agreement or document as amended, modified, novated, supplemented or replaced in accordance with the terms thereof, except to the extent prohibited by any Repurchase Document. A reference to legislation or to a provision of legislation includes a modification, codification, replacement, amendment or re-enactment of it, a legislative provision substituted for it and a rule, regulation or statutory instrument issued under it. A reference to writing includes a facsimile or electronic transmission and any means of reproducing words in a tangible and permanently visible form. A reference to conduct includes an omission, statement or undertaking, whether or not in writing. A Default or Event of Default exists until it has been cured or waived in writing by Buyer. The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context clearly requires or the language provides otherwise. The word “including” is not limiting and means “including without limitation.” The word “any” is not limiting and means “any and all” unless the context clearly requires or the language provides otherwise. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.” The words “will” and “shall” have the same meaning and effect. A reference to day or days without further qualification means calendar days. A reference to any time means New York time. This Agreement may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their respective terms. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed in accordance with GAAP, and all accounting determinations, financial computations and financial statements required hereunder shall be made, in accordance with GAAP, without duplication of amounts, and on a consolidated basis with all Subsidiaries. All terms used in Articles 8 and 9 of the UCC, and used but not specifically defined herein, are used herein as defined in such Articles 8 and 9. A reference to “fiscal year” and “fiscal quarter” means the fiscal periods of the applicable Person referenced therein. A reference to a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document, or any information recorded in computer disk form. Whenever a Person is required to provide any document to Buyer under the Repurchase Documents, the relevant document shall be provided in writing including in the form of a PDF attachment to electronic mail or printed form unless Buyer requests otherwise. At the request of Buyer, the document shall be provided in electronic format or both printed and electronic format. The Repurchase Documents are the result of negotiations between the Parties, have been reviewed by counsel to Buyer and counsel to Seller, and are the product of both Parties. No rule of construction shall apply to disadvantage one Party on the ground that such Party proposed or was involved in the preparation of any particular provision of the Repurchase Documents or the Repurchase Documents themselves. Except where otherwise expressly stated, Buyer may give or withhold, or give conditionally, approvals and consents, and may form opinions and make determinations, in its sole and absolute discretion, subject in all cases to the implied covenant of good faith and fair dealing. Reference in any Repurchase Document to Buyer’s discretion shall mean, unless otherwise expressly stated herein or therein, Buyer’s sole and absolute discretion, and the exercise of such discretion shall be final and conclusive, subject in all cases to the

Master Repurchase and Securities Contract
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implied covenant of good faith and fair dealing. In addition, whenever Buyer has a decision or right of determination, opinion or request, exercises any right given to it to agree, disagree, accept, consent, grant waivers, take action or no action or to approve or disapprove (or any similar language or terms), or any arrangement or term is to be satisfactory or acceptable to or approved by Buyer (or any similar language or terms), the decision of Buyer with respect thereto unless otherwise expressly stated herein or therein shall be in the sole and absolute discretion of Buyer, and such decision shall be final and conclusive, subject in all cases to the implied covenant of good faith and fair dealing.
ARTICLE 3.

THE TRANSACTIONS
Section3.01Procedures.
(a)From time to time during the Funding Period only, but no more frequently than three (3) times per calendar week, Seller may request that Buyer enter into a proposed Transaction by sending Buyer a notice (i) describing the Transaction and each proposed Asset and any related Underlying Mortgaged Property and other security therefor in reasonable detail, (ii) transmitting a complete Underwriting Package for each proposed Asset, and (iii) specifying which (if any) of the representations and warranties of Seller set forth in this Agreement (including in Schedule 1) Seller will be unable to make with respect to such Asset. Seller shall promptly deliver to Buyer any supplemental materials requested at any time by Buyer. Buyer shall conduct such review of the Underwriting Package and each such Asset as Buyer determines appropriate. Buyer shall determine whether or not it is willing to purchase any or all of the proposed Assets, and if so, on what terms and conditions. It is expressly agreed and acknowledged that Buyer is entering into the Transactions on the basis of all such representations and warranties and on the completeness and accuracy of the information contained in the applicable Underwriting Package, and any incompleteness or inaccuracies in the related Underwriting Package will only be acceptable to Buyer if disclosed in writing to Buyer by Seller in advance of the related Purchase Date, and then only if Buyer opts to purchase the related Asset from Seller notwithstanding such incompleteness and inaccuracies.
(b)Buyer shall give Seller notice of the date when Buyer has received a complete Underwriting Package and supplemental materials as Buyer may request. Buyer shall endeavor to communicate to Seller a preliminary non-binding determination of whether or not it is willing to purchase any or all of such Assets, and if so, on what terms and conditions, within five (5) Business Days (or, if more than one Asset is proposed, and not yet approved, within ten (10) Business Days) of such date. Buyer shall endeavor to communicate to Seller a final non-binding determination of whether or not it is willing to purchase any or all of such Assets and if so, on what terms and conditions, within five (5) Business Days (or, if more than one Asset is proposed, and not yet approved, within ten (10) Business Days) of Buyer’s receipt of all supplemental due diligence documents and information as Buyer may request. If Buyer has not communicated its final non-binding indication to Seller by such date, Buyer shall

Master Repurchase and Securities Contract
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automatically and without further action be deemed to have determined not to purchase any such Asset.
(c)If Buyer, in its discretion, communicates to Seller a final non-binding determination that it is willing to purchase any or all of such Assets, Seller shall deliver to Buyer a preliminary Confirmation for such Transaction, describing each such Asset and its proposed Purchase Date, Market Value, Applicable Percentage, Purchase Price and such other terms and conditions as Buyer may require. If Buyer requires changes to the preliminary Confirmation, Seller shall make such changes as are reasonably acceptable to Seller, and if acceptable to Seller, execute the preliminary Confirmation. If Buyer, in its discretion, determines to enter into the Transaction on the terms described in the preliminary Confirmation, Buyer shall notify Seller that it intends to purchase such Asset on the Purchase Date. Buyer shall execute and return the Confirmation to Seller on the Purchase Date, which shall thereupon become effective as the Confirmation of the Transaction. Buyer’s approval of the purchase of an Asset on such terms and conditions as Buyer may require shall be evidenced only by its execution and delivery of the related Confirmation. For the avoidance of doubt, Buyer shall not (i) be bound by any preliminary or final non-binding determination referred to above, or (ii) be obligated to purchase an Asset notwithstanding a Confirmation executed by the Parties unless and until all applicable conditions precedent in Article 6 have been satisfied or waived by Buyer.
(d)Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Transaction covered thereby, and shall be construed to be cumulative to the extent possible. If terms in a Confirmation are inconsistent with terms in this Agreement with respect to a particular Transaction, the Confirmation shall prevail. Whenever the Applicable Percentage, Excess Funding Capacity, Reallocation or any other term of a Transaction (other than the Pricing Rate and Market Value) with respect to an Asset is revised or adjusted in accordance with this Agreement, an amended and restated Confirmation reflecting such revision or adjustment and that is otherwise acceptable to the Parties shall be prepared by Seller and executed by the Parties.
(e)The fact that Buyer has conducted or has failed to conduct any partial or complete examination or any other due diligence review of any Asset or Purchased Asset shall in no way affect any rights Buyer may have under the Repurchase Documents or otherwise with respect to any representations or warranties or other rights or remedies thereunder or otherwise, including the right to determine at any time that such Asset or Purchased Asset is not an Eligible Asset.
(f)No Transaction shall be entered into if (i) any unsatisfied Margin Call, Default or Event of Default exists or would exist as a result of such Transaction, (ii) the Repurchase Date for the Purchased Assets subject to such Transaction would be later than the Facility Termination Date, or (iii) after giving effect to such Transaction, the aggregate Purchase Price of all Purchased Assets subject to Transactions then outstanding would exceed the Maximum Amount. In connection with any Table Funded Purchased

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Asset, Seller shall comply with all terms and conditions set forth in this Agreement and the Custodial Agreement applicable thereto.
Section3.02Transfer of Purchased Assets. On the Purchase Date for each Purchased Asset, and subject to the satisfaction of all applicable conditions precedent in Article 6, (a) ownership of and title to such Purchased Asset shall be transferred to and vest in Buyer or its designee against the simultaneous transfer of the Purchase Price to the account of Seller specified in Annex 2 (or, if not specified therein, in the related Confirmation or as directed by Seller), and (b) Seller hereby sells, transfers, conveys and assigns to Buyer on a servicing released basis all of Seller’s right, title and interest (but no Retained Interests) in and to such Purchased Asset. Subject to this Agreement, during the Funding Period, Seller may sell to Buyer, repurchase from Buyer and re-sell Eligible Assets to Buyer, but Seller may not substitute other Eligible Assets for Purchased Assets. Buyer has the right to designate the servicer and sub-servicer (if any) of the Purchased Assets and, as of the Closing Date, Buyer will appoint Trimont to act as Servicer in accordance with the terms of the Servicing Agreement and Article 17. The Servicing Rights and other servicing provisions under this Agreement are not severable from or to be separated from the Purchased Assets under this Agreement, and such Servicing Rights and other servicing provisions of this Agreement constitute (x) “related terms” under this Agreement within the meaning of Section 101(47)(A)(i) of the Bankruptcy Code and/or (y) a security agreement or other arrangement or other credit enhancement related to the Repurchase Documents. To the extent any additional limited liability company is formed by a Division of Seller (and without prejudice to Sections 8.01 and 9.01 hereof), Seller shall cause each such Division LLC to sell, transfer, convey and assign to Buyer on a servicing released basis and for no additional consideration all of each such Division LLC’s right, title and interest in and to each Purchased Asset, together with all related Servicing Rights in the same manner and to the same extent as the sale, transfer, conveyance and assignment by Seller on each related Purchase Date of all of Seller’s right, title and interest in and to each Purchased Asset, together with all related Servicing Rights.
Section3.03Future Advance Funding Period. Notwithstanding any termination of the Funding Period and provided that Seller has extended the Facility Termination Date in accordance with Section 3.07, during the Future Advance Funding Period, and provided no unsatisfied Margin Call, Default or Event of Default has occurred and is continuing on or after giving effect to the requested advance, upon Seller’s request Buyer may, in its discretion, advance additional Purchase Price with respect to any Purchased Asset that is a Purchased Asset on or before the Funding Expiration Date, with the aggregate amount of such additional advances of Purchase Price not to exceed the Maximum Additional Purchase Amount. With respect to the Purchased Asset for which an additional advance of Purchase Price is requested by Seller, Seller shall deliver to Buyer such information relating to such Purchased Asset or the related Underlying Mortgaged Property as Buyer requests. Buyer shall communicate to Seller a final non-binding determination of whether or not it is willing to increase the Purchase Price of any such Purchased Assets and, if so, on what terms and conditions, within ten (10) Business Days of Buyer’s receipt of all supplemental due diligence documents and information as Buyer may request. If Buyer has not communicated its final non-binding indication to Seller by such date, Buyer shall automatically and without further action be deemed to have determined not to increase the Purchase Price of any such Purchased Asset. In connection with any such increase

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of Purchase Price, Seller shall execute a replacement Confirmation on or prior to the Purchase Date for such Transaction. Following Seller’s execution of the replacement Confirmation, and provided that the conditions precedent to Transactions contained in the Repurchase Documents are satisfied, Buyer shall advance the additional Purchase Price, if any, approved by Buyer with respect to such Purchased Asset and remit such amount in accordance with Section 3.01 hereof. Any amounts that are advanced under this Section 3.03 and subsequently repaid may not be re-advanced to Seller.
Section3.04Maximum Amount. The aggregate outstanding Purchase Price for all Purchased Assets as of any date shall not exceed the Maximum Amount. If such aggregate outstanding Purchase Price exceeds the Maximum Amount, Seller shall, within three (3) Business Days of receipt of written notice, from Buyer, pay to Buyer an amount necessary to reduce such aggregate outstanding Purchase Price to an amount equal to or less than the Maximum Amount.
Section3.05Early Repurchase Date; Mandatory Repurchases.
(a)Seller may terminate any Transaction with respect to any or all Purchased Assets and repurchase such Purchased Assets on any date prior to the related Repurchase Date; provided, that (i) except with respect to full prepayment by an Underlying Obligor, Seller notifies Buyer in writing (the “Early Repurchase Notice”) at least three (3) Business Days (or such shorter period as Buyer may agree) before the proposed Early Repurchase Date identifying the Purchased Asset(s) to be repurchased and the Repurchase Price thereof, which Early Repurchase Notice may be revoked by Seller by delivering written notice to Buyer prior to the consummation of the repurchase of the applicable Purchased Asset(s), (ii) Seller delivers an officer’s certificate from a Responsible Officer of Seller in form and substance satisfactory to Buyer certifying, and Buyer shall further determine, that no Default or Event of Default exists or will exist as a result of such repurchase and no Margin Call is unsatisfied that will not be satisfied after giving effect to any such early repurchase, (iii) if the Early Repurchase Date is not a Remittance Date, Seller pays to Buyer any amount due under Section 12.03, (iv) Seller pays to Buyer any Exit Fee and/or Release Amount due in accordance with the terms of the Repurchase Documents; and (v)  Seller thereafter complies with Section 3.06. Notwithstanding, the foregoing, Seller shall be permitted to repurchase a Purchased Asset(s) during the continuance of a Default, Event of Default or while any Margin Call is unsatisfied, as a result of a repayment of the Purchased Asset in full by the Underlying Obligor; provided, that, Seller remits into the Waterfall Account an amount not less than the greater of (x) 100% of the proceeds of such repayment and (y) the Repurchase Price for such Purchased Asset to be applied to the outstanding Repurchase Price for such Purchased Asset with the remainder, if any, to be applied in accordance with Article 5 of this Agreement. Such early terminations and repurchases shall be limited to three (3) occurrences in any calendar week (other than as a result of any mandatory repurchase or a repayment of any related Purchased Asset in full by the Underlying Obligor).
(b)Seller may make a partial reduction of outstanding Purchase Price with respect to a Purchased Asset on any date prior to the related Repurchase Date; provided,

Master Repurchase and Securities Contract
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that (i) except with respect to partial prepayments by an Underlying Obligor, Seller notifies Buyer in writing (the “Reduction Notice”) at least three (3) Business Days (or such shorter period as Buyer may agree, provided that no such notice shall be required if Buyer has made a Margin Call with respect to such Purchased Asset) before the proposed reduction date identifying the Purchased Asset(s) to be partially repaid and the updated Repurchase Price thereof, (ii) Seller delivers an officer’s certificate from a Responsible Officer of Seller in form and substance satisfactory to Buyer certifying, and Buyer shall further determine, that no Default or Event of Default exists or will exist as a result of such reduction and no Margin Call will remain unsatisfied after giving effect to any such reduction, and (iii) so long as such partial reduction is not being made by Seller to cure a Default or an Event of Default or to satisfy any Margin Call, such partial reduction shall not reduce the Applicable Percentage of the related Purchased Asset by more than twenty-five (25) percentage points (e.g., a reduction in the Applicable Percentage from 75% to 50%). Provided no Default or Event of Default or unsatisfied Margin Call exist or will exist as a result, within ninety (90) days following the reduction of such Purchased Asset Seller may deliver to Buyer written notice requesting that Buyer re-advance all or a portion of the reduced Purchase Price against such Purchased Asset, provided, that, such re-advance of the portion of the Purchase Price shall be in Buyer’s discretion and shall not cause the then Applicable Percentage of the Purchased Asset to exceed the Applicable Percentage, as approved by Buyer in its discretion and set forth in the related Confirmation. Such reductions shall be limited to four (4) occurrences in any month unless such reductions are as a result of a repayment by the Underlying Obligor.
(c)In addition to other rights and remedies of Buyer under any Repurchase Document, Seller shall within two (2) Business Days after notice from Buyer repurchase any Purchased Asset that no longer qualifies as an Eligible Asset, as determined by Buyer in its discretion; provided, that, so long as no other Default or Event of Default exists and Seller has remitted all Unrestricted Cash to Buyer, then such period shall be extended and Seller shall have a total of five (5) Business Days from Buyer’s notice to repurchase such Purchased Asset.
Section3.06Repurchase.
(a)On the Repurchase Date for each Purchased Asset (or in connection with repayment in full of a Mortgage Note by the related Underlying Obligor), Seller shall transfer to Buyer (or, in connection with repayment in full of a Mortgage Note by the related Underlying Obligor, to Servicer, on Buyer’s behalf) the Repurchase Price for such Purchased Asset as of the Repurchase Date, and, so long as no monetary or material non-monetary Default or any Event of Default has occurred and is continuing, (unless the repurchase of such Purchased Asset cures such monetary or material non-monetary Default or such Event of Default or unless such repurchase is as a result of a repayment of the Purchased Asset in full by the Underlying Obligor) Buyer shall transfer to Seller such Purchased Asset whereupon the Transaction with respect to such Purchased Asset shall terminate. So long as no monetary or material non-monetary Default or any Event of Default has occurred and is continuing, Buyer shall be deemed to have simultaneously released its security interest in such Purchased Asset, shall authorize Custodian, in

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accordance with the terms of the Custodial Agreement, to release to Seller the Mortgage Loan Documents for such Purchased Asset and, to the extent any UCC financing statement filed against Seller specifically identifies such Purchased Asset, Buyer shall deliver an amendment thereto or termination thereof evidencing the release of such Purchased Asset from Buyer’s security interest therein. Any such transfer or release shall be without recourse to Buyer and without representation or warranty by Buyer, except that Buyer shall represent to Seller, to the extent that good title was transferred and assigned by Seller to Buyer hereunder on the related Purchase Date, that Buyer is the sole owner of such Purchased Asset, free and clear of any other interests or Liens caused by Buyer’s actions or inactions. The portion of any Release Amount paid in connection with the repurchase of a Purchased Asset that is in excess of the then current Repurchase Price of the related Purchased Asset shall be applied to the outstanding Repurchase Obligations in the manner and order specified in the proviso to the definition of Release Amount. Any Income with respect to such Purchased Asset received by Buyer or Waterfall Account Bank after payment of the Repurchase Price therefor shall be remitted to Seller. Notwithstanding the foregoing, on or before the Facility Termination Date, Seller shall repurchase all Purchased Assets by paying to Buyer or depositing into the Waterfall Account, as applicable, the outstanding Repurchase Price therefor and all other outstanding Repurchase Obligations.
(b)In the event the repurchase of a Purchased Asset occurs in connection with the full payoff of a Mortgage Note by the Underlying Obligor, notwithstanding anything set forth in Section 5.02 to the contrary, so long as no monetary or material non-monetary Default or any Event of Default has occurred and is continuing and Buyer has received the full Repurchase Price owed in connection with such Purchased Asset (including any Exit Fee and Release Amount), Buyer shall remit to Seller promptly (and, in any event, within five (5) Business Days of Buyer’s receipt of the related Income from Servicer) any Income remaining from such Purchased Asset after the payment in full of the related Repurchase Price for the Purchased Asset being repaid.
(c)At any time during the existence of a monetary or material non-monetary Default or any Event of Default or any unsatisfied Margin Call, Seller shall be permitted to repurchase a Purchased Asset and obtain the release thereof only if Seller satisfies the conditions of the Repurchase Documents in connection therewith and the Repurchase Price (including any Release Amount) for such Purchased Asset is paid directly to Buyer, and the Excess Amount paid by Seller in connection therewith shall be applied by Buyer to the outstanding Repurchase Obligations in accordance with and subject to the provisos to the definition of Release Amount
(d)For the avoidance of doubt, nothing herein shall prohibit Seller from selling an Asset to Buyer on the Repurchase Date for a Purchased Asset so long as Seller complies with the provisions of Section 3.01 and Buyer consents to the purchase of any such Asset.
Section3.07Extension of the Facility Termination Date.

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Subject to Seller’s compliance with the applicable conditions precedent thereto set forth below, Seller shall have two (2) options to extend the Facility Termination Date that occurs under clause (a) of the definition thereof, the first for an additional one year term ending on the one-year anniversary date of the Initial Facility Termination Date (the “First Extended Facility Termination Date”), and the second for an additional one year term ending on the one-year anniversary date of the First Extended Facility Termination Date (the “Second Extended Facility Termination Date” and, together with the First Extended Facility Termination Date, each an “Extended Facility Termination Date”). The Seller’s extension of each of the Initial Facility Termination Date and the First Extended Facility Termination Date shall be subject to Seller’s satisfaction of the following, each as determined by Buyer in its discretion: (i) no monetary or material non-monetary Default or any Event of Default exists on the date of the request to extend or on the then applicable Facility Termination Date or Extended Facility Termination Date, (ii) no Margin Call has been made that has not been satisfied on the current Facility Termination Date or Extended Facility Termination Date, (iii) Buyer shall have received a written request of Seller to extend the then applicable Facility Termination Date (the “Extension Notice”) delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before the then applicable Facility Termination Date or the Extended Facility Termination Date, as applicable, and such written request shall not have been revoked, (iv) the Debt Yield for all Purchased Assets (on a combined basis) is at least equal to the Required Portfolio Debt Yield Percentage; provided, however, that Seller shall be permitted to reduce the aggregate Purchase Price outstanding on or prior to the then-applicable Facility Termination Date or Extended Facility Termination Date, without any premium, fee or penalty, in an amount necessary to cause the Debt Yield to be at least equal to the Required Portfolio Debt Yield Percentage, (v) Seller shall have paid to Buyer the Extension Fee on or before the then current Facility Termination Date or the Extended Facility Termination Date, as applicable, and (vi) if requested by Buyer, Seller shall have delivered to Buyer a new or updated Beneficial Ownership Certification, as applicable, in relation to Seller to the extent that Seller qualifies as a “legal entity customer” under the Beneficial Ownership Regulation. Notwithstanding the foregoing, Seller may, at any time prior to the then applicable Facility Termination Date, by written notice to Buyer, revoke its Extension Notice and upon receipt of such written notice the then applicable Extended Facility Termination Date shall not go into effect and the Facility shall terminate on the then applicable Facility Termination Date.
Section3.08Payment of Price Differential and Fees.
(a)Notwithstanding that Buyer and Seller intend that the Transactions hereunder be sales to Buyer of the Purchased Assets, Seller shall pay to Buyer the accrued value of the Price Differential for each Purchased Asset on each Remittance Date. Buyer shall give Seller notice of the Price Differential and any fees and other amounts due under the Repurchase Documents on or prior to the Determination Date preceding each Remittance Date; provided, that Buyer’s failure to deliver such notice shall not affect Seller’s obligation to pay such amounts. If the Price Differential includes any estimated Price Differential, Buyer shall recalculate such Price Differential after the Remittance Date and, if necessary, make adjustments to the Price Differential amount due

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on the following Remittance Date. For the avoidance of doubt, if the amount of Price Differential Seller pays on any given Remittance Date is equal to the Price Differential of which Buyer gave notice, no Default or Event of Default shall result in the event the amount which Buyer requested Seller to pay is less than the amount due on such Remittance Date so long a Seller pays the difference within three (3) Business Days of such notice.
(b)Seller shall pay to Buyer all fees (including, without limitation, the Structuring Fee, the Exit Fees, the Extension Fee and the Draw Fee) and other amounts as and when due as set forth in the Fee Letter.
Section3.09Payment, Transfer and Custody.
(a)Unless otherwise expressly provided herein, all amounts required to be paid or deposited by Seller, Pledgor, Guarantor, Servicer or any other Person under the Repurchase Documents shall be paid or deposited in accordance with the terms thereof no later than 3:00 p.m. on the day when due, in immediately available Dollars and without deduction, setoff or counterclaim, and if not received before such time, shall be deemed to be received on the next Business Day. Whenever any payment under the Repurchase Documents (including any Repurchase Obligations) shall be stated to be due on a day other than a Business Day, such payment shall be made on the preceding Business Day. Seller, Guarantor and Pledgor shall, to the extent permitted by Requirements of Law, pay to Buyer interest in connection with any amounts not paid when due under the Repurchase Documents, which interest shall be calculated at a rate equal to the Default Rate, until all such amounts are received in full by Buyer. Amounts payable to Buyer and not otherwise required to be deposited into the Waterfall Account or Servicer Account, as applicable, shall be deposited into an account of Buyer. Seller shall have no rights in, rights of withdrawal from, or rights to give notices or instructions regarding Buyer’s account, the Servicer Account or the Waterfall Account other than, in the case of the Waterfall Account only, the right if any to receive residual amounts from such account as and to the extent expressly provided in Section 5.02 of this Agreement.
(b)Any Mortgage Loan Documents not delivered to Buyer or Custodian under the Custodial Agreement are and shall be held in trust by Seller or its agent for the benefit of Buyer as the owner thereof and, to the extent such Mortgage Loan Documents are required to be delivered to Custodian under the Custodial Agreement, such Mortgage Loan Documents shall be promptly delivered to Custodian in accordance with the terms and conditions of the Custodial Agreement. Seller or its agent shall maintain a copy of the Mortgage Loan Documents and the originals of the Mortgage Loan Documents not required to be delivered to Buyer or Custodian under the terms of the Custodial Agreement. The possession of Mortgage Loan Documents by Seller or its agent is in a custodial capacity only at the will of Buyer for the sole purpose of assisting Servicer with the performance of its duties under the Servicing Agreement. Each Mortgage Loan Document retained or held by Seller or its agent shall be segregated on Seller’s books and records from the other assets of Seller or its agent, and the books and records of Seller or its agent shall be marked to reflect clearly the sale of the related Purchased Asset to

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Buyer on a servicing-released basis. Seller or its agent shall release its custody of such Mortgage Loan Document only in accordance with written instructions from Buyer, unless such release is required as incidental to the servicing of the Purchased Assets or is in connection with a repurchase of any Purchased Asset by Seller, in each case in accordance with the Custodial Agreement. Whenever any expiration or termination date shall occur on a day other than a Business Day, such expiration or termination day shall occur on the immediately preceding Business Day.
Section3.10Repurchase Obligations Absolute. All amounts payable by Seller, Guarantor or Pledgor under the Repurchase Documents shall be paid without notice, demand, counterclaim, setoff, deduction or defense (as to any Person and for any reason whatsoever) and without abatement, suspension, deferment, diminution or reduction (as to any Person and for any reason whatsoever), and the Repurchase Obligations shall not be released, discharged or otherwise affected, except as expressly provided herein, by reason of: (a) any damage to, destruction of, taking of, restriction or prevention of the use of, interference with the use of, title defect in, encumbrance on or eviction from, any Purchased Asset, the Pledged Collateral or any related Underlying Mortgaged Property, (b) any Insolvency Proceeding relating to Seller, Guarantor, Pledgor or any Underlying Obligor, or any action taken with respect to any Repurchase Document or Mortgage Loan Document by any trustee or receiver of Seller, Guarantor, Pledgor or any Underlying Obligor or by any court in any such proceeding, (c) any claim that Seller, Guarantor or Pledgor has or might have against Buyer under any Repurchase Document or otherwise, (d) any default or failure on the part of Buyer to perform or comply with any Repurchase Document or other agreement with Seller, Guarantor or Pledgor, (e) the invalidity or unenforceability of any Purchased Asset, Repurchase Document or Mortgage Loan Document, or (f) any other occurrence whatsoever, whether or not similar to any of the foregoing, and whether or not Seller, Guarantor or Pledgor has notice or Knowledge of any of the foregoing. The Repurchase Obligations shall be full recourse to Seller. This Section 3.10 shall survive the termination of the Repurchase Documents and the indefeasible payment in full of the Repurchase Obligations.
ARTICLE 4.

MARGIN MAINTENANCE
Section4.01Margin Deficit.
(a)If, as determined by Buyer in its discretion, (i) a Credit Event has occurred, (ii) the Asset Value for one or more Purchased Assets is less than the outstanding Purchase Price for such Purchased Asset (excluding changes in the Asset Value of Purchased Assets that are due solely to interest rate spreads or credit spreads), (iii) the Debt Yield for all Purchased Assets (on a combined basis) is less than the Required Portfolio Debt Yield Percentage or (iv) a Confirmation for a Purchased Asset permits the Buyer to reduce the Asset Value of a Purchased Asset upon the occurrence or non-occurrence of a specified event or events for a specified amount or an amount to be determined by Buyer and such event has occurred or failed to occur, as determined by Buyer (the occurrence of any such event under clauses (i), (ii), (iii) and/or (iv) and the

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related Deficit Amount, a “Margin Deficit”), Buyer may give Seller notice of any such Margin Deficit. So long as no Default or Event of Default has occurred and is continuing and to the extent that any Excess Funding Capacity exists, Buyer shall, to the extent of any Excess Funding Capacity, reallocate such Margin Deficit (a “Reallocation”) to one or more Purchased Assets with Excess Funding Capacity by increasing the Purchase Price for one or more such other Purchased Assets (such Purchased Assets with Excess Funding Capacity and the amounts of such increases to be determined by Buyer in its discretion) so long as, and in each case, subject to satisfaction of the following: (A) such Reallocations do not result in a Default, an Event of Default or a Margin Deficit with respect to any other Purchased Asset as determined by Buyer and (B) as a result of such Reallocations, (I) no Purchased Asset shall have a PPV in excess of the Maximum PPV Percentage, as determined by Buyer, (II) each Purchased Asset must have a Debt Yield at least equal to the Required Debt Yield Percentage (if any), as determined by Buyer, (III) each Purchased Asset shall continue to be an Eligible Asset after such Reallocations, (IV) the Purchased Assets (on a combined basis) satisfy the Required Portfolio Debt Yield Percentage, (V) the applicable requirements and conditions set forth in Section 3.01, to the extent not specified in this Section 4.01 are satisfied or will be satisfied after giving effect to such Reallocations, (VI) no Purchased Asset shall have an Applicable Percentage that exceeds the Applicable Percentage set forth in the related Confirmation, (VII) the Concentration Limits shall not be exceeded for any Purchased Asset, and (VIII) Buyer has received evidence satisfactory to Buyer in its discretion of the continuing enforceability of the Guaranty and the current compliance by the Guarantor with all Financial Covenants and other obligations set forth in the Repurchase Documents; provided, however, in no event shall Buyer increase the Purchase Price for a Purchased Asset with an unsatisfied Margin Call. In connection with any such Reallocation, Seller shall execute replacement Confirmations acceptable to Buyer in its discretion promptly (but, in any event, within one (1) Business Day) following the request of Buyer. Seller understands and acknowledges that Reallocations may not be possible or, if possible, may not fully eliminate the Margin Deficit and that, subject to Seller’s rights set forth herein, the manner, method and all other factors relating to such Reallocation are in Buyer’s discretion.
(b)If a Reallocation does not occur or, if a Reallocation occurred but the same did not fully eliminate the Margin Deficit, then Buyer may in its discretion give Seller written notice of such Margin Deficit and the related Deficit Amount in connection with such Margin Deficit and make a margin call (a “Margin Call”) on Seller for the Margin Deficit (such notice the “Margin Call Notice”); provided, however, unless a Default or Event of Default exists, Buyer shall not make a Margin Call until the Margin Deficit equals or exceeds the Margin Threshold. On or before the Margin Correction Deadline (time being of the essence), Seller shall pay to Buyer in immediately available funds the full amount of Margin Deficit set forth in such Margin Call Notice. Seller shall, prior to the Margin Correction Deadline, remit to Buyer all Unrestricted Cash in satisfaction of such Margin Deficit, provided, that, to the extent Unrestricted Cash is insufficient to satisfy the applicable Margin Deficit in full, and, by the Margin Correction Deadline, Seller remits any Unrestricted Cash and no Default or Event of Default exists (other than a Default related to such unpaid Margin Deficit which is the subject of the Margin Call

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Notice), then such period shall be extended and Seller shall have a total of five (5) Business Days from the date of the Margin Call Notice to satisfy the remaining Margin Deficit.
(c)Failure to satisfy any Margin Deficit by the Margin Correction Deadline shall result in an Event of Default under this Agreement.
(d)For the avoidance of doubt, Buyer may require the elimination of a Margin Deficit with respect to a single Purchased Asset or multiple Purchased Assets.
(e)Buyer’s election in its discretion not to give notice of a Margin Deficit or otherwise make a Margin Call at any time there is a Margin Deficit shall not waive the Margin Deficit or in any way limit or impair Buyer’s right to deliver a Margin Call Notice at any time when the same or any other Margin Deficit exists. Buyer’s rights under this Section 4.01 are in addition to and not in lieu of any other rights of Buyer under the Repurchase Documents or Requirements of Law.
(f)Except as otherwise required by Buyer, all cash transferred to Buyer pursuant to this Section 4.01 with respect to a Purchased Asset shall be deposited into the Waterfall Account and, notwithstanding any provision in Section 5.02 to the contrary, shall be applied by Buyer to reduce the Purchase Price of the Purchased Asset(s) to which the Margin Deficit relates. With respect to the Purchased Assets for which the Margin Deficit was applied, Seller shall execute replacement Confirmations reflecting the applicable change to the Purchase Price of the related Purchased Assets promptly following the payment of such Margin Deficit.
Section4.02Margin Call Dispute.
If Buyer makes a Margin Call that is solely the result of a decline in the value of the Underlying Mortgaged Property of a Purchased Asset (including, for the avoidance of doubt, a Margin Call as a result of a Purchased Asset having a PPV in excess of the applicable Maximum PPV Percentage), then, provided that (i) no Default or Event of Default has occurred and is continuing and no other Margin Call is unsatisfied, and (ii) Seller has paid to Buyer in a timely manner the full amount of the Margin Call determined by Buyer pursuant to and in accordance with the terms of the Margin Call Notice, Seller may, no later than three (3) Business Days after the date of the Margin Call Notice, dispute such determination of the value of the Underlying Mortgaged Property by notifying Buyer in writing of such dispute and the basis for such dispute (such notice letter, the “Margin Dispute Notice”); provided, however, in the event that Seller fails to timely deliver to the Buyer any Margin Dispute Notice within such three (3) Business Day period, the Buyer’s determination of the value of the Underlying Mortgaged Property shall be final and conclusive.  Upon receipt by Buyer of such Margin Dispute Notice, and provided clauses (i) and (ii) above are satisfied, Buyer shall, at Seller’s sole cost and expense, order a new Appraisal of such Underlying Mortgaged Property, which Appraisal shall be subject to Buyer’s internal compliance/approval processes.  If the new Appraisal shows a value of the Underlying Mortgaged Property to be greater than the value used to determine the Margin Call, the Margin Call shall be recalculated using the new value.  If the amount of the new Margin Call is less than

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the amount received by Buyer pursuant to the Margin Call Notice, then, provided no Default or Event of Default has occurred and is continuing and no other Margin Call is unsatisfied, Buyer shall re-advance to Seller the difference against the related Purchased Asset; provided, however, in no event shall the amount of any re-advance exceed the original amount of the Margin Call set forth in the Margin Call Notice.  If the new Appraisal shows the value of the Underlying Mortgaged Property to be less than the value used to determine the Margin Call, then Buyer may choose to recalculate the Margin Call using the new value set forth in the new Appraisal and deliver an additional Margin Call Notice to Seller with the additional Margin Call amount.  Seller shall have no rights to dispute such additional Margin Call Notice.

ARTICLE 5.

WATERFALL AND SERVICER ACCOUNTS; APPLICATION OF INCOME
Section5.01Waterfall Account.
(a)On or before the first Remittance Date, Seller shall establish the Waterfall Account at the Waterfall Account Bank. Buyer shall have sole dominion and control (including, without limitation, “control” within the meaning of Section 9-104(a) of the UCC) over the Waterfall Account. None of Seller, any other Repurchase Party or any Person claiming through or under Seller or any other Repurchase Party shall have any claim to or interest in the Waterfall Account. All Income received by Seller, Servicer, any other Repurchase Party or any Affiliate of Seller and the Waterfall Account Bank in respect of the Purchased Assets shall be deposited into the Waterfall Account within two (2) Business Days of receipt thereof and be applied by Buyer in accordance with this Article 5.
(b)On or before the Closing Date, Seller and/or Servicer shall establish the Servicer Account in the name of Seller for the benefit of Buyer at the Bank. Unless Wells is acting as Servicer, Buyer shall have sole dominion and control (including, without limitation, “control” within the meaning of Section 9-104(a) of the UCC) over the Servicer Account. Neither Seller, Servicer nor any Person claiming through or under Seller or Servicer shall have any claim to or interest in the Servicer Account; provided, however, so long as no Default, Event of Default or Servicer Event of Default has occurred and is continuing, Servicer shall have access to the funds on deposit in the Servicer Account and shall distribute them in accordance with the terms of this Agreement and the Servicing Agreement. All Income received by Seller, Servicer or any Affiliate of Seller or Servicer in respect of the Purchased Assets shall be deposited directly into the General Servicing Account or the Servicer Account upon receipt thereof in accordance with Section 8.06 and shall be remitted to the Waterfall Account within two (2) Business Days of receipt in the Servicer Account (provided that, if Wells is the Servicer, then the Servicer shall be required to remit to the Waterfall Account only once each month on the date set forth in the Servicing Agreement).

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Section5.02Before Event of Default. If no Event of Default exists, all amounts described in Section 5.01 and deposited into the Waterfall Account during each Pricing Period shall be applied by Buyer by no later than the next following Remittance Date (except as set forth below) in the following order of priority:
first, to the extent Servicer is a Qualified Servicer, and such Qualified Servicer has not deducted its Servicing Fees before depositing Income into the Waterfall Account, and to the extent not previously paid by Seller, to pay any Servicing Fees (other than costs and expenses of Servicer) then due and payable to Wells as Servicer under the Servicing Agreement, pro rata;
second, to pay to Buyer an amount equal to the Price Differential accrued with respect to all Purchased Assets as of such Remittance Date;
third, to pay to Buyer an amount equal to all default interest, late fees, fees, expenses and Indemnified Amounts then due and payable from Seller to Buyer and other applicable Persons under the Repurchase Documents (other than any amounts owed to the Custodian under the Custodial Agreement);
fourth, to pay to Buyer an amount sufficient to eliminate any unsatisfied Margin Call (without limiting Seller’s obligation to satisfy a Margin Deficit in a timely manner as required by Section 4.01);
fifth, to pay any custodial fees and expenses due and payable to Custodian under the Custodial Agreement;
sixth, with respect to each Purchased Asset, to pay to Buyer an amount equal to the sum of (a) the product of (i) any Principal Payments collected in respect of such Purchased Asset and (ii) the Applicable Percentage for such Purchased Asset to be applied in reduction of the outstanding Purchase Price of such Purchased Asset, and (b) without duplication of amounts set forth in clause (a), any Release Amount, Exit Fee or portion of the foregoing due in connection with any such payment;
seventh, to pay to Buyer any other amounts due and payable to Buyer under the Repurchase Documents;
eighth, to pay to any other Person any other amounts due and payable from Seller or any other Repurchase Party to such other Person under the Repurchase Documents;
ninth, to the extent such Servicer is (a) not a Qualified Servicer and to the extent not previously paid by Seller, to pay any Servicing Fees then due and payable to such Servicer under the Servicing Agreement and (b) a Qualified Servicer and to the extent not previously paid by Seller to pay any costs and expenses of such Qualified Servicer, then due and payable to such Qualified Servicer under the Servicing Agreement, pro rata; and
tenth, if a Default has occurred and is continuing, any remainder to be held in the Waterfall Account until such Default has been cured and such cure has been accepted by

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Buyer or, application under Section 5.03, if applicable, or, if no Default or Event of Default has occurred and is continuing, to pay to Seller any remainder for its own account.
Section5.03After Event of Default. If an Event of Default exists, all amounts deposited into the Waterfall Account in respect of the Purchased Assets or the Pledged Collateral shall be applied by Buyer, on the Business Day next following the Business Day on which such amount is so deposited, in the following order of priority:
first, to the extent Wells is acting as the Servicer, Wells has not deducted it Servicing Fees before depositing Income into the Waterfall Account and to the extent not previously paid by or on behalf of Seller, to pay any Servicing Fees then due and payable to such Servicer under the Servicing Agreement;
second, to pay to Buyer an amount equal to the Price Differential accrued with respect to all Purchased Assets as of such Remittance Date;
third, to pay to Buyer an amount equal to all default interest, late fees, fees, expenses and Indemnified Amounts then due and payable from Seller and other applicable Persons to Buyer under the Repurchase Documents (other than any amounts owed to the Custodian under the Custodial Agreement);
fourth, to the extent Servicer is a Qualified Servicer (other than Wells) and to the extent not previously paid by or on behalf of Seller, to pay any Servicing Fees (other than any costs and expenses of Servicer) then due and payable to such Qualified Servicer (other than Wells) under the Servicing Agreement, pro rata;
fifth, to pay any custodial fees and expenses due and payable to Custodian under the Custodial Agreement;
sixth, to pay to Buyer an amount equal to the aggregate Repurchase Price (other than any amounts payable to Wells with respect to any Interest Rate Protection Agreement with Wells) of all Purchased Assets (to be applied in reduction of the aggregate Repurchase Price in such amounts, order and manner as determined by Buyer, until such Repurchase Price has been reduced to zero (0));
seventh, to pay to Buyer and any other applicable Person all other Repurchase Obligations due to Buyer and such other applicable Person;
eighth, to pay to Buyer, on behalf of Wells or an Affiliate of Wells as Hedge Counterparty, any amounts payable to Wells or an Affiliate of Wells with respect to any Interest Rate Protection Agreement entered into by Seller with Wells or an Affiliate of Wells;
ninth, to the extent Servicer is (i) not a Qualified Servicer and to the extent not previously paid by Seller, to pay any Servicing Fees then due and payable to such Servicer under the Servicing Agreement and (ii) a Qualified Servicer (other than Wells)

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and to the extent not previously paid by Seller, to pay any costs and expenses of Servicer then due and payable to such Qualified Servicer under the Servicing Agreement, pro rata; and
tenth, to Seller any remainder for its own account; provided, that if Buyer has exercised the remedies described in Section 10.02(d) with respect to any or all Purchased Assets, Seller shall not be entitled to any proceeds from any sale of such Purchased Assets.
Section5.04Seller to Remain Liable. If the amounts remitted to Buyer as provided in Sections 5.02 and 5.03 are insufficient to pay all amounts due and payable from Seller to Buyer under this Agreement or any Repurchase Document on a Remittance Date, a Repurchase Date, upon the occurrence of an Event of Default or otherwise, Seller shall nevertheless remain liable for and shall pay to Buyer when due all such amounts.
ARTICLE 6.

CONDITIONS PRECEDENT
Section6.01Conditions Precedent to Initial Transaction. Buyer shall not be obligated to enter into any Repurchase Document or Transaction or purchase any Asset until the following conditions have been satisfied, or waived by Buyer, on and as of the Closing Date and the initial Purchase Date:
(a)Buyer has received the following documents, each dated the Closing Date or as of the Closing Date unless otherwise specified: (i) each Repurchase Document duly executed and delivered by all of the parties thereto, (ii) an official good standing certificate dated a recent date with respect to each Repurchase Party (including in each jurisdiction where any Underlying Mortgaged Property is located to the extent necessary for Buyer to enforce its rights and remedies thereunder), (iii) a Closing Certificate executed by each Repurchase Party, (iv) an executed Power of Attorney of Seller and Pledgor, (v) such opinions from counsel to the Repurchase Parties regarding the Repurchase Documents and all collateral thereunder as Buyer may require, including, without limitation, with respect to corporate matters, enforceability, no consents or approvals required other than those that have been obtained, absence of conflicts with Requirements of Law, Governing Documents and material agreements, perfected security interest in the Purchased Assets and Pledged Collateral by filing, perfection by possession in the Mortgage Notes and Pledged Collateral, perfection by control of the Waterfall Account, the Servicer Account (unless Wells is Servicer) and any other collateral pledged pursuant to the Repurchase Documents, Investment Company Act matters, the enforceability of Seller’s limited liability company agreement, the applicability of Bankruptcy Code safe harbors and a true sale opinion (if applicable under Section 7.10) and (vi) all other documents, certificates, information, financial statements, reports, approvals and opinions of counsel as Buyer may require;

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(b)no Default, Event of Default, unsatisfied Margin Call, Material Adverse Effect or Market Disruption Event exists;
(c)delivery by Seller and Guarantor of a Compliance Certificate to Buyer;
(d)(i) UCC financing statements have been filed against Seller and Pledgor in all filing offices reasonably required by Buyer, (ii) Buyer has received such searches of UCC filings, tax Liens, judgments, pending litigation and other matters relating to Seller, Guarantor and Pledgor, as Buyer may require, and (iii) the results of such searches are satisfactory to Buyer;
(e)no Requirements of Law shall prohibit or render it unlawful, and no order, judgment or decree of any Governmental Authority shall prohibit, enjoin or render it unlawful, to enter into any Repurchase Document, including after giving effect to the consummation thereof;
(f)all information, reports, certificates, documents, financial statements, operating statements, forecasts, books, records, files, exhibits and schedules furnished by or on behalf of Seller or any other Repurchase Party to Buyer in connection with the Repurchase Documents, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading;
(g)Buyer has received payment from Seller of all fees and expenses then payable under the Fee Letter and the other Repurchase Documents, including as contemplated by Section 13.02;
(h)Buyer shall have received a Patriot Act Certificate with respect to each Repurchase Party;
(i)Buyer has received approval from its internal credit committee and all other necessary approvals required for Buyer to enter into this Agreement and consummate Transactions hereunder;
(j)Buyer has completed to its satisfaction such due diligence (including, Buyer’s “Know Your Customer”, Anti-Corruption Laws, Sanctions and Anti-Money Laundering Laws diligence, and any information required to be obtained by Buyer pursuant to the Beneficial Ownership Regulation) and modeling as Buyer may require;
(k)Buyer shall have received, sufficiently in advance of (but in any event not less than three (3) Business Days prior to) the Closing Date a Beneficial Ownership Certification in relation to Seller to the extent that Seller qualifies as a “legal entity customer” under the Beneficial Ownership Regulation;
(l)[Reserved]; and

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(m)Buyer has received documentation in form and substance satisfactory to Buyer evidencing that Seller and Guarantors comply with applicable Anti-Corruption Laws and Anti-Money Laundering Laws.
Section6.02Conditions Precedent to All Transactions. Buyer shall not be obligated to enter into any Transaction, purchase any Asset, or be obligated to take, fulfill or perform any other action hereunder, until the following additional conditions have been satisfied or waived by Buyer, with respect to each Asset on and as of the Purchase Date, or such other date as indicated below, therefor:
(a)Buyer and/or Custodian has received the following documents: (i) an Underwriting Package, (ii) a Confirmation, (iii) to the extent not previously delivered, the related Servicing Agreement, (iv) Irrevocable Redirection Notices duly executed by Seller and each other applicable Person, (v) a trust receipt and other items required to be delivered under the Custodial Agreement, and (vi) all other documents, certificates, information, financial statements, reports, approvals, KYC compliance and opinions of counsel as Buyer may require;
(b)evidence satisfactory to Buyer that (i) the Purchased Assets are being or will be serviced by the Servicer under the Servicing Agreement and, if applicable, a Sub-Servicer under a Sub-Servicing Agreement, including any notices or deliveries required thereunder to evidence or acknowledge that such Purchased Asset shall be serviced thereunder and Seller shall provide Buyer a copy of any such notice or delivery required thereunder, together with a written acknowledgment of the applicable Servicer and (ii) the Servicer has received copies of all documents in the Mortgage Asset File;
(c)immediately before such Transaction and after giving effect thereto and to the intended use thereof, no Representation Breach (other than with respect to a Purchased Asset purchased prior to the related Purchase Date) other than Approved Representation Exceptions, Default or Event of Default exists;
(d)immediately before such Transaction and after giving effect thereto and to the intended use thereof, no (i) condition or circumstance exists which causes, constitutes or could reasonably be expected to cause or constitute a Material Adverse Effect, as determined by Buyer, (ii) Market Disruption Event or (iii) Margin Deficit exists;
(e)delivery by Seller and Guarantor of a Compliance Certificate to Buyer;
(f)no Requirements of Law shall prohibit or render it unlawful, and no order, judgment or decree of any Governmental Authority shall prohibit, enjoin or render it unlawful, to enter into any Transaction, including after giving effect to the consummation thereof;
(g)Buyer has completed its due diligence review of the Underwriting Package, Mortgage Loan Documents and such other documents, records and information as Buyer deems appropriate, and the results of such reviews are satisfactory to Buyer;

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(h)Buyer has (i) determined that such Asset is an Eligible Asset, (ii) approved the purchase of such Asset, (iii) obtained all necessary internal credit and other approvals for such Transaction, and (iv) executed the Confirmation;
(i)the aggregate outstanding Purchase Price of all Transactions does not exceed the Maximum Amount after giving effect to such Transaction;
(j)other than in connection with a Reallocation, the Purchase Date specified in the Confirmation is not later than the Funding Expiration Date;
(k)the Repurchase Date is not later than the Facility Termination Date;
(l)Seller, Guarantor, Servicer, Pledgor and Custodian (in the event Wells is not the Custodian) have satisfied in all material respects all requirements, conditions and covenants, duties, obligations and agreements contained in the Repurchase Documents to be performed by such Person on or before the Purchase Date;
(m)If Seller acquired the Purchased Asset from an Affiliate, Seller shall have delivered to Buyer on or before the related Purchase Date (i) an opinion of counsel regarding the true sale of the purchase of such Asset by Seller and, if such Asset was acquired by Seller’s Affiliate from another Affiliate, the true sale of the purchase of the Asset by the Affiliate of Seller from the Transferor Affiliate, which opinions shall be in form and substance satisfactory to Buyer or (ii) a residual pledge agreement covering any residual interest the Transferor may have in any such Asset, if any; provided, however, if a proposed Asset was acquired by Seller from a Transferor under a Purchase Agreement that was the subject of a true sale opinion previously delivered and accepted by Buyer, then Seller shall deliver to Buyer an executed Supplemental Conveyance evidencing the transfer of the Asset from such Transferor to Seller pursuant to such Purchase Agreement and a written certification in the form of Exhibit J attached hereto.
(n)to the extent the related Mortgage Loan Documents contain notice, cure and other provisions in favor of a pledgee under a repurchase or warehouse facility, and without prejudice to the sale treatment of such Asset to Buyer, Buyer has received satisfactory evidence that Seller has given notice to the applicable Persons of Buyer’s interest in such Asset and otherwise satisfied any other applicable requirements under such pledgee provisions so that Buyer is entitled to the rights and benefits of a pledgee under such pledgee provisions;
(o)if requested by Buyer, such opinions from counsel to Seller, Pledgor and Guarantor as Buyer may require, including, without limitation, with respect to the perfected security interest in the Purchased Assets, the Pledged Collateral and any other collateral pledged pursuant to the Repurchase Documents;
(p)[Reserved];
(q)Buyer has received a copy of any Interest Rate Protection Agreement and related documents entered into with respect to such Asset, (i) Seller has collaterally

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assigned to Buyer all of Seller’s rights (but none of its obligations) under such Interest Rate Protection Agreement and related documents, and (ii) no termination event, default or event of default (however defined) exists thereunder;
(r)evidence satisfactory to Buyer regarding any Interest Rate Protection Agreement entered into by Seller in accordance with Section 8.09;
(s)Seller has complied with all other requirements set forth in the Repurchase Documents for the purchase of such Asset;
(t)the aggregate outstanding Purchase Price of all Transactions does not exceed the Maximum Amount after giving effect to such Transaction;
(u)To the extent Wells is not the Servicer and to the extent not previously delivered, within twenty (20) days from the Closing Date, Seller has provided to Buyer (i) a fully executed and completed Account Control Agreement acceptable to Buyer with respect to such Servicer Account, and (ii) a legal opinion acceptable to Buyer regarding the Account Control Agreement for the Servicer Account (including, but not limited to, Buyer’s perfected security interest in the Servicer Account); and
(v)Within three (3) months from the Closing Date, Buyer has received and approved the form of Mortgage Loan Documents that Seller and/or its Affiliates intend to utilize for the origination of Assets. Seller has not amended, altered, revised or otherwise change in any material respects the form of Mortgage Loan Documents approved by Buyer under this Section 6.02(v) without first have given prior notice to Buyer of any such amendments, modifications and/or changes to its form Mortgage Loan Documents.
Each Confirmation delivered by Seller shall constitute a certification by Seller that all of the conditions precedent in this Article 6 have been satisfied (or waived by Buyer) other than those set forth in Sections 6.01(i) and (j) and Sections 6.02(g) and (h).
ARTICLE 7.

REPRESENTATIONS AND WARRANTIES OF SELLER
Seller represents, warrants and, as applicable, covenants, on and as of the date of this Agreement, each Purchase Date and at all times when any Repurchase Document or Transaction is in full force and effect, as follows:
Section7.01Seller. Seller has been duly organized and validly exists in good standing as a limited liability company under the laws of the jurisdiction of its formation. Seller (a) has all requisite power, authority, legal right, licenses and franchises, (b) is duly qualified to do business in all jurisdictions necessary and (c) has been duly authorized by all necessary action to (i) own, lease and operate its properties and assets, (ii) conduct its business as presently conducted, (iii) execute, deliver and perform its obligations under the Repurchase Documents to which it is a party, and (iv) originate, service, acquire, own, sell, assign, pledge and repurchase the Purchased Assets. Seller’s exact legal name is set forth in the preamble and signature pages

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of this Agreement. Seller’s location (within the meaning of Article 9 of the UCC), and the office where Seller keeps all records (within the meaning of Article 9 of the UCC) relating to the Purchased Assets, is at the address of Seller referred to in Annex 1. Seller has not changed its name or location within the past twelve (12) months. Seller’s organizational identification number is 7863863 and its tax identification number is 27-3148022. Seller is a wholly owned Subsidiary of Pledgor. The fiscal year of Seller is the calendar year. Seller has no Indebtedness, Contractual Obligations or Investments other than (a) ordinary trade payables, (b) in connection with Assets acquired or originated for the Transactions, (c) the Repurchase Documents and (d) Interest Rate Protection Agreements entered into in connection with Section 8.09 of this Agreement. Seller has no Guarantee Obligations.
Section7.02Repurchase Documents. Each Repurchase Document to which Seller is a party has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity. The execution, delivery and performance by Seller of each Repurchase Document to which it is a party do not and will not (a) conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under, any (i) Governing Document, Indebtedness, Guarantee Obligation or Contractual Obligation applicable to Seller or any of its properties or assets, (ii) Requirements of Law, or (iii) approval, consent, judgment, decree, order or demand of any Governmental Authority, or (b) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of Seller. All approvals, authorizations, consents, orders, filings, notices or other actions of any Person or Governmental Authority required for the execution, delivery and performance by Seller of the Repurchase Documents to which it is a party and the sale of and grant of a security interest in each Purchased Asset to Buyer, have been obtained, effected, waived or given and are in full force and effect. Unless notice is given to Buyer from time to time, there is no material litigation, proceeding or investigation pending or, to the Knowledge of Seller threatened, against Seller or any other Repurchase Party before any Governmental Authority (a) asserting the invalidity of any Repurchase Document, (b) seeking to prevent the consummation of any Transaction, or (c) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
Section7.03Solvency. Neither Seller nor any other Repurchase Party is or has ever been the subject of an Insolvency Proceeding. Seller and each other Repurchase Party is Solvent and the transactions contemplated under the terms of the Repurchase Documents do not and will not render Seller or any other Repurchase Party not Solvent. Seller is not entering into the Repurchase Documents or any Transaction with the intent to hinder, delay or defraud any creditor of Seller or any other Repurchase Party. Seller has received or will receive reasonably equivalent value for the Purchased Assets. Seller has adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due.
Section7.04Taxes. Seller and each other Repurchase Party have filed all required federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by them and have paid all material taxes (including mortgage recording taxes), assessments,

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fees, and other governmental charges payable by them, or with respect to any of their properties or assets, which have become due and payable, except taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserves have been established in accordance with GAAP. Seller and each other Repurchase Party have paid, or have provided adequate reserves for the payment of, all such taxes for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit or claim relating to any such taxes now pending, or, to the Knowledge of Seller, threatened, by any Governmental Authority which is not being contested in good faith as provided above. Neither Seller nor any other Repurchase Party has entered into any agreement or waiver or been requested to enter into any agreement or waiver extending any statute of limitations relating to the payment or collection of taxes, or is aware of any circumstances that would cause the taxable years or other taxable periods of Seller or any other Repurchase Party not to be subject to the normally applicable statute of limitations. No tax Liens (other than Permitted Liens) have been filed against any property or assets of Seller or any other Repurchase Party. Seller does not intend to treat any Transaction as being a “reportable transaction” as defined in Treasury Regulation Section 1.6011–4. If Seller determines to take any action inconsistent with such intention, it will promptly notify Buyer, in which case Buyer may treat each Transaction as subject to Treasury Regulation Section 301.6112–1 and will maintain the lists and other records required thereunder.
Section7.05True and Complete Disclosure. The information, reports, certificates, documents, financial statements, operating statements, forecasts, books, records, files, exhibits and schedules furnished by or on behalf of Seller, Guarantor and/or Pledgor to Buyer in connection with the Repurchase Documents and the Transactions, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of Seller, Guarantor and/or Pledgor to Buyer in connection with the Repurchase Documents and the Transactions will be true, correct and complete in all material respects, or in the case of projections, will be based on reasonable estimates prepared and presented in good faith, on the date as of which such information is stated or certified.
Section7.06Compliance with Laws. Seller has complied in all respects with all Requirements of Law, and no Purchased Asset contravenes any Requirements of Law. None of Seller, Guarantor, nor any Subsidiaries of Seller or Guarantor, nor to the knowledge of Seller or Guarantor, any Affiliates of Seller or Guarantor (i) is in violation of any Sanctions or (ii) is a Sanctioned Target. The proceeds of any Transaction have not been and will not be used, directly or indirectly, to fund any operations in, finance any investments or activities in or make any payments to a Sanctioned Target or otherwise in violation of Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. Neither Seller nor any other Repurchase Party (a) is an “investment company” as defined in the Investment Company Act, or is required to register as an “investment company” under the Investment Company Act, (b) is a “broker” or “dealer” as defined in, or could be subject to a liquidation proceeding under, the Securities Investor Protection Act of 1970, or (c) is subject to regulation by any Governmental Authority limiting its ability to incur the Repurchase Obligations. Seller is excepted from the definition of an “investment company” under the Investment Company Act pursuant to an exception or

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exemption other than the exception set forth in Section 3(c)(1) or 3(c)(7) of the Investment Company Act. Seller and all Affiliates of Seller are in compliance with the Foreign Corrupt Practices Act of 1977, as amended, and any foreign counterpart thereto. Neither Seller nor any other Repurchase Party has made, offered, promised or authorized a payment of money or anything else of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to any foreign official, foreign political party, party official or candidate for foreign political office, or (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to Seller, any other Repurchase Party or any other Person, in violation of the Foreign Corrupt Practices Act, as amended.
Section7.07Compliance with ERISA. During the immediately preceding five (5) year period, and in each case, except as would not reasonably be expected to have a Material Adverse Effect, (a) neither a Reportable Event nor a failure to satisfy the “minimum funding standard” nor “an unpaid minimum required contribution” as defined in the Code or ERISA has occurred, (b) no Plan has failed to comply with the applicable provisions of the Code and ERISA, (c) no termination of a Single Employer Plan has occurred resulting in any liability that has remained unfunded, and (d) no Lien in favor of the PBGC or a Plan has arisen, with respect to Seller, Pledgor or Guarantor. The present value of all accumulated benefit obligations under each Single Employer Plan (based on the assumptions used for the purposes of FASB Accounting Standards Codification Topic 715, Compensation — Retirement Benefits) relating to Seller, Guarantor, Pledgor or any Commonly Controlled Entity did not, as of the last annual valuation date prior to the date hereof, exceed the value of the assets of such Plan allocable to such accumulated benefit obligations, except as would not reasonably be expected to have a Material Adverse Effect. Neither Seller nor any Affiliate of Seller is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan, except as would not reasonably be expected to have a Material Adverse Effect. Neither Seller, Pledgor, nor Guarantor provide any medical or health benefits to former employees other than as required by the Consolidated Omnibus Budget Reconciliation Act, as amended, or similar state or local law. None of the assets of Seller, Pledgor or any Guarantor are deemed to be plan assets within the meaning of 29 C.F.R.  2510.3-101 as modified by Section 3(42) of ERISA. Any breach or failure to satisfy any provision of this Section 7.07 shall be an “ERISA Event”.
Section7.08No Default or Internal Control Event. No Default or Event of Default exists. No Internal Control Event has occurred. Seller has delivered to Buyer all underlying servicing and subservicing agreements (or provided Buyer with access to a service, internet website or other system where Buyer can successfully access such agreements) with respect to the Purchased Assets, and, to Seller’s Knowledge, no default or event of default (however defined) exists thereunder.
Section7.09Purchased Assets. Each Purchased Asset is an Eligible Asset. Each representation and warranty of Seller set forth in the Repurchase Documents (including in Schedule 1 applicable to such Purchased Asset) and each representation and warranty set forth in the Mortgage Loan Documents with respect to each Purchased Asset is true and correct except as set forth on the related executed Confirmation. The review and inquiries made on behalf of Seller in connection with this Section 7.09 have been made by Persons having the requisite

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expertise, Knowledge and background to verify such representations and warranties. Seller has complied with all requirements of the Custodial Agreement with respect to each Purchased Asset, including delivery to Custodian of all required Mortgage Loan Documents. Seller has no Knowledge of any fact that could reasonably lead it to expect that any Purchased Asset will not be paid in full which has not been disclosed in writing to, and approved by, Buyer.
Section7.10Purchased Assets Acquired from Transferors. With respect to each Purchased Asset purchased by or transferred to Seller or an Affiliate of Seller from a Transferor, (a) such Purchased Asset was acquired and transferred pursuant to a Purchase Agreement to Seller and to an Affiliate of Seller, if applicable, (b) such Transferor received reasonably equivalent value in consideration for the transfer of such Purchased Asset, (c) no such transfer was made for or on account of an antecedent debt owed by such Transferor to Seller or an Affiliate of Seller, (d) no such transfer is or may be voidable or subject to avoidance under the Bankruptcy Code, (e) if Seller acquired the Purchased Asset from an Affiliate, Seller shall have delivered to Buyer on or before the related Purchase Date (i) an opinion of counsel regarding the true sale of the purchase of such Asset by Seller and, if such Asset was acquired by Seller’s Affiliate from another Affiliate, the true sale of the purchase of the Asset by the Affiliate of Seller from the Transferor Affiliate, which opinions shall be in form and substance satisfactory to Buyer or (ii) a residual pledge agreement from any affiliate Transferor pledging any residual interest in the Purchased Assets, provided, however, if a proposed Asset was acquired by Seller from a Transferor under a Purchase Agreement that was the subject of a true sale opinion 30previously delivered to and accepted by Buyer, then Seller shall deliver to Buyer an executed Supplemental Conveyance evidencing the transfer of the Asset from such Transferor to Seller pursuant to such Purchase Agreement and a written certification in the form of Exhibit J attached hereto, (f) the representations and warranties made by such Transferor to Seller and/or such Affiliate in such Purchase Agreements are hereby incorporated herein mutatis mutandis and are hereby remade by Seller to Buyer on each date as of which they speak in such Purchase Agreement and (g) in the case of transfers including an Affiliate, the Purchase Agreement shall include the grant of a security interest to the assignee and permit the filing of a UCC financing statement in favor of the assignee as secured party. To the extent Seller acquired the Purchased Asset from an Affiliate and if such Asset was acquired by Seller’s Affiliate from another Affiliate, Seller shall comply with the requirements of Section 6.02(m) and, to the extent Seller and/or an Affiliate of Seller has been granted a security interest in each such Purchased Asset, Seller shall have filed one or more UCC financing statements against the Transferor to perfect such security interest, assigned such financing statements to Buyer, filed such financing statement assignments and delivered copies of all such financing statements and such assignments to Buyer or Custodian.
Section7.11Transfer and Security Interest. The Repurchase Documents constitute a valid and effective transfer to Buyer of all right, title and interest of Seller in, to and under all Purchased Assets, free and clear of any Liens (other than Permitted Liens), subject to the terms of this Agreement. With respect to the protective security interest granted by Seller in Section 11.01, upon the delivery of the Confirmations and the Mortgage Loan Documents to Custodian, the execution and delivery of the Controlled Account Agreement and, if applicable, the Account Control Agreement, and the filing of the UCC financing statements as provided herein, such security interest shall be a valid first priority perfected security interest to the extent

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such security interest can be perfected by possession, filing or control under the UCC, subject only to Permitted Liens. Upon receipt by Custodian of each Mortgage Loan Document required to be endorsed in blank by Seller and payment by Buyer of the Purchase Price for the related Purchased Asset, Buyer shall either own such Purchased Asset and the related Mortgage Loan Documents or have a valid first priority perfected security interest in such Mortgage Loan Documents. The Purchased Assets constitute one or more of the following, as defined in the UCC: a general intangible, instrument, account, investment property, security, deposit account, financial asset, uncertificated security, securities account, securities entitlement and/or chattel paper. Seller has not sold, assigned, pledged, granted a security interest in, encumbered or otherwise conveyed, and is not a party to any agreement to do so, any of the Purchased Assets to any Person other than pursuant to the Repurchase Documents. Seller has not authorized the filing of and is not aware of any UCC financing statements filed against Seller as debtor that include the Purchased Assets, other than any financing statement that has been terminated or filed pursuant to this Agreement.
Section7.12No Broker. Neither Seller nor any other Repurchase Party has dealt with any broker, investment banker, agent or other Person, except for Buyer or an Affiliate of Buyer, who may be entitled to any commission or compensation in connection with any Transaction.
Section7.13Interest Rate Protection Agreements. (a) Seller has entered into all Interest Rate Protection Agreements required under Section 8.09, (b) each such Interest Rate Protection Agreement is in full force and effect, (c) no termination event, default or event of default (however defined) exists thereunder, and (d) Seller has effectively assigned to Buyer all of Seller’s rights (but none of its obligations) under such Interest Rate Protection Agreement.
Section7.14Separateness. Seller is in compliance with the requirements of Article 9.
Section7.15Appraisal. An Appraisal of the related Underlying Mortgaged Property was conducted in connection with the origination of each Asset and such Appraisal satisfied the requirements of FIRREA and was undertaken consistent with the requirements of the Interagency Appraisal and Evaluation Guidelines (2010-12) issued December 2010, as appropriate.
Section7.16Anti-Money Laundering Laws and Anti-Corruption Laws. The operations of each of Seller, and Guarantor are, and have been, conducted at all times in compliance with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws. No litigation, regulatory or administrative proceedings of or before any court, tribunal or agency with respect to any Anti-Money Laundering Laws or Anti-Corruption Laws have been started or (to the best of its knowledge and belief) threatened against each of Seller and Guarantor or to the knowledge of Seller or Guarantor any Affiliates of Seller or Guarantor.
Section7.17Sanctions. None of Seller, Guarantor, any Subsidiaries of Seller or Guarantor nor to the knowledge of Seller or Guarantor, any Affiliates of Seller or Guarantor (a) is a Sanctioned Target, (b) is controlled by or is acting on behalf of a Sanctioned Target, or (c) to the best knowledge of Seller or Guarantor after due inquiry, is under investigation for an alleged breach of Sanctions by a Governmental Authority that enforces Sanctions.

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Section7.18Covered Fund. Seller is not, and is not directly controlled by, a Covered Fund that is in a Covered Fund Relationship.
Section7.19Beneficial Ownership Certification. The information included in each Beneficial Ownership Certification is true and correct in all respects.
ARTICLE 8.

COVENANTS OF SELLER
From the date hereof until the Repurchase Obligations are indefeasibly paid in full and the Repurchase Documents are terminated, Seller shall perform and observe the following covenants, which shall (a) be given independent effect (so that if a particular action or condition is prohibited by any covenant, the fact that it would be permitted by an exception to or be otherwise within the limitations of another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists), and (b) apply to all Subsidiaries of Seller:
Section8.01Existence; Governing Documents; Conduct of Business. Seller shall (a) preserve and maintain its legal existence, (b) qualify and remain qualified in good standing in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect, (c) comply with its Governing Documents, including all special purpose entity provisions, and (d) not modify, amend or terminate its Governing Documents in any material respect without Buyer’s prior written consent. Seller shall (a) continue to engage in the same (and no other) general lines of business as presently conducted by it, (b) maintain and preserve all of its material rights, privileges, licenses and franchises necessary for the operation of its business, and (c) maintain Seller’s status as a qualified transferee, qualified institutional lender or qualified lender (however defined) under the Mortgage Loan Documents, if applicable. Seller shall not (a) change its name, organizational number, tax identification number, fiscal year, method of accounting, identity, structure or jurisdiction of organization (or have more than one such jurisdiction), move the location of its principal place of business and chief executive office (as defined in the UCC) from the location referred to in Section 7.01, without delivery of notice to Buyer, or (b) except as permitted by the terms of the Custodial Agreement, move, or affirmatively consent to Custodian moving, the Mortgage Loan Documents from the location thereof on the Closing Date, unless in each case Seller has given at least thirty (30) days prior notice to Buyer and has taken all actions required under the UCC to continue the first priority perfected security interest of Buyer in the Purchased Assets. Seller shall enter into each Transaction as principal, unless Buyer agrees before a Transaction that Seller may enter into such Transaction as agent for a principal and under terms and conditions disclosed to Buyer.
Section8.02Compliance with Laws, Contractual Obligations and Repurchase Documents. Seller shall comply in all material respects with all Requirements of Law, including those relating to any Purchased Asset, and to the reporting and payment of taxes. No part of the proceeds of any Transaction shall be used for any purpose that violates Regulation T, U or X of the Board of Governors of the Federal Reserve System. Seller shall maintain the Custodial Agreement and Controlled Account Agreement in full force and effect.

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Section8.03Protection of Buyer’s Interest in Purchased Assets. With respect to each Purchased Asset, Seller shall take all action necessary or required by the Repurchase Documents, Mortgage Loan Documents or Requirements of Law, or requested by Buyer, to perfect, protect and more fully evidence the security interest granted in the Purchase Agreements and Buyer’s ownership of and first priority perfected security interest in the Purchased Assets and related Mortgage Loan Documents, including executing or causing to be executed (a) such other instruments or notices as may be necessary or appropriate and filing and maintaining effective UCC financing statements, continuation statements and assignments and amendments thereto, and (b) all documents necessary to both collaterally and absolutely and unconditionally assign all rights (but none of the obligations) of Seller under each Purchase Agreement, in each case, as additional collateral security for the payment and performance of each of the Repurchase Obligations. Seller (or Servicer, on Seller’s behalf) shall use commercially reasonable efforts to enforce its rights pursuant to the Mortgage Loan Documents to cause the Underlying Obligors to perform their obligations under the Mortgage Loan Documents. Seller shall (a) not assign, sell, transfer, pledge, hypothecate, grant, create, incur, assume or suffer or permit to exist any security interest in or Lien (other than Permitted Liens) on any Purchased Asset to or in favor of any Person other than Buyer, (b) defend such Purchased Asset against, and take such action as is necessary to remove, any such Lien (other than a Permitted Lien), and (c) defend the right, title and interest of Buyer in and to all Purchased Assets against the claims and demands of all Persons whomsoever. Notwithstanding the foregoing, (i) if Seller grants a Lien on any Purchased Asset in violation of this Section 8.03 or any other Repurchase Document, Seller shall be deemed to have simultaneously granted an equal and ratable Lien on such Purchased Asset in favor of Buyer to the extent such Lien has not already been granted to Buyer; provided, that such equal and ratable Lien shall not cure any resulting Event of Default, and (ii) to the extent any additional limited liability company is formed by a Division of Seller (and without prejudice to Sections 8.01 and 9.01 hereof), Seller shall cause any such Division LLC to assign, pledge and grant to Buyer, for no additional consideration, all of its assets, and shall cause any owner of each such Division LLC to pledge all of the Equity Interests and any rights in connection therewith of each such Division LLC to Buyer, for no additional consideration, in support of all Repurchase Obligations in the same manner and to the same extent as the assignment, pledge and grant by Seller of all of Seller’s Assets hereunder, and in the same manner and to the same extent as the pledge by Pledgor of all of Pledgor’s right, title and interest in all of the Equity Interests of Seller and any rights in connection therewith, in each case pursuant to the Pledge and Security Agreement. Seller shall not materially amend, modify, waive or terminate any provision of any Purchase Agreement relating to any Purchased Asset without the consent of Buyer. Seller shall not, or permit Servicer to, (i) extend, amend, waive, terminate, rescind, cancel, release or otherwise modify (x) the material terms of or (y) any collateral, guaranty or indemnity for, or (ii) exercise any material right or remedy of a holder (including all lending, corporate and voting rights, remedies, consents, approvals and waivers) of, any Purchased Asset or Mortgage Loan Document except as otherwise provided in Article 17. Seller shall not take any action to cause any Purchased Asset that is not evidenced by an instrument or chattel paper (as defined in the UCC) to be so evidenced. If a Purchased Asset becomes evidenced by an instrument or chattel paper, the same shall be immediately delivered to Custodian on behalf of Buyer, together with endorsements required by Buyer.

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Section8.04Actions of Seller Relating to Distributions, Indebtedness, Guarantee Obligations, Contractual Obligations and Liens. Seller shall not declare or make any payment on account of, or set apart assets for, a sinking or similar fund for the purchase, redemption, defeasance, retirement or other acquisition of any Equity Interest of Seller, Guarantor or any Affiliate of Seller or Guarantor, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller, Guarantor or any Affiliate of Seller or Guarantor; provided, that Seller may declare and pay dividends in accordance with its Governing Documents if no Default or Event of Default exists or would exist as a result thereof. Seller shall not contract, create, incur, assume or permit to exist any Indebtedness, Guarantee Obligations, Contractual Obligations or Investments, except, in the case of Indebtedness, Contractual Obligations or Investments only, to the extent (a) arising or existing under the Repurchase Documents, (b) incurred after the Closing Date to originate or acquire Assets or to provide funding with respect to Assets, (c) trade payables incurred the ordinary course of its business of originating, acquiring, owning, financing and disposing of Assets which are either (x) no more than ninety (90) days past due or, (y) to the extent any trade payables are more than ninety (90) days past due, such trade payables (I) do not exceed $300,000 in the aggregate, (II) are being contested in good faith and (III) for which adequate reserves are maintained, and (d) related to Interest Rate Protection Agreements to the extent required by Section 8.09 or entered into in order to manage risks related to Assets. Seller shall not (A) contract, create, incur, assume, grant or permit to exist any Lien on or with respect to any of its property or assets (including the Purchased Assets and any other collateral pledged under the Repurchase Documents) of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens, or (B) except as provided in the preceding clause (a), grant, allow or enter into any agreement or arrangement with any Person (other than Buyer) that prohibits or restricts or purports to prohibit or restrict the granting of any Lien on any of the foregoing. Seller shall provide Buyer with written notice of any material amendments or modifications to Seller’s forms of Mortgage Loan Documents that were previously approved by Buyer under Section 6.02.
Section8.05Financial Covenants.
(a)Seller and Guarantor, as applicable, from and after the date hereof until the termination of the CIM Affiliated Facility, shall comply with the financial covenants set forth in Section 7.11 of the CIM Affiliated Facility for each Test Period.
(b)From and after the termination of the CIM Affiliated Facility, Seller and Guarantor, as applicable, shall comply with the following Financial Covenants for each Test Period:
(i)Minimum Cash Liquidity: Unencumber Liquidity shall, at all times, not be less than the Required Liquidity Amount.
(ii)Minimum Tangible Net Worth: Tangible Net Worth for Guarantor and its Consolidated Subsidiaries that shall not be less than the sum of (i) One Billion Dollars ($1,000,000,000) plus (ii) an amount equal to seventy-five percent (75.0%) of the aggregate increases in shareholders’ equity of the Consolidated

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Subsidiaries of Guarantor occurring following the Closing Date by reason of the issuance and sale of Equity Interests of the Consolidated Subsidiaries of Guarantor (other than issuances to any Affiliate of Guarantor), including upon any conversion of debt securities of any member of the Consolidated Subsidiaries of Guarantor into such Equity Interests (the “Increase Amount”), minus (iii) the aggregate amount of any redemption, retirement, surrender, defeasance, repurchase, purchase or similar transaction or acquisition for value on account of any Equity Interests in any member of the Consolidated Subsidiaries of Guarantor following the Closing Date, provided that such aggregate amount does not exceed the Increase Amount.
(iii)Maximum Leverage Ratio: The ratio of Total Indebtedness to its Total Equity may not exceed 4.00 to 1.00.
(iv)Minimum EBITDA/Net Interest Expense: The ratio of (i) EBITDA for Guarantor and its Consolidated Subsidiaries the period of twelve (12) consecutive months ended on the last day of the applicable fiscal quarter to (ii) Interest Expense for Guarantor and its Consolidated Subsidiaries such period shall not be less than 1.40 to 1.00.
(c)At all times, Seller shall have no Indebtedness, Guarantee Obligations, Contractual Obligations or Contingent Liabilities except as permitted by Section 8.04.
(d)If Guarantor or any of its Subsidiaries has or incurs additional Indebtedness, or, on or after the Closing Date, amends, or permits any of its Subsidiaries to amend, the documentation for any such Indebtedness, so as to either (i) require or incorporate additional financial covenants on Seller and/or Guarantor (beyond those set forth in this Section 8.05), or (ii) amend covenants of the type set forth in this Section 8.05 in such a way as to make any such covenant more restrictive than provided for herein, Seller and Guarantor shall promptly (but in no event later than three (3) Business Days thereafter) notify Buyer of such occurrence and such revised and/or additional financial covenants shall automatically be incorporated by reference into this Agreement without the need for further action by any party whatsoever (provided, however, Buyer may require that Seller amend this Agreement to reflect such changes and the other Repurchase Parties shall consent thereto). Thereafter, Buyer shall have a separate and independent right to enforce such revised and/or additional covenants. If such Indebtedness is repaid in full or the documentation of such Indebtedness terminates and is no longer binding upon Guarantor or any of its Subsidiaries, then Guarantor may deliver a notice to Buyer with evidence satisfactory to Buyer to confirm that such Indebtedness has been repaid in full or otherwise terminated and may request that Buyer confirm that such additional financial covenants previously incorporated into this Agreement no longer apply to this Agreement and such financial covenants shall revert back to the financial covenants set forth in this Agreement prior to the Indebtedness that has been repaid in full or otherwise terminated.

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Section8.06Delivery of Income. Seller shall, pursuant to Irrevocable Redirection Notices, direct the Underlying Obligors and all other applicable Persons (including any bank or financial institution holding any Income under the terms of the Mortgage Loan Documents) to deposit all Income payable to Seller as lender or holder under the terms of the Mortgage Loan Documents for the Purchased Assets into the General Servicing Account or the Servicer Account (or, to the extent specified in Section 8.09 or as otherwise expressly provided in the Repurchase Documents, the Waterfall Account) on the day the related payments are due, payable or required or permitted to be disbursed under the terms of the related Mortgage Loan Documents. In no event shall Seller or Servicer direct any Underlying Obligor with respect to a Purchased Asset to direct funds to any account other than the General Servicing Account or the Servicer Account (or, to the extent specified in Section 8.09 or as otherwise expressly provided in the Repurchase Documents, the Waterfall Account). To the extent Seller or any Affiliate of Seller (other than Servicer) receives any Income directly, Seller or such Affiliate shall hold such Income in trust for Buyer, segregated from other funds of Seller and its Affiliates, until delivered to the Servicer Account (or, in the case of Interest Rate Protection Agreements entered into by Seller, the Waterfall Account) in accordance with the terms hereof. Seller shall deposit, or cause to be deposited, such amounts into the Servicer Account (or, in the case of Interest Rate Protection Agreements entered into by Seller, the Waterfall Account) within two (2) Business Days of receipt thereof. Seller shall cause Servicer to deposit all Income received by Servicer (or any Affiliate Servicer) in respect of the Purchased Assets directly into the General Servicing Account within one (1) Business Day of the receipt thereof. Seller shall also cause Servicer to remit all Income (other than, if Wells is acting as Servicer, the amounts permitted to be retained by Wells under the terms of the Servicing Agreement) in the General Servicing Account to the Servicer Account within one (1) Business Day of the deposit or required deposit of funds into the General Servicing Account and then to remit from the Servicer Account to the Waterfall Account within two (2) Business Days of the deposit or required deposit of such funds into the Servicer Account (provided that, if Wells is acting as Servicer, then Wells shall be permitted to remit such amounts to the Waterfall Account on a monthly basis on the date set forth in the Servicing Agreement for remittance of funds). Seller shall (a) comply with and use commercially reasonable efforts to enforce each Irrevocable Redirection Notice, (b) not amend, modify, waive, terminate or revoke any Irrevocable Redirection Notice without Buyer’s prior written consent, (c) take all reasonable steps to enforce each Irrevocable Redirection Notice and (d) obtain such additional executed Irrevocable Redirection Notices as may be required to ensure all Income is directed to the General Servicing Account, the Servicer Account or the Waterfall Account, as applicable. In connection with each Principal Payment or prepayment under a Purchased Asset, Seller shall provide or cause to be provided to Buyer sufficient detail to enable Buyer to identify the Purchased Asset to which such payment applies. If Seller receives any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any Purchased Assets, or otherwise in respect thereof, Seller shall accept the same as Buyer’s agent, hold the same in trust for Buyer and immediately deliver the same to Buyer or its designee in the exact form received, together with duly executed instruments of transfer, stock powers or assignment in blank and such other documentation as Buyer shall reasonably request. Neither Seller nor any Servicer shall deposit or cause to be deposited to the Servicer Account or Waterfall Account cash or cash proceeds other than Income or other payments required to be deposited therein under the Repurchase Documents.

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Section8.07Delivery of Financial Statements and Other Information. Seller shall deliver or cause to be delivered the following to Buyer, as soon as available and in any event within the time periods specified, each in a form acceptable to Buyer in its discretion:
(a)within sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Guarantor, (i) the unaudited balance sheets of Guarantor and its Consolidated Subsidiaries as at the end of such period, (ii) the related unaudited statements of operations, stockholder’s equity, income, retained earnings and cash flows for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures from the previous year, and (iii) a Compliance Certificate;
(b)(i) within ninety (90) days after the end of each fiscal year of Guarantor, (A) the audited balance sheets of Guarantor and its Consolidated Subsidiaries as at the end of such fiscal year and (B) a Compliance Certificate, and (ii) within one-hundred and twenty (120) days after the end of each fiscal year of Guarantor, (A) the related statements of operations, stockholder’s equity, income, retained earnings and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, (B) an opinion thereon of an independent certified public accountant of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said financial statements fairly present the financial condition and results of operations of Guarantor as at the end of and for such fiscal year in accordance with GAAP, (C) while Guarantor is a public company, any certification from such accountants required to be publicly filed or, from and after the time Guarantor is no longer a public company, a certification from such accountants that, in making the examination necessary therefor, no information was obtained of any Default or Event of Default except as specified therein, and (D) projections of Guarantor of the operating budget and cash flow budget of Guarantor for the following fiscal year;
(c)any management letter submitted to Seller or Guarantor by independent certified public accountants in connection with each annual or interim audit of the books and records of Seller or Guarantor made by such accountants relating to internal controls;
(d)with respect to each Purchased Asset and related Underlying Mortgaged Property serviced or sub-serviced by Seller or an Affiliate of Seller: (i) promptly after receipt by Seller, but no less frequently than once per calendar month, a report of the following: delinquency, loss experience, internal risk rating, surveillance, rent roll, occupancy and other property-level information, and (ii) within ten (10) days after receipt or preparation thereof by Seller or any Servicer, remittance, servicing, securitization, exception and other reports, operating and financial statements of Underlying Obligors, and modifications or updates to the items contained in the Underwriting Package;
(e)within five (5) Business Days after the same is sent by Seller, all financial statements, reports, notices and other documents that Seller sends to holders of its Equity Interests; provided, that, if such information is subject to a confidentiality agreement, then Buyer shall agree to keep such information confidential, or makes to or files with

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any Governmental Authority, promptly after the delivery or filing thereof, and, with respect to Guarantor, all material reports, notices and other documents that Guarantor makes to or files with any Governmental Authority, promptly after the delivery or filing thereof;
(f)subject to the Requirements of Law, any other material agreements, correspondence, documents or other information not included in the Underwriting Package which is related to Seller or the Purchased Assets, as soon as possible after the discovery thereof by Seller or any other Repurchase Party; and
(g)such other information regarding the financial condition, operations or business of Seller, Guarantor, any Consolidated Subsidiaries of Guarantor or any Underlying Obligor as Buyer may reasonably request.
Notwithstanding the foregoing, the requirement to deliver financial statements will be satisfied at any such time as such financial statements are publicly posted on the official web site of the Guarantor or appropriately filed with the United States Securities and Exchange Commission, so long as such financial statements are accessible by Buyer.
Section8.08Delivery of Notices. Seller shall promptly notify Buyer of the occurrence of any of the following of which Seller or any other Repurchase Party has Knowledge, together with a certificate of a Responsible Officer of Seller setting forth details of such occurrence and any action Seller, Guarantor or Pledgor has taken or proposes to take with respect thereto:
(a)a Representation Breach other than an Approved Representation Exception;
(b)any of the following: (i) with respect to any Purchased Asset or related Underlying Mortgaged Property: material loss or damage, material licensing or permit issues, violation of Requirements of Law, discharge of or damage from Materials of Environmental Concern in violation of Environmental Laws or any other actual or expected event or change in circumstances that could reasonably be expected to result in a default or material decline in value or cash flow, and (ii) with respect to Seller: violation of Requirements of Law (including but not limited to licensing laws), material decline in the value of Seller’s assets or properties, an Internal Control Event or other event or circumstance that could reasonably be expected to have a Material Adverse Effect;
(c)the existence of any Servicer Event of Default, Default or Event of Default or of any default under or related to a Purchased Asset, Mortgage Loan Document, Purchase Agreement, Irrevocable Redirection Notice or any Indebtedness, Guarantee Obligation or Contractual Obligation of Seller;
(d)the resignation or termination of Servicer (other than Buyer or an Affiliate of Buyer);

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(e)the establishment of a rating by any Rating Agency applicable to Seller, Guarantor or any Affiliate of Seller or Guarantor and any downgrade in or withdrawal of such rating once established; and
(f)the commencement of, settlement of or material judgment in any litigation, action, suit, arbitration, investigation or other legal or arbitrable proceedings before any Governmental Authority that (i) affects Seller or any other Repurchase Party, any Purchased Asset, Underlying Mortgaged Property or the Pledged Collateral, (ii) questions or challenges the validity or enforceability of any Repurchase Document, Transaction, Pledged Collateral, Purchased Asset or Mortgage Loan Document, or (iii) individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect.
Section8.09Hedging. Seller shall employ at its expense a hedging strategy acceptable to Buyer in its discretion; provided, however, (a) for Purchased Assets that are floating rate loans, the hedging strategy may consist of a LIBOR cap put in place by Seller or the Underlying Obligor which is acceptable to Buyer in its discretion and (b) for Purchased Assets that are fixed rate loans, all such hedging transactions shall at all times be with a Hedge Counterparty acceptable to Buyer in its discretion, be fully cash-collateralized and be on terms acceptable to Buyer in its discretion. In the event that an Underlying Obligor enters into any Interest Rate Protection Agreement(s) in connection with any Purchased Asset, Seller shall take such actions as Buyer deems reasonably necessary to perfect the security interest granted in each Interest Rate Protection Agreement pursuant to Section 11.01. Furthermore, in the event that Seller or any Underlying Obligor enters into any Interest Rate Protection Agreement with respect to a Purchased Asset pursuant to the Mortgage Loan Documents, Seller shall use commercially reasonable efforts to cause the Hedge Counterparty to deliver an Irrevocable Redirection Notice (or other direction reasonably satisfactory to Buyer) acknowledging that all regularly scheduled payments and termination payments due from the Hedge Counterparty with respect to such Interest Rate Protection Agreement should be made to the Waterfall Account.
Section8.10Pledge and Security Agreement. Seller shall not take any direct or indirect action inconsistent with the Pledge and Security Agreement or the security interest granted thereunder to Buyer in the Pledged Collateral. Seller shall not permit any additional Persons to acquire Equity Interests in Seller other than the Equity Interests owned by Pledgor and pledged to Buyer on the Closing Date, and Seller shall not permit any sales, assignments, pledges or transfers of the Equity Interests in Seller other than to Buyer.
Section8.11Anti-Corruption Laws and Anti-Money Laundering Laws.
(a)The proceeds of any Transaction shall not be used, directly or indirectly, for any purpose which would breach any applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.
(b)Seller and Guarantor shall (i) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions; and (ii)

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maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.
(c)The repurchase of any Purchased Asset or any other payment due to Buyer under this Agreement or any other Repurchase Document shall not be funded, directly or indirectly, with proceeds derived from a transaction that would be prohibited by Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions, or in any manner that would cause Seller or Guarantor, or to the knowledge of Seller or Guarantor, any Affiliate of Seller or Guarantor to be in breach of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions.
(d)With respect to the Purchased Assets that were originated by Seller, Seller has conducted the customer identification and customer due diligence required in connection with the origination of each Purchased Asset for purposes of complying with all Anti-Money Laundering Laws and will maintain sufficient information to identify each such customer for purposes of such Anti-Money Laundering Laws.
Section8.12Compliance with Sanctions. The proceeds of any Transaction hereunder will not, directly or indirectly, be used to lend, contribute, or otherwise made available: (a) to fund any activities or business of or with a Sanctioned Target, or (b) be used in any manner that would be prohibited by Sanctions or would otherwise cause Buyer to be in breach of any Sanctions. Seller or Guarantor shall notify the Buyer in writing not more than three (3) Business Days after becoming aware of any breach of Section 7.17 or this Section 8.12.
Section8.13Covered Fund. Neither Seller nor any Covered Fund that directly controls Seller shall enter into a Covered Fund Relationship during the term of the Facility.
Section8.14Beneficial Ownership. If requested by Buyer, Seller shall provide a Beneficial Ownership Certification to the extent that Seller is a “legal entity customer” under the Beneficial Ownership Regulation, Seller shall promptly give notice to Buyer of any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and shall promptly deliver an updated Beneficial Ownership Certification to Buyer.
ARTICLE 9.

SINGLE-PURPOSE ENTITY
Section9.01Covenants Applicable to Seller. Seller shall (a) own no assets other than the assets specifically contemplated by this Agreement and any other Repurchase Document or as necessary or incidental to Seller’s performance under this Agreement and any other Repurchase Document and cash and any applicable hedging transactions, (b) not engage in any business unrelated to the origination, acquisition, ownership and sale of Assets, (c) except as permitted by Section 8.04, not incur any Indebtedness, Contractual Obligation, Guarantee Obligation or other obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) arising or existing under the Repurchase Documents, (ii) with respect to the Mortgage Loan Documents and the Retained Interests,

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(iii) commitments to make loans which may become Purchased Assets, (iv) trade payables incurred in the ordinary course of its business of acquiring, owning, financing and disposing of Assets which are either (x) no more than ninety (90) days past due or, (y) to the extent any trade payables are more than ninety (90) days past due, such trade payables (A) do not exceed $300,000 in the aggregate, (B) are being contested in good faith and (C) for which adequate reserves are maintained, and (v) as otherwise permitted under this Agreement, (d) not make any loans or advances to any Affiliate or third-party and shall not acquire obligations or securities of its Affiliates, in each case other than in connection with the origination or acquisition of Assets for purchase under the Repurchase Documents, (e) pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets, (f) comply in all material respects with the provisions of its Governing Documents, (g) do all things reasonably necessary to observe organizational formalities and to preserve its existence, (h) not amend, modify, waive provisions of or otherwise change its Governing Documents in any material respect without Buyer’s prior written consent, (i) maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates (except that such financial statements may be consolidated to the extent consolidation is permitted under GAAP or sound accounting principles, consistently applied, or as a matter of Requirements of Law (provided, that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Seller from such Affiliate and to indicate that Seller’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (ii) such assets shall also be listed on Seller’s own separate balance sheet) and file its own tax returns (except to the extent consolidation is required or permitted under Requirements of Law)), (j) hold itself at all times out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), correct any known misunderstanding regarding its status as a separate entity, conduct business in its own name, and not identify itself or any of its Affiliates as a division of the other, (k) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, (l) not engage in or suffer any Change of Control (without the prior written consent of Buyer), dissolution, winding up, liquidation, consolidation or merger in whole or in part, or convey or transfer all or substantially all of its properties and assets to any Person (except as contemplated herein), (m) not commingle its funds or other assets with those of any Affiliate or any other Person, (n) maintain its properties and assets in such a manner that it would not be costly or difficult to identify, segregate or ascertain its properties and assets from those of others, (o) maintain its properties, assets and accounts separate from those of any Affiliate or any other Person, (p) not adopt, file, or effect a Division, (q) not hold itself out to be responsible for the debts or obligations of any other Person, (r)  be a single-member Delaware limited liability company and wholly-owned by Pledgor, (s) not, without the prior unanimous written consent of all of its Independent Directors or Independent Managers, take any Insolvency Action, (t) (i) have at all times at least one (1) Independent Director or Independent Manager and (ii) provide Buyer with up to date contact information for each such Independent Director or Independent Manager (as set forth on Annex 3 as of the Closing Date) and a copy of the agreement pursuant to which such Independent Director or Independent Manager consents to and serves as an “Independent Director” or “Independent Manager” for Seller, (u) have Governing Documents that provide (i) Buyer be given at least five (5) Business Days prior notice of the removal and/or replacement of any Independent Director or Independent Manager, together with the name and

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contact information of the replacement Independent Director or Independent Manager and evidence of the replacement’s satisfaction of the definition of Independent Director or Independent Manager, (ii) that, to the fullest extent permitted by Requirements of Law, and notwithstanding any duty otherwise existing at law or in equity, any Independent Director or Independent Manager shall consider only the interests of Seller, including its respective creditors, in acting or otherwise voting on the Insolvency Action and (iii) that, except for duties to Seller as set forth in the immediately preceding clause (t)(ii) (including duties to the holders of the Equity Interests in Seller or Seller’s respective creditors solely to the extent of their respective economic interests in Seller, but excluding (x) all other interests of the holders of the Equity Interests in Seller, (y) the interests of other Affiliates of Seller, and (z) the interests of any group of Affiliates of which Seller is a part), the Independent Directors or Independent Managers shall not have any fiduciary duties to the holders of the Equity Interests in Seller, any officer or any other Person bound by the Governing Documents (provided, that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing), (v) have either (A) a member which owns no economic interest in the company, has signed the company’s limited liability company agreement and has no obligation to make capital contributions to the company, or (B) one Person that is not a member of the company, that has signed its limited liability company agreement and that, under the terms of such limited liability company agreement becomes a member of the company immediately prior to the resignation or dissolution of the last remaining member of the company, (w) not enter into any transaction with an Affiliate of Seller except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s length transaction, (x) to the extent Seller uses any stationary, invoices or checks, use separate letterhead, invoices and checks bearing its own name, (y) allocate fairly and reasonably any overhead for shared office space and for services performed by an employee of an Affiliate, (z) not pledge its assets to secure the obligations of any other Person, and (aa) not form, acquire or hold any Subsidiary or own any Equity Interest in any other entity.
ARTICLE 10.

EVENTS OF DEFAULT AND REMEDIES
Section10.01    Events of Default. Each of the following events shall be an “Event of Default”:
(a)(i) Seller fails to make a payment of (y) Repurchase Price (other than Price Differential) or satisfy any Margin Call, when due, whether by acceleration or otherwise, (z) Price Differential within one (1) Business Day of when due or (ii) Seller or any other Repurchase Party fails to make a payment of any other amount within two (2) Business Days of when due, in each case, under the Repurchase Documents;
(b)Seller or any other Repurchase Party fails to observe or perform in any material respect any covenant, duty, obligation or agreement of or term or condition applicable to such Person under the Repurchase Documents or the Mortgage Loan Documents to which such Person is a party, and (except in the case of a failure to perform or observe the Repurchase Obligations of Seller under Section 8.03 and 18.08(a)) such failure continues unremedied for five (5) Business Days after the earlier of delivery of

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notice thereof from Buyer or the discovery of such failure by the applicable Person; provided, that, if such failure is susceptible to cure but cannot reasonably be cured within such initial cure period and Seller shall have commenced to cure such failure within such initial cure period and thereafter diligently and expeditiously proceeds to cure the same, the initial cure period shall be extended by such amount of time as is reasonably necessary for Seller to cure such failure, but in no event to exceed thirty (30) calendar days total (inclusive of the initial cure period);
(c)any Representation Breach by Seller or any other Repurchase Party (other than an Approved Representation Exception or a Representation Breach with respect to a Purchased Asset (including, without limitation, as set forth in Section 7.10(f))) exists and continues unremedied for ten (10) Business Days after the earlier of receipt of notice thereof from Buyer or the discovery of such failure by the applicable Person;
(d)Seller or any other Repurchase Party defaults beyond any applicable grace period in paying any amount or performing any obligation under any Indebtedness, Guarantee Obligation or Contractual Obligation with an outstanding amount of at least $100,000, with respect to Seller, and the Threshold Amount with respect to Indebtedness of any Repurchase Party other than Seller, and the effect of such default is to permit the acceleration thereof (regardless of whether such default is waived or such acceleration occurs);
(e)Seller or any other Repurchase Party defaults beyond any applicable grace period in paying any amount or performing any obligation due to Buyer or any Affiliate of Buyer under any other financing, Derivatives Contract, security or other agreement (other than under this Agreement) between Seller or any other Repurchase Party, on the one hand, and Buyer or any Affiliate of Buyer, on the other;
(f)an Insolvency Event occurs with respect to Seller or any other Repurchase Party;
(g)a Change of Control occurs with respect to Seller or any other Repurchase Party which has not been consented to by Buyer;
(h)a final, non-appealable judgment or judgments for the payment of money in excess of $100,000, with respect to Seller, and, in all other cases, the Threshold Amount, in the aggregate is entered against Seller or any other Repurchase Party by one or more Governmental Authorities and the same is not satisfied, discharged (or provision has not been made for such discharge) or bonded, or a stay of execution thereof has not been procured, within thirty (30) days from the date of entry thereof;
(i)a Governmental Authority takes any action to (i) condemn, seize or appropriate, or assume custody or control of, all or any substantial part of the property of Seller or any other Repurchase Party, (ii) displace the management of Seller or any other Repurchase Party or curtail its authority in the conduct of the business of Seller or any other Repurchase Party, (iii) terminate the activities of Seller or any other Repurchase Party as contemplated by the Repurchase Documents, or (iv) remove, limit or restrict the

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approval of Seller or any other Repurchase Party as an issuer, buyer or a seller of securities, and, in each case, such action is not discontinued or stayed within thirty (30) days;
(j)Seller or any other Repurchase Party makes a public disclosure or otherwise admits in writing that it is not Solvent or is not able or not willing to perform any of its obligations under the Repurchase Documents, Contractual Obligations, Guarantee Obligations, Capital Lease Obligations or Off-Balance Sheet Obligations;
(k)any provision of the Repurchase Documents, any right or remedy of Buyer or obligation, covenant, agreement or duty of Seller or any other Repurchase Party thereunder, or any Lien, security interest or control granted under or in connection with the Repurchase Documents, the Purchased Assets or the Pledged Collateral terminates, is declared null and void, ceases to be valid and effective, ceases to be the legal, valid, binding and enforceable obligation of Seller, any other Repurchase Party or any other Person, or the validity, effectiveness, binding nature or enforceability thereof is contested, challenged, denied or repudiated by Seller, any other Repurchase Party or any other Person, in each case directly, indirectly, in whole or in part;
(l)Buyer ceases for any reason (other than the failure of Custodian to hold the Mortgage Loan Documents in accordance with the terms of the Custodial Agreement and Requirements of Law) to have a valid and perfected first priority security interest in any Purchased Asset or any Pledged Collateral;
(m)Seller or any other Repurchase Party is required to register as an “investment company” (as defined in the Investment Company Act) or the arrangements contemplated by the Repurchase Documents shall require registration of Seller or Guarantor as an “investment company”;
(n)Seller or any other Repurchase Party engages in any conduct or action where Buyer’s prior consent is required by any Repurchase Document and Seller or any applicable Repurchase Party fails to obtain such consent;
(o)Seller, Servicer (other than Wells acting as Servicer) or any Affiliate of Seller fails to deposit all Income and other amounts actually received into the General Servicing Account, Servicer Account or Waterfall Account, as applicable, as required by Sections 8.06 and 8.09 and other provisions of this Agreement within the time period such funds are required to be deposited under Sections 8.06 and 8.09 and other provisions of this Agreement;
(p)Guarantor’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein are qualified or limited by reference to the status of Guarantor, Seller or Pledgor as a “going concern” or a reference of similar import, other than a qualification or limitation expressly related to Buyer’s rights in the Purchased Assets;
(q)[Reserved];

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(r)(i) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan unless a prohibited transaction exemption is available therefor or the liability therefor is not material to the Plan, (ii) a failure to satisfy the “minimum funding standard” or “an unpaid minimum required contribution” as defined in the Code or ERISA, whether or not waived, has occurred with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of Seller, any other Repurchase Party or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Buyer, likely to result in the termination of such Plan for purposes of Title IV of ERISA, unless no material liability to Seller, any other Repurchase Party or any Commonly Controlled Entity results, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA unless a prohibited transaction exemption is available therefor or the liability therefor is not material to the Plan, (v) Seller, any other Repurchase Party, any of their Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of Buyer is likely to, incur any material liability in connection with a withdrawal from, or the insolvency or reorganization of, any Multiemployer Plan, (vi) any other similar event or condition shall occur or exist with respect to a Plan which results in the incurrence of material liability by Seller, any other Repurchase Party, any of their Subsidiaries or any Commonly Controlled Entity or (vii) any ERISA Event occurs which results in the incurrence of material liability by Seller, any other Repurchase Party, any of their Subsidiaries or any Commonly Controlled Entity;
(s)[Reserved];
(t)any Financial Covenant is not satisfied;
(u)if the Servicer is Seller or an Affiliate of Seller, the occurrence of any Servicer Event of Default;
(v)the occurrence of any other Event of Default as set forth in this Agreement or any other Repurchase Document; or
(w)Seller adopts, files, or effects a Division.
Section 10.02    Remedies of Buyer as Owner of the Purchased Assets. If an Event of Default (other than an Event of Default under Section 10.01(f)) exists, Buyer shall give Seller notice of such Event of Default. At the option of Buyer, exercised by notice to Seller (which notice, for the avoidance of doubt, is not required with respect to an Event of Default under Section 10.01(f) and which option shall be deemed to be exercised, even if no notice is given, automatically and immediately upon the occurrence of an Event of Default under Section 10.01(f)), the Repurchase Date for all Purchased Assets shall be deemed automatically and immediately to occur (the date on which such option is exercised or deemed to be exercised,

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the “Accelerated Repurchase Date”). If Buyer exercises or is deemed to have exercised the foregoing option:
(a)All Repurchase Obligations shall become immediately due and payable on and as of the Accelerated Repurchase Date.
(b)All amounts in the Waterfall Account and Servicer Account, including any subaccounts of any of the foregoing, all Income paid after the Accelerated Repurchase Date and all escrows, reserves and similar accounts related to Purchased Assets (which escrows, reserves and other accounts, to the extent not already held by or within the control of Buyer, shall be turned over to Buyer immediately) shall be retained by Buyer and applied in accordance with Article 5 (subject, in the case of escrows, reserves and similar accounts, to the applicable terms of the related Mortgage Loan Documents).
(c)To the extent not already completed and recorded, Buyer may complete any assignments, allonges, endorsements, powers or other documents or instruments executed in blank and otherwise obtain physical possession of all Mortgage Loan Documents and other instruments, certificates and documents then held by Custodian under the Custodial Agreement. Buyer may obtain physical possession of all Servicing Files, Servicing Agreements and other files and records of Seller or Servicer. Seller shall deliver to Buyer such assignments and other documents with respect thereto as Buyer shall request.
(d)Buyer may immediately, at any time, and from time to time, exercise either of the following remedies with respect to any or all of the Purchased Assets: (i) sell such Purchased Assets on a servicing-released basis and/or without providing any representations and warranties on an “as-is where is” basis in a recognized market and by means of a public or private sale at such price or prices as Buyer accepts, and apply the net proceeds thereof in accordance with Article 5, or (ii) retain such Purchased Assets and give Seller credit against the Repurchase Price for such Purchased Assets (or if the amount of such credit exceeds the Repurchase Price for such Purchased Assets, to credit against Repurchase Obligations due and any other amounts then owing to Buyer by any other Person pursuant to any Repurchase Document, in such order and in such amounts as determined by Buyer), in an amount equal to the Market Value of such Purchased Assets. Until such time as Buyer exercises either such remedy with respect to a Purchased Asset, Buyer may hold such Purchased Asset for its own account and retain all Income with respect thereto and apply such Income in accordance with Article 5.
(e)The Parties agree that the Purchased Assets are of such a nature that they may decline rapidly in value, and may not have a ready or liquid market. Accordingly, Buyer shall not be required to sell more than one Purchased Asset on a particular Business Day, to the same purchaser or in the same manner. Buyer may determine whether, when and in what manner a Purchased Asset shall be sold, it being agreed that both a good faith public and a good faith private sale shall be deemed to be commercially reasonable. Buyer shall not be required to give notice to Seller or any other Person prior

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to exercising any remedy in respect of an Event of Default. If no prior notice is given, Buyer shall give notice to Seller of the remedies exercised by Buyer promptly thereafter.
(f)Seller shall be liable to Buyer for (i) any amount by which the Repurchase Obligations due to Buyer exceed the aggregate of the net proceeds and credits referred to in the preceding clause (d), (ii) the amount of all actual out-of-pocket expenses, including reasonable legal fees and expenses, actually incurred by Buyer in connection with or as a consequence of an Event of Default, (iii) any costs and losses payable under Section 12.03, and (iv) any other actual loss, damage, cost or expense resulting from the occurrence of an Event of Default.
(g)Buyer shall be entitled to an injunction, an order of specific performance or other equitable relief to compel Seller to fulfill any of its obligations as set forth in the Repurchase Documents, including this Article 10, if Seller fails or refuses to perform its obligations as set forth herein or therein.
(h)Seller hereby appoints Buyer as attorney-in-fact of Seller for purposes of carrying out the Buyer’s rights and remedies under the Repurchase Documents after the occurrence and during the continuance of an Event of Default, including executing, endorsing and recording any instruments or documents and taking any other actions that Buyer deems necessary or advisable to accomplish such purposes, which appointment is coupled with an interest and is irrevocable.
(i)Buyer may, without prior notice to Seller, exercise any or all of its set-off rights including those set forth in Section 18.17 and in any other Repurchase Document. This Section 10.02(i) shall be without prejudice and in addition to any right of set-off, combination of accounts, Lien or other rights to which Buyer is at any time otherwise entitled.
(j)In addition to all other rights and remedies available to Buyer under the Repurchase Documents and Requirements of Law, Buyer shall have the right to terminate all Transactions and this Agreement after the occurrence and during the continuance of an Event of Default.
(k)All rights and remedies of Buyer under the Repurchase Documents, including those set forth in Section 18.17, are cumulative and not exclusive of any other rights or remedies that Buyer may have and may be exercised at any time when an Event of Default exists. Such rights and remedies may be enforced without prior judicial process or hearing. Seller agrees that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s-length. Seller hereby expressly waives any defenses Seller might have to require Buyer to enforce its rights by judicial process or otherwise arising from the use of nonjudicial process, disposition of any or all of the Purchased Assets, or any other election of remedies.

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ARTICLE 11.

SECURITY INTEREST
Section 11.01    Grant. Buyer and Seller intend that all Transactions shall be sales to Buyer of the Purchased Assets and not loans from Buyer to Seller secured by the Purchased Assets. However, to preserve and protect Buyer’s rights with respect to the Purchased Assets and under the Repurchase Documents if any Governmental Authority recharacterizes any Transaction with respect to a Purchased Asset as other than a sale, and as security for Seller’s performance of the Repurchase Obligations, Seller hereby grants to Buyer a present Lien on and security interest in all of the right, title and interest of Seller in, to and under (i) the Purchased Assets (which for this purpose shall be deemed to include the items described in the proviso in the definition thereof), and (ii) the transfer of the Purchased Assets to Buyer shall be deemed to constitute and confirm such grant, to secure the payment and performance of the Repurchase Obligations (including the obligation of Seller to pay the Repurchase Price, or if the related Transaction is recharacterized as a loan, to repay such loan for the Repurchase Price). Seller hereby grants to Buyer a present Lien on and security interest in all right, title and interest of Seller in, to and under the Waterfall Account and the Servicer Account and all amounts on deposit in the foregoing accounts to secure the payment and performance of the Repurchase Obligations.
Section 11.02    Effect of Grant. If any circumstance described in Section 11.01 occurs, (a) this Agreement shall also be deemed to be a security agreement as defined in the UCC, (b) Buyer shall have all of the rights and remedies provided to a secured party by Requirements of Law (including the rights and remedies of a secured party under the UCC and the right to set off any mutual debt and claim) and under any other agreement between Buyer and Seller, (c) without limiting the generality of the foregoing, Buyer shall be entitled to set off the proceeds of the liquidation of the Purchased Assets against all of the Repurchase Obligations, without prejudice to Buyer’s right to recover any deficiency, (d) the possession by Buyer or any of its agents, including Custodian, of the Mortgage Loan Documents, the Purchased Assets and such other items of property as constitute instruments, money, negotiable documents, securities or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting such security interest under the UCC and Requirements of Law, and (e) notifications to Persons (other than Buyer) holding such property, and acknowledgments, receipts or confirmations from Persons (other than Buyer) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of the secured party for the purpose of perfecting such security interest under the UCC and Requirements of Law. The assignment, pledge and grant of the security interest contained herein shall be, and Seller hereby represents and warrants to Buyer that it is, a first priority perfected security interest. Seller hereby authorizes Buyer to file a UCC financing statement against Seller that describes the collateral as “all assets of debtor, whether now owned or hereafter acquired” or other words of similar import. For the avoidance of doubt, (x) each Purchased Asset secures the Repurchase Obligations of Seller with respect to all other Transactions and all other Purchased Assets, including any Purchased Assets that are junior in priority to the Purchased Asset in question, and (y) if an Event of Default exists, no Purchased Asset will be released from Buyer’s

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Lien or transferred to Seller until the Repurchase Obligations are indefeasibly paid in full. Notwithstanding the foregoing, the Repurchase Obligations shall be full recourse to Seller.
Section 11.03    Seller to Remain Liable. The grant of a security interest under this Article 11 shall not constitute or result in the creation or assumption by Buyer of any Retained Interest or other obligation of Seller or any other Person in connection with any Purchased Asset, whether or not Buyer exercises any right with respect thereto. Seller shall remain liable under the Purchased Assets and Mortgage Loan Documents to perform all of Seller’s duties and obligations thereunder to the same extent as if the Repurchase Documents had not been executed.
Section 11.04    Waiver of Certain Laws. Seller agrees, to the extent permitted by Requirements of Law, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Purchased Assets may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Purchased Assets, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Seller, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws and any and all right to have any of the properties or assets constituting the Purchased Assets marshaled upon any such sale, and agrees that Buyer or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Purchased Assets as an entirety or in such parcels as Buyer or such court may determine.
ARTICLE 12.

BENCHMARK REPLACEMENT; INCREASED COSTS; CAPITAL ADEQUACY
Section 12.01    Effect of Benchmark Transition Event; Market Disruption .
(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Repurchase Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Repurchase Document in respect of such determination on such date and all determinations on all subsequent dates. If in connection with Section 12.01(a) the Benchmark Replacement is determined in connection with a Benchmark Transition Event, such Benchmark Replacement will become effective as of the Reference Time on the applicable Benchmark Replacement Date without any amendment to, or further action or consent of any other party to, this Agreement or any other Repurchase Document. If in connection with Section 12.01(a) the Benchmark Replacement is determined in connection with an Early Opt-in Election, such Benchmark Replacement will become effective at 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to Seller without any amendment to this Agreement or any other Repurchase Document or further action or

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consent of Seller or any other party to this Agreement or any other Repurchase Document.
(b)    Benchmark Replacement Conforming Changes. In connection with a Benchmark Replacement, Buyer will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Repurchase Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Seller or any other party to this Agreement or any other Repurchase Document.
(c)    Notices; Standards for Decisions and Determinations. Buyer will promptly notify Seller of (i) any occurrence of a Benchmark Transition Event, or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the removal or reinstatement of any tenor of Term SOFR pursuant to clause (d) below. In exercising its rights and remedies under this Section 12.01, Buyer shall treat Seller in a manner that is substantially similar to the manner it treats other similarly situated sellers in facilities with substantially similar assets. Any determination, decision or election that may be made by Buyer pursuant to this Section 12.01, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Seller or any other party to this Agreement or any other Repurchase Document.
(d)    Market Disruption. Notwithstanding the foregoing, if prior to any Pricing Period, Buyer determines that, by reason of circumstances affecting the relevant market (other than a Benchmark Transition Event or an Early Opt-in Election), adequate and reasonable means do not exist for ascertaining the then-current Benchmark for such Pricing Period, Buyer shall give prompt notice thereof to Seller, whereupon the Benchmark portion of the Pricing Rate for such Pricing Period, and for all subsequent Pricing Periods until such notice has been withdrawn by Buyer, shall be the Benchmark Replacement determined by Buyer pursuant to clause (c) of the definition of “Benchmark Replacement”. For the avoidance of doubt, nothing contained in this Section 12.01 shall be construed to eliminate, replace or otherwise affect the Pricing Margin portion of the Pricing Rate calculation, which Pricing Margin shall continue to apply and be calculated as part of the Pricing Rate regardless of the applicable Benchmark.
(e)    London Interbank Offered Rate Benchmark Transition Event. On March 5, 2021, the ICE Benchmark Administration (the “IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of the IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for (i) 1-week and 2-month London interbank offered rate tenor settings will be December 31, 2021 and (ii) overnight, 1-month, 3-

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month, 6-month and 12-month London interbank offered rate tenor settings will be June 30, 2023. No successor administrator for the IBA was identified in such Announcements. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of Buyer to notify any parties of such Benchmark Transition Event pursuant to clause (c) of this Section 12.01 titled “Effect of Benchmark Transition Event; Market Disruption” shall be deemed satisfied.
Section 12.02    Illegality. If the adoption of or any change in any Requirements of Law or in the interpretation or application thereof after the date hereof shall make it unlawful for Buyer to effect or continue Transactions as contemplated by the Repurchase Documents, (a) any commitment of Buyer hereunder to enter into new Transactions shall be terminated and the Facility Termination Date and Funding Expiration Date shall be deemed to have occurred, (b) the Pricing Rate shall be the Benchmark Replacement determined by Buyer pursuant to clause (c) of the definition of “Benchmark Replacement” on the last day of the then current Pricing Period or within such earlier period as may be required by Requirements of Law, and (c) if required by such adoption or change, the Facility Termination Date shall be deemed to have occurred.
Section 12.03    Breakfunding. Upon demand of Buyer, Seller shall indemnify Buyer and hold Buyer harmless from any actual loss, cost or expense (including reasonable legal fees and expenses, but excluding anticipated profit) which Buyer may sustain or incur arising from (a) the failure by Seller to terminate any Transaction after Seller has given a notice of termination pursuant to Section 3.05, (b) any payment to Buyer on account of the outstanding Repurchase Price, including a payment made pursuant to Section 3.05 but excluding a payment made pursuant to Section 5.02, on any day other than a Remittance Date, (c) any failure by Seller to sell Eligible Assets to Buyer after Seller has notified Buyer of a proposed Transaction and Buyer has agreed to purchase such Eligible Assets in accordance with this Agreement, or (d) any redetermination of the Pricing Rate based on a Benchmark Replacement for any reason on a day that is not the last day of the then current Pricing Period; provided, that Buyer treats Seller in a manner that is substantially similar to the manner it treats other similarly situated sellers in facilities with substantially similar assets.
Section 12.04    Increased Costs. If the adoption of any Regulatory Change or in the interpretation or application thereof by any Governmental Authority or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority having jurisdiction over Buyer made after the date of this Agreement (a) shall subject Buyer to any Taxes (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (iii) Connection Income Taxes) with respect to the Repurchase Documents, any Purchased Asset, any Transaction or the Pledged Collateral, (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Buyer, or (c) shall impose on Buyer any other condition (other than Taxes); and the result of any of the preceding clauses (a), (b) and (c) is to increase the cost to Buyer, by an amount that Buyer deems to be material, of entering into, continuing or

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maintaining Transactions, or to reduce any amount receivable under the Repurchase Documents in respect thereof, then, in any such case, Seller shall pay to Buyer within ten (10) Business Days after demand such additional amount or amounts as reasonably necessary to fully compensate Buyer for such increased cost or reduced amount receivable.
Section 12.05    Capital Adequacy. If Buyer determines that the adoption of any Regulatory Change regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof has or would have the effect of reducing the rate of return on Buyer’s capital as a consequence of this Agreement or its obligations under the Transactions hereunder to a level below that which Buyer could have achieved but for such Regulatory Change (taking into consideration Buyer’s policies with respect to capital adequacy), then from time to time Seller shall promptly upon demand pay to Buyer such additional amount or amounts as will compensate Buyer for any such reduction suffered; provided, however, Buyer shall treat Seller in a manner that is substantially similar to the manner it treats other similarly situated sellers in facilities with substantially similar assets.
Section 12.06    Withholding Taxes.
(a)Any and all payments by or on account of any obligation of Seller under any Repurchase Document shall be made without deduction or withholding for any Taxes, except as required by Requirements of Law. If any Requirements of Law require the deduction or withholding of any Tax from any such payment, then Seller shall make (or cause to be made) such deduction or withholding and shall timely pay (or cause to be timely paid) the full amount deducted or withheld to the relevant Governmental Authority in accordance with Requirements of Law and, if such Tax is an Indemnified Tax, then the sum payable shall be increased by Seller as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 12.06) Buyer receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)Seller shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Requirements of Law.
(c)Seller shall indemnify Buyer, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 12.06) paid by Buyer or required to be withheld or deducted from a payment to Buyer, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Seller by Buyer shall be conclusive absent manifest error.
(d)As soon as practicable after any payment of Taxes by Seller to a Governmental Authority pursuant to this Section 12.06, Seller shall deliver to Buyer the

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original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Buyer.
(e)If Buyer is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Repurchase Document, Buyer shall deliver to Seller, at the time or times reasonably requested by Seller, such properly completed and executed documentation reasonably requested by Seller as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Buyer, if reasonably requested by Seller, shall deliver such other documentation prescribed by Requirements of Law or reasonably requested by Seller as will enable Seller to determine whether or not Buyer is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 12.06(e)(ii)(A), Section 12.06(e)(ii)(B), Section 12.06(e)(ii)(C) and Section 12.06(e)(ii)(D) below) shall not be required if in Buyer’s reasonable judgment such completion, execution or submission would subject Buyer to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of Buyer.
(i)Without limiting the generality of the foregoing, in the event that Seller is a U.S. Person,
(A)if Buyer is a U.S. Person, it shall deliver to Seller on or prior to the date on which Buyer becomes a Party under this Agreement (and from time to time thereafter upon the reasonable request of Seller), executed originals of IRS Form W-9 certifying that Buyer is exempt from U.S. federal backup withholding tax;
(B)if Buyer is a Foreign Buyer, it shall, to the extent it is legally entitled to do so, deliver to Seller (in such number of copies as shall be requested by Seller) on or prior to the date on which Buyer becomes a Party under this Agreement (and from time to time thereafter upon the reasonable request of Seller), whichever of the following is applicable:
(I)in the case of a Foreign Buyer claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Repurchase Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Repurchase Document, IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax

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pursuant to the “business profits” or “other income” article of such tax treaty;
(II)executed originals of IRS Form W-8ECI;
(III)in the case of a Foreign Buyer claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Buyer is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Seller within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable); or
(IV)to the extent a Foreign Buyer is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Buyer is a partnership and one or more direct or indirect partners of such Foreign Buyer are claiming the portfolio interest exemption, such Foreign Buyer may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;
(C)if Buyer is a Foreign Buyer, it shall, to the extent it is legally entitled to do so, deliver to Seller (in such number of copies as shall be requested by Seller) on or prior to the date on which Buyer becomes a Party under this Agreement (and from time to time thereafter upon the reasonable request of Seller), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Seller to determine the withholding or deduction required to be made; and
(D)if a payment made to Buyer under any Repurchase Document would be subject to U.S. federal withholding Tax imposed by FATCA if Buyer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Buyer shall deliver to Seller at the time or times prescribed by law and at such time or times reasonably requested by Seller such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Seller as may be

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necessary for Seller to comply with its obligations under FATCA and to determine that Buyer has complied with Buyer’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)Buyer agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Seller in writing of its legal inability to do so.
(g)If any Party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 12.06 (including by the payment of additional amounts pursuant to this Section 12.06), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 12.06 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 12.06(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 12.06(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 12.06(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 12.06(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
Section 12.07    Payment and Survival of Repurchase Obligations. Buyer may within twelve (12) months of the events under Sections 12.04, 12.05 and 12.06 or at any time with respect to the other events under this Article 12, send Seller a notice showing the calculation of any amounts payable pursuant to this Article 12, and Seller shall pay such amounts to Buyer within ten (10) Business Days after Seller receives such notice. The obligations of Seller under this Article 12 shall apply to Buyer, its successors and assigns and Participants and survive the termination of the Repurchase Documents and the indefeasible payment in full of the Repurchase Obligations.

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ARTICLE 13.

INDEMNITY AND EXPENSES
Section 13.01    Indemnity.
(a)Seller shall release, defend, indemnify and hold harmless Buyer, Affiliates of Buyer and its and their respective officers, directors, shareholders, partners, members, owners, employees, agents, attorneys, Affiliates and advisors (each an “Indemnified Person” and collectively the “Indemnified Persons”), against, and shall hold each Indemnified Person harmless, on an after-Tax basis, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses (including reasonable legal fees, charges, and disbursements of any counsel for any such Indemnified Person and expenses), penalties or fines of any kind that may be imposed on, incurred by or asserted against any such Indemnified Person (collectively, the “Indemnified Amounts”) in any way relating to, arising out of or resulting from or in connection with (i) the Repurchase Documents, the Mortgage Loan Documents, the Purchased Assets, the Pledged Collateral, the Transactions, any Underlying Mortgaged Property or related property, or any action taken or omitted to be taken by any Indemnified Person in connection with or under any of the foregoing, or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of any Repurchase Document, any Transaction, any Purchased Asset, any Mortgage Loan Document or any Pledged Collateral, (ii) any claims, actions or damages by an Underlying Obligor or lessee with respect to a Purchased Asset, (iii) any violations or alleged violation of, non–compliance with or liability under Requirements of Law, (iv) ownership of, Liens on, security interests in or the exercise of rights or remedies under any of the items referred to in the preceding clause (i), (v) any accident, injury to or death of any Person or loss of or damage to property occurring in, on or about any Underlying Mortgaged Property or on the adjoining sidewalks, curbs, parking areas, streets or ways, (vi) any use, nonuse or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, any Underlying Mortgaged Property or on the adjoining sidewalks, curbs, parking areas, streets or ways, (vii) any failure by Seller or any other Repurchase Party to perform or comply with any Repurchase Document, Mortgage Loan Document or Purchased Asset, (viii) performance of any labor or services or the furnishing of any materials or other property in respect of any Underlying Mortgaged Property or Purchased Asset, (ix) any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any lease or other transaction involving any Repurchase Document, Purchased Asset or Underlying Mortgaged Property, (x) any taxes attributable to the execution, delivery, filing or recording of any Repurchase Document, Mortgage Loan Document or any memorandum of any of the foregoing, (xi) any Lien or claim arising on or against any Purchased Asset or related Underlying Mortgaged Property under any Requirements of Law or any liability asserted against Buyer or any Indemnified Person with respect thereto, (xii) (1) a past, present or future violation or alleged violation of any Environmental Laws in connection with any property owned or leased by Seller or any Underlying Mortgaged Property by any Person or other

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source, whether related or unrelated to Seller or any Underlying Obligor, (2) any presence of any Materials of Environmental Concern in, on, within, above, under, near, affecting or emanating from any Underlying Mortgaged Property, (3) the failure to timely perform any Remedial Work, (4) any past, present or future activity by any Person or other source, whether such Person or source is related or unrelated to Seller or any Underlying Obligor in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from any Underlying Mortgaged Property of any Materials of Environmental Concern at any time located in, under, on, above or affecting any Underlying Mortgaged Property, (5) any past, present or future actual Release (whether intentional or unintentional, direct or indirect, foreseeable or unforeseeable) to, from, on, within, in, under, near or affecting any Underlying Mortgaged Property by any Person or other source, whether related or unrelated to Seller or any Underlying Obligor, (6) the imposition, recording or filing or the threatened imposition, recording or filing of any Lien on any Underlying Mortgaged Property with regard to, or as a result of, any Materials of Environmental Concern or pursuant to any Environmental Law, or (7) any misrepresentation or failure to perform any obligations pursuant to any Repurchase Document or Mortgage Loan Document relating to environmental matters in any way, (xiii) [reserved], (xiv) any Servicing Fee, Sub-Servicing Fee or any other fee, indemnity, cost, advance, expense, amount or liability under any Servicing Agreement or Sub-Servicing Agreement, or (xv) Seller’s conduct, activities, actions and/or inactions in connection with, relating to or arising out of any of the foregoing clauses of this Section 13.01, that, in each case, results from anything whatsoever other than any Indemnified Person’s gross negligence or intentional misconduct, as determined by a court of competent jurisdiction pursuant to a final, non–appealable judgment. In any suit, proceeding or action brought by an Indemnified Person in connection with any Purchased Asset for any sum owing thereunder, or to enforce any provisions of any Purchased Asset, Seller shall defend, indemnify and hold such Indemnified Person harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the account debtor or Underlying Obligor arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or Underlying Obligor from Seller. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 13.01 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Seller, an Indemnified Person or any other Person or any Indemnified Person is otherwise a party thereto and whether or not any Transaction is entered into. This Section 13.01(a) shall not apply with respect to Taxes other than any Taxes that represent liability, obligations, losses, damages etc. arising from any non-Tax claim.
(b)If for any reason the indemnification provided in this Section 13.01 is unavailable to the Indemnified Person or is insufficient to hold an Indemnified Person harmless, even though such Indemnified Person is entitled to indemnification under the express terms hereof, then Seller shall contribute to the amount paid or payable by such

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Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits received by such Indemnified Person on the one hand and Seller on the other hand, the relative fault of such Indemnified Person, and any other relevant equitable considerations.
(c)An Indemnified Person may at any time send Seller a notice specifying in reasonable detail the event by reason of which such Indemnified Person has become entitled to claim Indemnified Amounts and showing in reasonable detail the calculation of Indemnified Amounts, and Seller shall pay such Indemnified Amounts to such Indemnified Person within ten (10) Business Days after Seller receives such notice. The obligations of Seller under this Section 13.01 shall apply to all Persons to which this Agreement is assigned and Participants and survive the termination of the Repurchase Documents and the indefeasible payment in full of the Repurchase Obligations.
Section 13.02    Expenses. Seller shall promptly on demand pay to or as directed by Buyer all reasonable third-party out-of-pocket costs and expenses (including legal, accounting and advisory fees and expenses) incurred by Buyer in connection with (a) the development, evaluation, preparation, negotiation, execution, consummation, delivery and administration of, and any amendment, supplement or modification to, or extension, renewal or waiver of, the Repurchase Documents and the Transactions, (b) any Asset, Purchased Asset, Mortgage Loan Document or Pledged Collateral, including due diligence, inspection, testing, review, recording, registration, travel, custody, care, insurance or preservation, and any amendments, supplements, modifications to, or extension, renewal or waiver of, the Mortgage Loan Documents for Purchased Assets (subject to the caps set forth in the Fee Letter), (c) the enforcement of the Repurchase Documents or the payment or performance by Seller, Pledgor or Guarantor of any Repurchase Obligations, and (d) any actual or attempted sale, exchange, enforcement, collection, compromise or settlement relating to the Purchased Assets or Pledged Collateral.
ARTICLE 14.

INTENT
Section 14.01    Safe Harbor. The Parties intend and hereby agree (a) for each Transaction to qualify for the safe harbor treatment provided by the Bankruptcy Code and for Buyer to be entitled to all of the rights, benefits and protections afforded to Persons under the Bankruptcy Code with respect to a “securities contract” as defined in Section 741(7) of the Bankruptcy Code and that payments under this Agreement are deemed “margin payments” or “settlement payments,” as defined in Section 101 of the Bankruptcy Code, (b) for the grant of a security interest set forth in Article 11 to also be a “securities contract” as defined in Section 741(7)(A)(xi) of the Bankruptcy Code, and (c) that Buyer (for so long as Buyer is a “financial institution,” “financial participant” or other entity listed in Section 555, 559 or 362(b)(6) of the Bankruptcy Code) shall be entitled to the “safe harbor” benefits and protections afforded under the Bankruptcy Code with respect to a “securities contract,” and a “master netting agreement,” including (x) the rights, set forth in Articles 10 and 14 and in Sections 555, 559 and 561 of the Bankruptcy Code, to accelerate the Repurchase Obligations, to liquidate the Purchased Assets and terminate this Agreement and other Repurchase Documents,

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and (y) the right to offset or net out as set forth in Articles 10 and 14 and Section 18.17 and in Sections 362(b)(6), 362(b)(7), 362(b)(27), 362(o) and 546 of the Bankruptcy Code.
Section 14.02    Right to Liquidate, Terminate and Accelerate. The Parties acknowledge and agree that Buyer’s right to liquidate Purchased Assets delivered to it in connection with Transactions hereunder, to accelerate the Repurchase Obligations in accordance with Article 10, to terminate the Transactions and this Agreement in accordance with Article 10 or to exercise any other remedies pursuant to Articles 10 and 11 and as otherwise provided in the Repurchase Documents are contractual rights to liquidate, terminate and accelerate, as applicable, the Purchased Assets, the Repurchase Obligations, the Transactions and this Agreement as described in Sections 555 and 561 of the Bankruptcy Code.
Section 14.03    Federal Deposit Insurance Act. The Parties acknowledge and agree that if a Party is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).
Section 14.04    Federal Deposit Insurance Corporation Improvement Act. The Parties acknowledge and agree that this Agreement constitutes a “netting contract,” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended (“FDICIA”), and each payment entitlement and payment obligation under any Transaction shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation,” respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution,” as that term is defined in FDICIA).
Section 14.05    Master Netting Agreement. The Parties intend that each of this Agreement, the Guaranty, the Pledge and Security Agreement and the Controlled Account Agreement constitutes a “master netting agreement,” as defined in Section 101(38A) of the Bankruptcy Code.
ARTICLE 15.

DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS
Section 15.01    Disclosure. The Parties acknowledge that they have been advised and understand that:
(a)in the case of Transactions in which one of the Parties is a broker or dealer registered with the Securities and Exchange Commission under Section 14 of the Exchange Act, the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 do not protect the other Party with respect to any Transaction;
(b)in the case of Transactions in which one of the Parties is a government securities broker or a government securities dealer registered with the Securities and

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Exchange Commission under Section 14C of the Exchange Act, the Securities Investor Protection Act of 1970 will not provide protection to the other Party with respect to any Transaction;
(c)in the case of Transactions in which one of the Parties is a financial institution, funds held by the financial institution pursuant to a Transaction are not a deposit and therefor are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund; and
(d)in the case of Transactions in which one of the Parties is an “insured depository institution” as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, funds held by the financial institution pursuant to a Transaction are not a deposit and therefor are not insured by the Federal Deposit Insurance Corporation or the Deposit Insurance Fund.
ARTICLE 16.

NO RELIANCE
Section 16.01    No Reliance. Each Party acknowledges, represents and warrants to the other Party that, in connection with the negotiation of, entering into, and performance under, the Repurchase Documents and each Transaction:
(a)It is not relying (for purposes of making any investment decision or otherwise) on any advice, counsel or representations (whether written or oral) of the other Party, other than the representations expressly set forth in the Repurchase Documents;
(b)It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based on its own judgment and on any advice from such advisors as it has deemed necessary and not on any view expressed by the other Party;
(c)It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Repurchase Documents and each Transaction and is capable of assuming and willing to assume (financially and otherwise) those risks;
(d)It is entering into the Repurchase Documents and each Transaction for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation;
(e)It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other Party and has not given the other Party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the

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merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Repurchase Documents or any Transaction; and
(f)No partnership or joint venture exists or will exist as a result of the Transactions or entering into and performing the Repurchase Documents.
ARTICLE 17.

SERVICING
This Article 17 shall apply to all Purchased Assets.
Section 17.01    Servicing Rights. Buyer is the owner of all Servicing Rights.  Without limiting the generality of the foregoing, Buyer, subject to the terms and conditions hereof, shall at all times have the right to hire or otherwise engage any Person (including Buyer) at Seller’s expense to service or sub-service all or part of the Purchased Assets; provided, however, that if Buyer decides that a Person other than Buyer is to act as Servicer, so long as no Default or Event of Default has occurred and is continuing, any successor Servicer selected by Buyer, and the replacement Servicing Agreement with respect thereto, shall be subject to the consent of Seller (such consent to not be unreasonably withheld, conditioned or delayed) pursuant to a Servicing Agreement approved by Buyer in its discretion, and such Person shall have only such obligations with respect to such Purchased Assets as are expressly designated by Buyer in the Servicing Agreement. Notwithstanding the preceding sentence, Buyer agrees with Seller as follows with respect to the servicing of the Purchased Assets:
(a)Servicer shall service the Purchased Assets on behalf of Buyer in accordance with Accepted Servicing Practices, this Agreement and the Servicing Agreement; provided, however, in the event of a conflict between this Agreement and the Servicing Agreement, this Agreement shall control. Each Servicing Agreement and Sub-Servicing Agreement (including after giving effect to any applicable Servicer Acknowledgement Agreement with respect to such Servicing Agreement or Sub-Servicing Agreement, as applicable) shall contain provisions which are consistent with this Article 17 and must otherwise be in form and substance reasonably satisfactory to Buyer.
(b)No Person other than a Servicer and Sub-Servicer approved by Buyer shall assume the obligation to service a Purchased Asset as Servicer or successor to any Servicer or Sub-Servicer. As of the Closing Date, Buyer will appoint Trimont to act as Servicer in accordance with the terms of the Servicing Agreement and this Article 17. In the event Wells is no longer acting as Servicer and Buyer appoints a successor, the appointment of the successor Servicer shall automatically terminate thirty (30) calendar days following the date on which such successor Servicer is appointed and at the end of each thirty (30) day period thereafter unless, in each case, Buyer shall agree, by prior written notice to Seller and Servicer, to extend Servicer’s appointment for an additional thirty (30) calendar day period, which notice shall be delivered as part of the monthly remittance instructions from Buyer. In the event Buyer does not extend the successor

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Servicer’s appointment as Servicer or any Servicer is otherwise terminated in accordance with this Agreement or the applicable Servicing Agreement, all rights of the Servicer to service the Purchased Assets shall cease. If Buyer selects any Person other than Buyer or an Affiliate of Buyer as Servicer, the Servicing Agreement must be approved by Buyer in its discretion and Seller shall deliver to Buyer an executed copy of such Servicing Agreement. Seller hereby irrevocably assigns to Buyer all of Seller’s right, title and interest in, to and under each Servicing Agreement and Sub-Servicing Agreement.
(c)Seller, at all times that Wells is not the Servicer, shall direct Servicer and Sub-Servicer to service the Purchased Assets in accordance with Accepted Servicing Practices and comply with all of Servicer’s and Sub-Servicer’s obligations under the Servicing Agreement, the Sub-Servicing Agreement and this Agreement, including, without limitation, (i) the obligations to provide such reports and information with respect to the Purchased Assets as required by the terms of the Servicing Agreement, this Agreement or as otherwise requested by Buyer (including, but not limited to, delivery at least two (2) Business Days prior to each Remittance Date of a monthly remittance report containing servicing information, including those fields reasonably requested by Buyer from time to time, on an asset by asset basis and in the aggregate, with respect to the Purchased Assets serviced by Servicer for the month (or portion thereof) before the date of such report), (ii) the obligation to deposit and direct the deposit of all Income with respect to the Purchased Assets initially to the General Servicing Account or the Servicer Account (or, to the extent specified in Section 8.09 or as otherwise expressly provided in the Repurchase Documents, the Waterfall Account), and (iii) the obligation to remit Income collected with respect to the Purchased Assets to the Waterfall Account within the time period required by this Agreement.  None of Seller, Servicer or Sub-Servicer may assign its rights or delegate its duties and obligations under the Servicing Agreement or Sub-Servicing Agreement, as applicable, without the prior written consent of Buyer in its discretion.
(d)Seller shall not, and shall not direct or permit Servicer or Sub-Servicer to, (i) take any Material Action without the prior written consent of Buyer; provided that Buyer shall act reasonably in considering such consent, and provided further that Buyer’s consent shall not be required for Material Actions that are expressly required under the terms of the Mortgage Loan Documents without any right of consent or approval by the holder of a Purchased Asset or are required by Requirements of Law, (ii) take any action which would result in a violation of the obligations of any Person under the Servicing Agreement, the Sub-Servicing Agreement, this Agreement or any other Repurchase Document, or which would otherwise be inconsistent with the rights of Buyer under the Repurchase Documents or (iii) take any actions with respect to the Purchased Assets after the occurrence of a Servicer Event of Default, Default or Event of Default without the prior written consent of Buyer. Seller shall be permitted to make decisions and direct Servicer with respect to any action with respect to the Purchased Assets other than any Material Action without Buyer’s consent provided that, at the time of such decisions, there is no existing Servicer Event of Default, Default or Event of Default and Seller provides Buyer with documentation thereof in connection with any such decisions.

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(e)The Servicing Fees payable to Servicer and the Sub-Servicing Fees payable to Sub-Servicer under the Servicing Agreement and Sub-Servicing Agreement, respectively, shall be payable by Seller and/or Servicer, as applicable, in accordance with the terms of the Servicing Agreement and Sub-Servicing Agreement.  Seller shall be solely responsible for the payment of all Servicing Fees of Servicer and Seller and/or Servicer shall be solely responsible for payment all Sub-Servicing Fees of Sub-Servicer and shall indemnify and hold Buyer harmless for the amount of such Servicing Fees and Sub-Servicing Fees. Unless the Servicer is Wells, at no time may Servicer or Sub-Servicer receive or otherwise retain any Income (or withhold or net out amounts from funds related to the Purchased Assets on deposit in the General Servicing Account or the Servicer Account) in payment of such Servicing Fees or Sub-Servicing Fees or make a claim against Buyer for the payment of such Servicing Fees or Sub-Servicing Fees; provided, however, that Trimont may net out its “Servicing Fees” (as such term is defined in the Trimont Servicing Agreement) only with respect to the Purchased Assets, but in no event shall Trimont be permitted to net out any “Servicing Expenses”, “Additional Expenses”, “Additional Services Fees” or “Non-Preforming Loan Fees” (as each such term is defined in the Trimont Servicing Agreement) related to the Purchased Assets. Seller agrees that all other Trimont Servicing Expenses, Additional Expenses, Additional Servicing Fees, Non-Performing Loan Fees and any other fees and expense under the Trimont Servicing Agreement shall be paid in accordance with Article 5 hereof.
(f)Upon the occurrence and during the continuance of a Servicer Event of Default, Default or Event of Default, in addition to all of the other rights and remedies of Buyer under the Servicing Agreement, this Agreement and the other Repurchase Documents (and in addition to the provisions of the Servicing Agreement providing for termination of Servicer thereunder pursuant to its terms), (i) the right, if any, of Seller, Servicer and/or Sub-Servicer to direct the servicing of and make any decisions with respect to the Purchased Assets shall immediately and automatically cease to exist, (ii) Buyer or Seller (at Buyer’s request) may at any time terminate Servicer immediately upon the delivery of a written termination notice from either Buyer or Seller to Servicer, and (iii) Buyer shall have the right to transfer servicing of the Purchased Assets to Buyer or its designee.  Seller shall pay all actual expenses associated with any such termination, including, without limitation, any accrued fees and expenses and any early termination fees and expenses required in connection with the termination of the Servicing Agreement and Sub-Servicing Agreement and the transfer of servicing to a successor Servicer. The rights of any Sub-Servicer to service the Purchased Assets in accordance with the Sub-Servicing Agreement shall cease automatically when the Servicer is terminated or, as applicable, its appointment is not extended by Buyer. Buyer shall have no liability to any Servicer or Sub-Servicer and Seller shall indemnify and hold Buyer harmless from any claims of or liability to any Servicer or Sub-Servicer.
(g)Unless Servicer is Wells or Trimont, except as expressly permitted in this Agreement with respect to the Servicer Account and Servicer’s possession and disbursement of escrow and reserve funds related to Purchased Assets in accordance with this Agreement, the related Mortgage Loan Documents and Requirements of Law, neither Servicer nor Sub-Servicer shall be permitted to hold, receive or disburse any reserves,

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accounts, escrows and the like for any Purchased Asset or hold, receive or disburse any Income from any Purchased Asset. To the extent Servicer is permitted (but in no event shall a Sub-Servicer be permitted) to receive, hold or disburse any Income, escrows or reserves, Servicer shall hold all such funds related to the Purchased Assets in deposit accounts for the benefit of Buyer at institutions acceptable to Buyer and such accounts shall be subject to a control agreement in favor of Buyer. Servicer shall hold and disburse all escrow and reserve funds in accordance with the terms of this Agreement, the Servicing Agreement, the related Mortgage Loan Documents and Requirements of Law. All escrow and reserve payments related to the Purchased Assets shall be held in the Escrow Account or a subaccount of the Servicer Account. Unless Wells or Trimont is acting as Servicer, Buyer shall have sole dominion and control (including, without limitation, “control” within the meaning of Section 9-104(a) of the UCC) over the Escrow Account. Neither Seller, Servicer nor any Person claiming through or under Seller or Servicer shall have any claim to or interest in the Escrow Account; provided, however, prior to the occurrence of a Default, Event of Default or Servicer Event of Default, Servicer shall have access to the funds on deposit in the Escrow Account and shall distribute them in accordance with the terms of this Agreement and the Servicing Agreement. Within one (1) Business Day of the date funds in the Escrow Account or any escrow or reserve funds related to the Purchased Assets become Income, Seller and/or Servicer shall cause such Income to be deposited into the Servicer Account. Within two (2) Business Days of the Servicer’s termination or non-renewal as Servicer under the Servicing Agreement or upon the occurrence of a Servicer Event of Default or immediately upon the occurrence of a Default or an Event of Default, Servicer and/or Seller shall turn over to Buyer or its designee all Income, escrow and reserve funds held by Seller or Servicer related to the Purchased Assets in the General Servicing Account, the Servicer Account, the Escrow Account or otherwise.
Section 17.02    Accounts Related to Purchased Assets. All accounts directly related to the Purchased Assets shall be maintained at institutions in accordance with and pursuant to the terms and conditions of the existing Mortgage Loan Documents and this Agreement; provided, however, that if any institution in which such accounts are currently held is not reasonably acceptable to Buyer, then, at Buyer’s request, Seller shall cause the Underlying Obligor to enter into the contractual arrangements with Buyer and Seller that are necessary in order to create a perfected security interest in favor of Buyer in all such accounts, including, without limitation, an account control agreement in form and substance satisfactory to Buyer in its reasonable discretion.
Section 17.03    Modification of Servicing Agreements. Seller shall not and shall not permit the Servicer to amend, modify, waive or terminate any provision of the Servicing Agreement or any Sub-Servicing Agreement which affects or is related to the Purchased Assets in any respect without the prior written consent of Buyer (which may be granted or withheld in its discretion), except to the extent that the effect of such amendments, waivers, modifications, or supplements is limited solely to Assets that are not Purchased Assets or have ceased to be Purchased Assets.

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ARTICLE 18.

MISCELLANEOUS
Section 18.01    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to or in connection with this Agreement, the relationship of the Parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law.
Section 18.02    Submission to Jurisdiction; Service of Process. Each of the Parties hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Repurchase Documents, or for recognition or enforcement of any judgment, and each Party irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such state court or, to the fullest extent permitted by Requirements of Law, in such federal court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Requirements of Law. Nothing in this Agreement or the other Repurchase Documents shall affect any right that either party or any Indemnified Person may otherwise have to bring any action or proceeding arising out of or relating to the Repurchase Documents in the courts of any jurisdiction. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by Requirements of Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to the Repurchase Documents in any court referred to above, and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party irrevocably consents to service of process in the manner provided for notices in Section 18.12. Nothing in this Agreement will affect the right of either Party hereto to serve process in any other manner permitted by Requirements of Law.
Section 18.03    IMPORTANT WAIVERS.
(a)SELLER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY BUYER OR ANY INDEMNIFIED PERSON. FOR THE AVOIDANCE OF DOUBT, THE FOREGOING SHALL NOT BE DEEMED A WAIVER OF ANY DIRECT CLAIM THAT IS NOT A COMPULSORY COUNTERCLAIM THAT SELLER MAY HAVE AGAINST BUYER.
(b)TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE BETWEEN IT AND ANY INDEMNIFIED PERSON, WHETHER

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SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH OR RELATED TO THE REPURCHASE DOCUMENTS, THE PURCHASED ASSETS, THE TRANSACTIONS, ANY DEALINGS OR COURSE OF CONDUCT BETWEEN IT AND ANY INDEMNIFIED PERSON, OR ANY STATEMENTS (WRITTEN OR ORAL) OR OTHER ACTIONS OF EITHER PARTY OR ANY INDEMNIFIED PERSON. NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
(c)TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH PARTY HEREBY WAIVES ANY RIGHT TO CLAIM OR RECOVER IN ANY LITIGATION WHATSOEVER INVOLVING ANY INDEMNIFIED PERSON, ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, WHETHER SUCH WAIVED DAMAGES ARE BASED ON STATUTE, CONTRACT, TORT, COMMON LAW OR ANY OTHER LEGAL THEORY, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN AND REGARDLESS OF THE FORM OF THE CLAIM OF ACTION. NO PARTY OR INDEMNIFIED PERSON SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH ANY REPURCHASE DOCUMENT OR THE TRANSACTIONS.
(d)EACH PARTY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY OR AN INDEMNIFIED PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BUYER OR AN INDEMNIFIED PERSON WOULD NOT SEEK TO ENFORCE ANY OF THE WAIVERS IN THIS SECTION 18.03 IN THE EVENT OF LITIGATION OR OTHER CIRCUMSTANCES. THE SCOPE OF SUCH WAIVERS IS INTENDED TO BE ALL–ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE REPURCHASE DOCUMENTS, REGARDLESS OF THEIR LEGAL THEORY.
(e)EACH PARTY ACKNOWLEDGES THAT THE WAIVERS IN THIS SECTION 18.03 ARE A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH PARTY HAS ALREADY RELIED ON SUCH WAIVERS IN ENTERING INTO THE REPURCHASE DOCUMENTS, AND THAT SUCH PARTY WILL CONTINUE TO RELY ON SUCH WAIVERS IN THEIR RELATED FUTURE DEALINGS UNDER THE REPURCHASE DOCUMENTS. EACH PARTY FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED SUCH WAIVERS WITH ITS LEGAL COUNSEL AND THAT IT

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KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHT TO A JURY TRIAL AND OTHER RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
(f)THE WAIVERS IN THIS SECTION 18.03 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY OF THE REPURCHASE DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(g)THE PROVISIONS OF THIS SECTION 18.03 SHALL SURVIVE TERMINATION OF THE REPURCHASE DOCUMENTS AND THE INDEFEASIBLE PAYMENT IN FULL OF THE REPURCHASE OBLIGATIONS.
Section 18.04    Integration. The Repurchase Documents supersede and integrate all previous negotiations, contracts, agreements and understandings (whether written or oral) between the Parties relating to a sale and repurchase of Purchased Assets and the other matters addressed by the Repurchase Documents, and contain the entire final agreement of the Parties relating to the subject matter thereof.
Section 18.05    Single Agreement. Seller agrees that (a) each Transaction is in consideration of and in reliance on the fact that all Transactions constitute a single business and contractual relationship, and that each Transaction has been entered into in consideration of the other Transactions, (b) a default by it in the payment or performance of any its obligations under a Transaction shall constitute a default by it with respect to all Transactions, (c) Buyer may set off claims and apply properties and assets held by or on behalf of Buyer with respect to any Transaction against the Repurchase Obligations owing to Buyer with respect to other Transactions, and (d) payments, deliveries and other transfers made by or on behalf of Seller with respect to any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers with respect to all Transactions, and the obligations of Seller to make any such payments, deliveries and other transfers may be applied against each other and netted.
Section 18.06    Use of Employee Plan Assets. No assets of an employee benefit plan subject to any provision of ERISA shall be used by either Party in a Transaction.
Section 18.07    Survival and Benefit of Seller’s Agreements. The Repurchase Documents and all Transactions shall be binding on and shall inure to the benefit of the Parties and their successors and permitted assigns. All of Seller’s indemnities in the Repurchase Documents and all other provisions of the Repurchase Documents that, by their terms, expressly survive termination of the Repurchase Documents shall survive the termination of the Repurchase Documents and the indefeasible payment in full of the Repurchase Obligations, and shall apply to and benefit all Indemnified Persons, Buyer and its successors and assigns and Participants. No other Person shall be entitled to any benefit, right, power, remedy or claim under the Repurchase Documents.
Section 18.08    Assignments and Participations.

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(a)Seller shall not sell, assign, delegate or transfer any of its rights, the Repurchase Obligations or any other duties, obligations and/or liabilities under this Agreement or the other Repurchase Documents without the prior written consent of Buyer, and any attempt by Seller to do so without such consent shall be null and void.
(b)Buyer may at any time, without the consent of Seller or any other Repurchase Party (provided, however, that Buyer shall endeavor to give notice of the same to Seller), sell participations to any Person (other than to (so long as no Default or Event of Default has occurred and is continuing) a Prohibited Transferee, Seller, any Affiliate of Seller, any Underlying Obligor or any Affiliate of an Underlying Obligor) (a “Participant”) in all or any portion of Buyer’s rights and/or obligations under the Repurchase Documents; provided, that (x) if a monetary or material non-monetary Default or any Event of Default has occurred and is continuing, Buyer may sell participations to any Person at any time without consent, notice or restriction of any kind, and (y) so long as no monetary or material non-monetary Default or any Event of Default has occurred and is continuing (i) Buyer’s obligations under the Repurchase Documents shall remain unchanged, (ii) Buyer shall remain solely responsible to Seller for the performance of such obligations, (iii) Seller shall continue to deal solely and directly with Buyer in connection with Buyer’s rights and obligations under the Repurchase Documents and (iv) Seller shall not pay any of Buyer’s cost incurred in connection with the sale of such participations. So long as no monetary or material non-monetary Default or any Event of Default has occurred and is continuing, no Participant shall have any right to approve any amendment, waiver or consent with respect to any Repurchase Document, except to the extent that the Repurchase Price or Price Differential of any Purchased Asset would be reduced or the Repurchase Date of any Purchased Asset would be postponed. Each Participant shall be entitled to the benefits of Article 12 (subject to the requirements and limitations therein, including the requirements under Section 12.06(e)) to the same extent as if it had acquired its interest by assignment pursuant to Section 18.08(c), but shall not be entitled to receive any greater payment thereunder than Buyer would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Seller’s prior written consent. To the extent permitted by Requirements of Law, each Participant shall be entitled to the benefits of Sections 10.02(j) and 18.17 to the same extent as if it had acquired its interest by assignment pursuant to Section 18.08(c) and in the case of the benefits of Section 12.06(a), such Participant shall be subject to the requirements and limitations under Section 12.06(e).
(c)Buyer may at any time, without the consent of Seller or any other Repurchase Party (provided, however, that Buyer shall endeavor to give notice of same to Seller), sell or assign to any Person (other than to (so long as no monetary or material non-monetary Default or any Event of Default has occurred and is continuing) a Prohibited Transferee, Seller, any Affiliate of Seller, any Underlying Obligor or any Affiliate of an Underlying Obligor) all or any portion of the rights and obligations of Buyer under the Repurchase Documents; provided, however, that if a monetary or material non-monetary Default or any Event of Default has occurred and is continuing, Buyer may enter into any such sale and assignments with any Person at any time without

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consent, notice or restriction of any kind, provided, further, that Wells shall (x) act as agent for all Buyers and the point of contact for Seller pursuant to agency provisions to be agreed upon by Wells and such assignees, which provisions, subject to the preceding clause, shall be for the sole benefit of Buyers and shall not be subject to any consent or approval of Seller (including any amendments, modifications or supplements thereto) and (y) shall retain all rights to approve any Transaction entered into after the date of assignment, declare an Event of Default under this Agreement or any other Repurchase Document and make (and determine the amount of) Margin Calls and Seller shall not be required to deal with any assignee with respect to Seller’s performance under this Agreement. Each such assignment shall be made pursuant to an Assignment and Acceptance substantially in the form of Exhibit H (an “Assignment and Acceptance”). In addition, provided, that no monetary or material non-monetary Default or any Event of Default has occurred and is continuing, Seller shall not pay any of Buyer’s cost incurred in connection with any sale under this clause (c). From and after the effective date of such Assignment and Acceptance, (i) such Person shall be a Party and, to the extent provided therein, have the rights and obligations of Buyer under the Repurchase Documents with respect to the percentage and amount of the Repurchase Price allocated to it, (ii) Buyer shall, to the extent provided therein, be released from such obligations (and, in the case of an Assignment and Acceptance covering all or the remaining portion of Buyer’s rights and obligations under the Repurchase Documents, Buyer shall cease to be a Party), (iii) the obligations of Buyer shall be deemed to be so reduced, and (iv) Buyer will give prompt written notice thereof (including identification of the assignee and the amount of Repurchase Price allocated to it) to each Party (but Buyer shall not have any liability for any failure to timely provide such notice). Any sale or assignment by Buyer of rights or obligations under the Repurchase Documents that does not comply with this Section 18.08(c) shall be treated for purposes of the Repurchase Documents as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 18.08(b).
(d)Seller shall cooperate with Buyer in connection with any such sale and assignment of participations or assignments and shall enter into such restatements of, and amendments, supplements and other modifications to, the Repurchase Documents to give effect to any such sale or assignment at Buyer’s sole cost and expense; provided, that none of the foregoing shall change any economic or other material term of the Repurchase Documents in a manner adverse to Seller without the consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed. Prior to the occurrence and during the continuance of a monetary or material non-monetary Default or any Event of Default, Buyer agrees not to assign or participate its rights and obligations under the Repurchase Documents to any Non-U.S. Person unless such participant or assignee is able to deliver to Seller the documentation necessary to protect Seller from withholding obligations or increased Taxes as a result thereof and from any violation of a Requirement of Law.
(e)Subject to Section 18.08(c), Buyer shall have the right to partially or completely syndicate any or all of its rights under this Agreement and the other Repurchase Documents to any Person.

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(f)Buyer, acting solely for this purpose as a non-fiduciary agent of Seller, shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of the Persons that become Parties hereto and, with respect to each such Person, the aggregate assigned Purchase Price and applicable Price Differential (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Parties shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Buyer for all purposes of this Agreement. The Register shall be available for inspection by the Parties at any reasonable time and from time to time upon reasonable prior notice.
(g)Each Party that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Seller, maintain a register on which it enters the name and address of each Participant and, with respect to each such Participant, the aggregate participated Purchase Price and applicable Price Differential, and any other interest in any obligations under the Repurchase Documents (the “Participant Register”); provided that no Party shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any obligations under any Repurchase Document) to any Person except to the extent that such disclosure is necessary to establish that such obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the participating Party shall treat each Person whose name is recorded in the Participant Register as the owner of the applicable participation for all purposes of this Agreement notwithstanding any notice to the contrary.
Section 18.09    Ownership and Hypothecation of Purchased Assets. Title to all Purchased Assets shall pass to and vest in Buyer on the applicable Purchase Dates and, subject to the terms of the Repurchase Documents, Buyer or its designee shall have free and unrestricted use of all Purchased Assets and be entitled to exercise all rights, privileges and options relating to the Purchased Assets as the owner thereof, including rights of subscription, conversion, exchange, substitution, voting, consent and approval, and to direct any servicer or trustee. Buyer or its designee may, provided that no Default or Event of Default has occurred and is continuing, at any time, without the consent of or notice to Seller or any other Repurchase Party, engage in repurchase transactions with the Purchased Assets or otherwise sell, pledge, repledge, transfer, hypothecate, or rehypothecate the Purchased Assets to one or more Persons other than, so long as no Default or Event of Default has occurred and is continuing, a Prohibited Transferee, all on terms that Buyer may determine, provided, that during the continuance of any monetary or material non-monetary Default or any Event of Default, Buyer may enter into any such Transactions with any Person at any time without consent, notice of restriction of any kind; provided, further, that no such transaction shall affect the obligations of Buyer to transfer the Purchased Assets to Seller on the applicable Repurchase Dates free and clear of any pledge, Lien, security interest, encumbrance, charge or other adverse claim and, provided, further, that, Seller shall not pay any of Buyer’s cost incurred in connection with any such sale, pledge, repledge, transfer, hypothecate, or rehypothecate under this Section 18.19. In the event Buyer engages in a repurchase transaction with any of the Purchased Assets or otherwise pledges or hypothecates any of the Purchased Assets, Buyer shall have the right to assign to Buyer’s

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counterparty any of the applicable representations or warranties herein and the remedies for breach thereof, as they relate to the Purchased Assets that are subject to such repurchase transaction, pledge or hypothecation.
Section 18.10    Confidentiality. All information regarding the terms set forth in any of the Repurchase Documents or the Transactions shall be kept confidential and shall not be disclosed by either Party to any Person except (a) to the Affiliates of such Party or its or their respective directors, officers, employees, agents, advisors, attorneys and other representatives who are informed of the confidential nature of such information and instructed to keep it confidential, (b) to the extent requested by any regulatory authority or required by Requirements of Law, (c) to the extent required to be included in the financial statements of either Party or an Affiliate thereof, (d) to the extent required to exercise any rights or remedies under the Repurchase Documents, Purchased Assets, Pledged Collateral, the Mortgage Loan Documents or Underlying Mortgaged Properties, (e) to the extent required to consummate and administer a Transaction, (f) to the extent required in connection with any litigation between the Parties in connection with any Repurchase Document, and (g) to any actual or prospective Participant, assignee, pledge transferee or Hedge Counterparty which agrees to comply with this Section 18.10; provided, that no such disclosure made with respect to any Repurchase Document shall include a copy of such Repurchase Document to the extent a summary would suffice, and any such disclosure shall redact all pricing and other economic terms set forth therein to the extent such disclosure can be satisfied by a redacted copy of such Repurchase Documents.
Section 18.11    No Implied Waivers; Amendments. No failure on the part of Buyer to exercise, or delay in exercising, any right or remedy under the Repurchase Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy thereunder preclude any further exercise thereof or the exercise of any other right. The rights and remedies in the Repurchase Documents are cumulative and not exclusive of any rights and remedies provided by Requirements of Law. Application of the Default Rate after an Event of Default shall not be deemed to constitute a waiver of any Event of Default or Buyer’s rights and remedies with respect thereto, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Default Rate is applied. Except as otherwise expressly provided in the Repurchase Documents, no amendment, waiver or other modification of any provision of the Repurchase Documents shall be effective without the signed agreement of Seller and Buyer. Any waiver or consent under the Repurchase Documents shall be effective only if it is in writing and only in the specific instance and for the specific purpose for which given.
Section 18.12    Notices and Other Communications. Unless otherwise provided in this Agreement, all notices, consents, approvals, requests and other communications required or permitted to be given to a Party hereunder shall be in writing and sent prepaid by hand delivery, by certified or registered mail, by expedited commercial or postal delivery service, or by facsimile or email if also sent by one of the foregoing, to the address for such Party specified in Annex 1 or such other address as such Party shall specify from time to time in a notice to the other Party. Any of the foregoing communications shall be effective when delivered on a Business Day (or if not a Business Day, on the next Business Day thereafter). A Party receiving

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a notice that does not comply with the technical requirements of this Section 18.12 may elect to waive any deficiencies and treat the notice as having been properly given.
Section 18.13    Counterparts; Electronic Transmission. Any Repurchase Document may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same instrument. The Parties agree that this Agreement, any documents to be delivered pursuant to this Agreement, any other Repurchase Document and any notices hereunder may be transmitted between them by email and/or facsimile. The Parties intend that delivery of signatures via fax or electronically imaged such as pdf files shall constitute original signatures and are binding on all Parties.
Section 18.14    No Personal Liability. Notwithstanding anything contained in the Repurchase Documents, no administrator, incorporator, Affiliate, owner, member, partner, stockholder, officer, director, employee, agent or attorney of Seller, Guarantor (excluding Guarantor in its capacity as guarantor under the Guaranty), Pledgor, Buyer or any Indemnified Person, as such, shall be subject to any recourse or personal liability under or with respect to any obligation of Buyer, Seller, Pledgor or Guarantor under the Repurchase Documents, whether by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed that the obligations of Buyer, Seller, Pledgor and Guarantor under the Repurchase Documents are solely their respective corporate, limited liability company or partnership obligations, as applicable, and that any such recourse or personal liability is hereby expressly waived. This Section 18.14 shall survive the termination of the Repurchase Documents and the indefeasible payment in full of the Repurchase Obligations.
Section 18.15    Protection of Buyer’s Interests in the Purchased Assets; Further Assurances.
(a)Seller shall cause the Repurchase Documents and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of Buyer to the Purchased Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by Requirements of Law fully to preserve and protect such right, title and interest. Seller shall deliver to Buyer file–stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Seller shall execute any and all documents reasonably required to fulfill the intent of this Section 18.15.
(b)Seller will promptly at its expense execute and deliver such instruments and documents and take such other actions as Buyer may reasonably request from time to time in order to perfect, protect, evidence, exercise and enforce Buyer’s rights and remedies under and with respect to the Repurchase Documents, the Transactions and the Purchased Assets. Seller and Guarantor shall, promptly upon Buyer’s request, deliver documentation in form and substance satisfactory to Buyer which Buyer deems necessary or desirable to evidence compliance with all applicable “know your customer” due diligence checks, including, but not limited to, any information required to be obtained by Buyer pursuant to the Beneficial Ownership Regulation.

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(c)If Seller fails to perform any of its Repurchase Obligations, Buyer may (but shall not be required to) perform or cause to be performed such Repurchase Obligation, and the costs and expenses incurred by Buyer in connection therewith shall be payable by Seller. Without limiting the generality of the foregoing, if Seller fails to perform any of its Repurchase Obligations, Seller authorizes Buyer, at the option of Buyer and the expense of Seller, at any time and from time to time, to take all actions and pay all amounts that Buyer deems necessary or appropriate to protect, enforce, preserve, insure, service, administer, manage, perform, maintain, safeguard, collect or realize on the Purchased Assets and Buyer’s Liens and interests therein or thereon and to give effect to the intent of the Repurchase Documents. No Default or Event of Default shall be cured by the payment or performance of any Repurchase Obligation by Buyer on behalf of Seller. Buyer may make any such payment in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax Lien, title or claim except to the extent such payment is being contested in good faith by Seller in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
(d)Without limiting the generality of the foregoing, Seller will no earlier than six (6) or later than three (3) months before the fifth (5th) anniversary of the date of filing of each UCC financing statement filed in connection with any Repurchase Document or any Transaction, (i) deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement (provided that Buyer may elect to file such continuation statement), and (ii) deliver or cause to be delivered to Buyer an opinion of counsel, in form and substance reasonably satisfactory to Buyer, confirming and updating the opinion delivered pursuant to Section 6.01(a)(v) with respect to perfection and otherwise to the effect that the security interests hereunder continue to be enforceable and perfected security interests, subject to no other Liens of record except as provided herein or otherwise permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions.
(e)Except as provided in the Repurchase Documents, the sole duty of Buyer, Custodian or any other designee or agent of Buyer with respect to the Purchased Assets shall be to use reasonable care in the custody, use, operation and preservation of the Purchased Assets in its possession or control. Buyer shall incur no liability to Seller or any other Person for any act of a Governmental Authority, act of God or other destruction in whole or in part or negligence or wrongful act of custodians or agents selected by Buyer with reasonable care, or Buyer’s failure to provide adequate protection or insurance for the Purchased Assets. Buyer shall have no obligation to take any action to preserve any rights of Seller in any Purchased Asset against prior parties, and Seller hereby agrees to take such action. Buyer shall have no obligation to realize upon any Purchased Asset except through proper application of any distributions with respect to the Purchased Assets made directly to Buyer or its agent(s). So long as Buyer and Custodian shall act in good faith and in accordance with the standard set forth in this Section 18.15(e) in their handling of the Purchased Assets, Seller waives or is deemed to have waived the defense of impairment of the Purchased Assets by Buyer and Custodian.

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(f)At Buyer’s election (at Buyer’s sole cost and expense prior to an Event of Default) and at any time during the term of this Agreement, Buyer may complete and record any or all of the blank assignment documents as further evidence of Buyer’s ownership interest in the related Purchased Assets.
Section 18.16    Default Rate. To the extent permitted by Requirements of Law, Seller shall pay interest at the Default Rate on the amount of all Repurchase Obligations not paid when due under the Repurchase Documents until such Repurchase Obligations are paid or satisfied in full.
Section 18.17    Set-off.
(a)In addition to any rights now or hereafter granted under the Repurchase Documents, Requirements of Law or otherwise, Seller, on behalf of itself, hereby grants to Buyer and each Indemnified Person, to secure repayment of the Repurchase Obligations, a right of set-off upon any and all of the following: monies, securities, collateral or other property of Seller and any proceeds from the foregoing, now or hereafter held or received by Buyer, any Affiliate of Buyer or any Indemnified Person, for the account of Seller, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general, specified, special, time, demand, provisional or final) and credits, claims or Indebtedness of Seller at any time existing, and any obligation owed by Buyer, any Affiliate of Buyer or any other Indemnified Person to Seller and to set–off against any Repurchase Obligations or Indebtedness owed by Seller any Indebtedness owed by Buyer, any Affiliate of Buyer or any other Indemnified Person to Seller, in each case whether direct or indirect, absolute or contingent, matured or unmatured, whether or not arising under the Repurchase Documents and irrespective of the currency, place of payment or booking office of the amount or obligation and in each case at any time held or owing by Buyer, any Affiliate of Buyer or any Indemnified Person to or for the credit of any Seller, without prejudice to Buyer’s right to recover any deficiency. Each of Buyer, each Affiliate of Buyer and each Indemnified Person is hereby authorized upon any amount becoming due and payable by Seller to Buyer or any Indemnified Person under the Repurchase Documents, the Repurchase Obligations or otherwise or upon the occurrence of an Event of Default, without notice to Seller, any such notice being expressly waived by Seller to the extent permitted by any Requirements of Law, to set–off, appropriate, apply and enforce such right of set–off against any and all items hereinabove referred to against any amounts owing to Buyer or any Indemnified Person by Seller under the Repurchase Documents and the Repurchase Obligations, irrespective of whether Buyer, any Affiliate of Buyer or any Indemnified Person shall have made any demand under the Repurchase Documents and regardless of any other collateral securing such amounts, and in all cases without waiver or prejudice of Buyer’s rights to recover a deficiency. ANY AND ALL RIGHTS TO REQUIRE BUYER OR OTHER INDEMNIFIED PERSONS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO THE PURCHASED ASSETS, THE PLEDGED COLLATERAL OR OTHER COLLATERAL UNDER THE REPURCHASE DOCUMENTS, PRIOR TO EXERCISING THE FOREGOING RIGHT

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OF SET–OFF, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY SELLER.
(b)Buyer or any Indemnified Person shall promptly notify Seller after any such set–off and application made by Buyer or such Indemnified Person, provided that the failure to give such notice shall not affect the validity of such set–off and application. If an amount or obligation is unascertained, Buyer may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant Party accounting to the other Party when the amount or obligation is ascertained. Nothing in this Section 18.17 shall be effective to create a charge or other security interest. This Section 18.17 shall be without prejudice and in addition to any right of set-off, combination of accounts, Lien or other rights to which any Party is at any time otherwise entitled.
Section 18.18    Seller’s Waiver of Setoff. Seller hereby waives any right of setoff it may have or to which it may be or become entitled under the Repurchase Documents, Requirements of Law or otherwise against Buyer, any Affiliate of Buyer, any Indemnified Person or their respective assets or properties.
Section 18.19    Periodic Due Diligence Review. Buyer may perform continuing due diligence reviews with respect to the Purchased Assets, Seller and Affiliates of Seller, including ordering new third-party reports, for purposes of, among other things, verifying compliance with the representations, warranties, covenants, agreements, duties, obligations and specifications made under the Repurchase Documents or otherwise. Upon reasonable prior notice to Seller, unless a Default or Event of Default exists, in which case no notice is required, Buyer or its representatives may during normal business hours inspect any properties and examine, inspect and make copies of the books and records of Seller and Affiliates of Seller, the Mortgage Loan Documents and the Servicing Files. Seller shall make available to Buyer one or more knowledgeable financial or accounting officers and representatives of the independent certified public accountants of Seller and its Affiliates for the purpose of answering questions of Buyer concerning any of the foregoing. Seller shall cause Servicer to cooperate with Buyer by permitting Buyer to conduct due diligence reviews of the Servicing Files. Seller shall pay all costs and expenses (including legal fees and expenses) incurred by Buyer in connection with the Buyer’s activities pursuant to this Section 18.19. Buyer may purchase Purchased Assets from Seller based solely on the information provided by Seller to Buyer in the Underwriting Package and the representations, warranties, duties, obligations and covenants contained herein, and Buyer may at any time conduct a partial or complete due diligence review on some or all of the Purchased Assets, including ordering new credit reports and new Appraisals on the Underlying Mortgaged Properties and otherwise re-generating the information used to originate and underwrite such Purchased Assets. Buyer may underwrite such Purchased Assets itself or engage a mutually acceptable third-party underwriter to do so.
Section 18.20    Time of the Essence. Time is of the essence with respect to all obligations, duties, covenants, agreements, notices or actions or inactions of the Parties under the Repurchase Documents.

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Section 18.21    Joint and Several Repurchase Obligations.
(a)At all times when there is more than one Seller under this Agreement, each Seller hereby acknowledges and agrees that (i) each Seller shall be jointly and severally liable to Buyer to the maximum extent permitted by Requirements of Law and in accordance with this Agreement for all Repurchase Obligations, (ii) the liability of each Seller (A) shall be absolute and unconditional and shall remain in full force and effect (or be reinstated) until all Repurchase Obligations shall have been indefeasibly paid in full, the Repurchase Documents have been terminated and the expiration of any applicable preference or similar period pursuant to any Insolvency Law, or at law or in equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Buyer, and (B) until such payment has been made, shall not be discharged, affected, modified or impaired on the occurrence from time to time of any event, including any of the following, whether or not with notice to or the consent of each Seller, (1) the waiver, compromise, settlement, release, termination or amendment (including any extension or postponement of the time for payment or performance or renewal or refinancing) of any of the Repurchase Obligations, (2) the failure to give notice to each Seller of the occurrence of an Event of Default, (3) the release, substitution or exchange by Buyer of any Purchased Asset (whether with or without consideration) or the acceptance by Buyer of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of collateral, (4) the release of any Person primarily or secondarily liable for all or any part of the Repurchase Obligations, whether by Buyer or in connection with any Insolvency Proceeding affecting any Seller or any other Person who, or any of whose property, shall at the time in question be obligated in respect of the Repurchase Obligations or any part thereof, or (5) to the extent permitted by Requirements of Law, any other event, occurrence, action or circumstance that would, in the absence of this Section 18.21, result in the release or discharge of any or all of Sellers from the performance or observance of any Repurchase Obligation, (iii) Buyer shall not be required first to initiate any suit or to exhaust its remedies against any Seller or any other Person to become liable, or against any of the Purchased Assets, in order to enforce the Repurchase Documents and each Seller expressly agrees that, notwithstanding the occurrence of any of the foregoing, each Seller shall be and remain directly and primarily liable for all sums due under any of the Repurchase Documents, (iv) when making any demand hereunder against any Seller, Buyer may, but shall be under no obligation to, make a similar demand on any other Seller, and any failure by Buyer to make any such demand or to collect any payments from any other Seller, or any release of any such other Seller shall not relieve any Seller in a respect of which a demand or collection is not made or Sellers not so released of their obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Sellers, and (v) on disposition by Buyer of any property encumbered by any Purchased Assets, each Seller shall be and shall remain jointly and severally liable for any deficiency.
(b)To the extent that any Seller (the “paying Seller”) pays more than its proportionate share of any payment made hereunder, the paying Seller shall be entitled to

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seek and receive contribution from and against any other Seller that has not paid its proportionate share; provided, that the provisions of this Section 18.21 shall not limit the duties, covenants, agreements, obligations and liabilities of any Seller to Buyer, and, notwithstanding any payment or payments made by the paying Seller hereunder or any setoff or application of funds of the paying Seller by Buyer, the paying Seller shall not be entitled to be subrogated to any of the rights of Buyer against any other Seller or any collateral security or guarantee or right of setoff held by Buyer, nor shall the paying Seller seek or be entitled to seek any contribution or reimbursement from any other Seller in respect of payments made by the paying Seller hereunder, until all Repurchase Obligations are indefeasibly paid in full and the Repurchase Documents have been terminated. If any amount shall be paid to the paying Seller on account of such subrogation rights at any time when all such amounts shall not have been paid in full, such amount shall be held by the paying Seller in trust for Buyer, segregated from other funds of the paying Seller, and shall, forthwith upon receipt by the paying Seller, be turned over to Buyer in the exact form received by the paying Seller (duly indorsed by the paying Seller to Buyer, if required), to be applied against the Repurchase Obligations, whether matured or unmatured, in such order as Buyer may determine.
(c)The Repurchase Obligations are full recourse obligations to each Seller, and each Seller hereby forever waives, demises, acquits and discharges any and all defenses, and shall at no time assert or allege any defense, to the contrary.
Section 18.22    Patriot Act Notice. Buyer hereby notifies Seller that Buyer is required by the Patriot Act to obtain, verify and record information that identifies Seller.
Section 18.23    Successors and Assigns. Subject to the foregoing, the Repurchase Documents and any Transactions shall be binding upon and shall inure to the benefit of the Parties and their successors and permitted assigns.
Section 18.24    Acknowledgment of Anti-Predatory Lending Policies. Seller and Buyer each have in place internal policies and procedures that expressly prohibit their purchase of any high cost mortgage loan.
Section 18.25    Recognition of the U.S. Special Resolution Regimes.
(a)In the event that Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Buyer of this Agreement and/or the Repurchase Documents, and any interest and obligation in or under this Agreement and/or the Repurchase Documents will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or the Repurchase Documents, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)In the event that Buyer or a BHC Act Affiliate of Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or the Repurchase Documents that may be exercised against Buyer are permitted to be exercised to no greater extent than such Default Rights could be exercised

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under the U.S. Special Resolution Regime if this Agreement and/or the Repurchase Documents were governed by the laws of the United States or a state of the United States.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.
SELLER:
CMFT RE LENDING RF SUB WF, LLC,
a Delaware limited liability company
By: /s/ Nathan D. DeBacker
Name:    Nathan D. DeBacker
Title:    Vice President, Chief Financial Officer and Treasurer
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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BUYER:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ H. Lee Goins III
Name:    H. Lee Goins III
Title:    Managing Director
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